As filed with the Securities and Exchange Commission on June 29, 2017

File No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 257-8787

(Area Code and Telephone Number)

Kathleen L Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Class A, C and I Shares of Nuveen Large Cap Value Fund.

It is proposed that this filing will become effective on July 29, 2017 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares of beneficial interest, with $0.01 par value, of the Registrant have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

NUVEEN

Important Information for Shareholders of Nuveen Core Dividend Fund

At a special meeting of shareholders of Nuveen Core Dividend Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), you will be asked to vote on the reorganization of your fund into Nuveen Large Cap Value Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

The Board of Trustees of the Trust, including the independent board members, unanimously recommends that you vote FOR the proposal.

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience we have provided the following brief overview of the matter to be voted on.

Q.	Why is the Reorganization being proposed?

A.	As part of its ongoing review of the products it offers, Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, proposed the Reorganization due to the similar strategies of the Funds and the operating cost savings and efficiencies expected to result from the Reorganization. The Adviser and the Board believe that the combined fund will recognize operating cost savings and operational efficiencies because the fixed costs involved with operating a fund will be spread across a larger asset base following the Reorganization, and the need to provide certain duplicative services to separate stand-alone funds will be eliminated. This is expected to result in a decrease in total annual operating expenses for shareholders of the Target Fund following the Reorganization. In addition, the Acquiring Fund’s expense cap following the Reorganization, which will be in effect through July 31, 2019, will result in lower net annual operating expenses for shareholders of the Target Fund. In addition to considering the benefits to shareholders expected to result from the Reorganization, the Board considered that the Adviser may realize certain efficiencies by no longer providing certain services to separate stand-alone funds. The Reorganization will also give shareholders of the Target Fund the opportunity to continue their investment in a Fund managed by the same portfolio management team that, although there are some differences in investment strategies, also invests primarily in large capitalization equity securities. See “Approval of the Proposed Reorganization by the Board of Trustees” at page 18.

Q.	How will the Reorganization affect my shares?

A.	Upon the closing of the Reorganization, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Class A shares, Class C shares and Class I shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Q.	Will Target Fund shareholders incur sales loads or contingent deferred sales charges on Acquiring Fund shares received in the Reorganization?

A.

The front-end sales load on Class A shares received in the Reorganization will be waived. If your Target Fund shares are subject to a contingent deferred sales charge (“CSDC”), which may be the case for either Class A share purchases of $1 million or more which were not subject to a front-end sales load or Class C shares, the Acquiring Fund shares that you receive in the Reorganization will be subject to a CDSC if they are redeemed within 12 months of the date you purchased your Target Fund shares.

Q.	Are the Funds managed by the same sub-adviser?

A.	Both Funds are sub-advised by Nuveen Asset Management, LLC (the “Sub-Adviser”) and managed by Robert C. Doll and Scott M. Tonneson. Both Mr. Doll and Mr. Tonneson will continue to serve as portfolio managers for the Acquiring Fund upon completion of the Reorganization.

Q.	How do the Funds’ investment objectives, principal investment strategies and principal risks compare?

A.	The investment objective of the Target Fund is total return comprised of income from dividends and long-term capital appreciation, and the investment objective of the Acquiring Fund is to provide long-term capital appreciation.

Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index on the last business day of the month in which its most recent reconstitution was completed. On June 30, 2016 (the date of the most recent reconstitution of the index), the range of market capitalization of companies in the index was $2.0 billion to $549.7 billion. Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Acquiring Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. The Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Acquiring Fund.

Under normal market conditions, the Target Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend-paying equity securities. Substantially all of the equity securities in which the Target Fund invests will be, at the time of purchase, dividend-paying securities included in the Target Fund’s benchmark index, the Russell 1000® Index. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. The Target Fund may enter into stock index futures contracts to manage cash flows into and out of the Target Fund.

The principal risks of investing in each Fund are similar, including the risks associated with their investments in equity securities. However, the Acquiring Fund is subject to certain additional risks related to its investments in equity securities with value characteristics (Value Stock Risk). See the section of the Proxy Statement/Prospectus entitled “Risk Factors” for a comparison of and additional information regarding each Fund’s principal investment risks.

A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Proxy Statement/Prospectus.

Q.	Will the portfolio of the Target Fund be repositioned as a result of the Reorganization?

A.	Yes. Prior to the closing of the Reorganization, it is estimated that approximately 25% (or $11.0 million) of the Target Fund’s investment portfolio will be sold. If such sales had occurred as of February 28, 2017, it is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $11,000 for the Target Fund, based on average commission rates charged by transition managers. These transaction costs represent expenses of the Target Fund that will not be subject to the Target Fund’s expense cap and will be borne by the Target Fund and indirectly borne by the Target Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of February 28, 2017, the sales would have resulted in increased distributions of net capital gain and net investment income of approximately $0.57 per share.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions.

Q.	How will the Reorganization impact fees and expenses?

A.	If the Reorganization had taken place as of the date in the Fees and Expenses table in the Proxy Statement/Prospectus, the pro forma total net and gross operating expenses of the combined fund would have been lower than the total net and gross operating expenses of the Target Fund for all share classes. Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of the Funds—Fees and Expenses” in the Proxy Statement/Prospectus for additional information.

Q.	Will the Reorganization create a taxable event for me?

A.	No. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the closing of the Reorganization, the Target Fund expects to distribute all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to Target Fund shareholders and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. In addition, the Target Fund may recognize gains or losses as a result of portfolio sales effected prior to the Reorganization, including sales anticipated in connection with the repositioning described above. Such gains or losses may increase or decrease the net capital gains or net investment income to be distributed by the Target Fund to its shareholders, and may increase or decrease the Target Fund’s capital loss carryforwards.

Q.	Who will bear the costs of the Reorganization?

A.

Each Fund will be allocated the costs of the Reorganization ratably in an amount up to its projected cost savings, if any, during the first year following the Reorganization, subject to expense cap limitations. The estimated expenses in connection with the Reorganization are

$180,000. The Adviser estimates that the cost savings during the first year following the Reorganization will be approximately $5,000 for the Target Fund shareholders (as shareholders of the combined fund following the Reorganization) and $90,000 for the Acquiring Fund shareholders. Based on the estimated cost savings to each Fund, the Target Fund will be charged approximately $5,000 and the Acquiring Fund will be charged approximately $90,000 of the expenses of the Reorganization. Amounts charged to each Fund will be allocated among each Fund’s share classes based on the relative net assets of the share classes. The Adviser or its affiliates (“Nuveen”) will pay the remainder of the Reorganization expenses. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund.

If the Reorganization is not approved or completed, Nuveen will pay all expenses associated with the Reorganization. See the section entitled “The Proposed Reorganization—Reorganization Expenses” in the Proxy Statement/Prospectus for additional information.

Q.	What is the timetable for the Reorganization?

A.	If approved by the Target Fund’s shareholders at the special meeting of shareholders on September 11, 2017, the Reorganization of the Target Fund is expected to occur at the close of business on October 13, 2017 or as soon as practicable thereafter.

General

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the proxy solicitor hired by the Target Fund, at [•] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Target Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board of Trustees suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the proposed Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposal. If shareholders do not approve the Reorganization, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Fund as a stand-alone fund, liquidating the Fund, or such other options the Board of Trustees may consider.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its shareholder meeting or the vote on the issue, and your Fund will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

v

NUVEEN

[•], 2017

Dear Shareholders:

We are pleased to invite you to the special meeting of shareholders of Nuveen Core Dividend Fund (the “Target Fund”) (the “Special Meeting”). The Special Meeting is scheduled for September 11, 2017, at [•] p.m., Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal for your fund. You are being asked to consider the reorganization of your fund into Nuveen Large Cap Value Fund (the “Acquiring Fund,” and together with the Target Fund, the “Funds” and each a “Fund”) (the “Reorganization”).

Nuveen Fund Advisors, LLC (the “Adviser”), each Fund’s investment adviser, has proposed the Reorganization to eliminate certain redundancies among the products the Adviser offers and in an effort to achieve certain operating efficiencies. The Adviser and the Board of Trustees of Nuveen Investment Trust believe that the shareholders of the Target Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds pursuant to the Reorganization. The Reorganization is expected to result in lower gross expenses for shareholders of the Target Fund following the Reorganization. In addition, the combined fund will be subject to an expense cap that will result in lower net expenses for shareholders of the Target Fund following the Reorganization. The Board of Trustees believes the Reorganization is in the best interests of the Target Fund and recommends that you vote “FOR” the proposed Reorganization.

The attached Proxy Statement/Prospectus has been prepared to give you information about the proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Kathleen L. Prudhomme

Vice President and Secretary

[•], 2017

NUVEEN CORE DIVIDEND FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 11, 2017

To the Shareholders:

Notice is hereby given that a special meeting of shareholders of Nuveen Core Dividend Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), a Massachusetts business trust, will be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on September 11, 2017 at [•] p.m., Central time (the “Special Meeting”), for the purposes described below.

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to Nuveen Large Cap Value Fund (the “Acquiring Fund”) in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).

2.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on July 17, 2017 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kathleen L. Prudhomme

Vice President and Secretary

The information contained in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JUNE 29, 2017

PROXY STATEMENT/PROSPECTUS

DATED [•], 2017

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN CORE DIVIDEND FUND

by

NUVEEN LARGE CAP VALUE FUND

This Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Core Dividend Fund (the “Target Fund”), a series of Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), and an open-end investment company registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and relates to the special meeting of shareholders of the Target Fund to be held at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, on September 11, 2017 at [•] p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow the shareholders of the Target Fund to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Value Fund (the “Acquiring Fund”), also a series of the Trust. The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds” and individually as a “Fund.”

If shareholders approve the Reorganization of the Target Fund and the Reorganization is completed, each Target Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the Target Fund shares surrendered by such shareholder. Shareholders of Class A shares of the Target Fund will receive Class A shares of the Acquiring Fund. Shareholders of Class C shares of the Target Fund will receive Class C shares of the Acquiring Fund. Shareholders of Class I shares of the Target Fund will receive Class I shares of the Acquiring Fund. The Board of Trustees has determined that the Reorganization of the Target Fund is in the best interests of the Target Fund. The address, principal executive office and telephone number of the Funds and the Trust is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

The enclosed proxy and this Proxy Statement/Prospectus are first being sent to shareholders of the Target Fund on or about [•], 2017. Shareholders of record as of the close of business on July 17, 2017 are entitled to vote at the Special Meeting.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Proxy Statement/Prospectus concisely sets forth the information shareholders of the Target Fund should know before voting on the Reorganization (in effect, investing in Class A, Class C and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Proxy Statement/Prospectus by reference and also accompany this Proxy Statement/Prospectus:

(i)	the Acquiring Fund’s Prospectus dated March 31, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Acquiring Fund (File Nos. 333-03715 and 811-07619); and

(ii)	the unaudited financial statements contained in the Acquiring Fund’s Semi-Annual Report, only insofar as they relate to the Acquiring Fund, for the six-month period ended February 28, 2017 (File No. 811-07619).

The following documents contain additional information about the Funds and have been filed with the SEC and are incorporated into this Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the Reorganization, dated [•], 2017 (the “Reorganization SAI”);

(ii)	the Target Fund’s prospectus dated March 31, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Target Fund (File Nos. 333-03715 and 811-07619);

(iii)	the unaudited financial statements contained in the Target Fund’s Semi-Annual Report, only insofar as they relate to the Target Fund, for the six-month period ended February 28, 2017 (File No. 811-07619);

(iv)	the audited financial statements contained in the Funds’ Annual Report, only insofar as they relate to the Funds, for the fiscal year ended August 31, 2016 (File No. 811-07619); and

(v)	the Funds’ statement of additional information dated March 31, 2017, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Funds (File Nos. 333-03715 and 811-07619).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Trust (including the Registration Statement relating to the Acquiring Fund on

ii

Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

iii

TABLE OF CONTENTS

(continued)

REORGANIZATION OF THE TARGET FUND

INTO THE ACQUIRING FUND

Summary

The following is a summary of, and should be read in conjunction with, the more complete information contained in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the form of Agreement and Plan of Reorganization. As discussed more fully below and elsewhere in this Proxy Statement/Prospectus, the Board of Trustees believes the proposed Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. If shareholders of the Target Fund approve the Reorganization and it is completed, the Target Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of the Target Fund.

Shareholders should read the entire Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Proxy Statement/Prospectus, which is incorporated herein by reference. See the section entitled “Comparison of the Funds” below for a comparison of investment policies, fees and expenses, and other matters. This Proxy Statement/Prospectus constitutes an offering of Class A, Class C and Class I shares of the Acquiring Fund.

Background

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as the investment adviser to each of the Funds. The Adviser has proposed the Reorganization of the Target Fund into the Acquiring Fund as part of an initiative to eliminate certain redundancies among the products the Adviser offers and in an effort to achieve certain operating efficiencies.

The Reorganization

This Proxy Statement/Prospectus is being furnished to shareholders of the Target Fund in connection with the proposed combination of the Target Fund into the Acquiring Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization entered into by (i) Nuveen Investment Trust (the “Trust”), on behalf of each Fund, and (ii) the Adviser (the “Agreement”).

The Agreement provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund.

If shareholders of the Target Fund approve the Reorganization and it is completed, Target Fund shareholders will become shareholders of the Acquiring Fund. The Board of Trustees has determined that the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund shareholders would not be diluted as a result of the Reorganization. The Board of Trustees unanimously approved the Reorganization and the Agreement at a meeting held on April 11-12, 2017. The Board of Trustees recommends a vote “FOR” the Reorganization.

Each Fund will be allocated the costs of the Reorganization ratably in an amount up to its projected cost savings, if any, during the first year following the Reorganization, subject to expense cap limitations. Nuveen Fund Advisors estimates that the cost savings during the first year following the Reorganization will be approximately $5,000 for shareholders of the Target Fund (as shareholders of the Acquiring Fund following the Reorganization) and $90,000 for shareholders of the Acquiring Fund. The estimated expenses in connection with the Reorganization are $180,000. Based on the estimated cost savings to each Fund, the Target Fund will be charged approximately $5,000 and the Acquiring Fund will be charged approximately $90,000 of the expenses of the Reorganization. Amounts charged to each Fund will be allocated among each Fund’s share classes based on the relative net assets of the share classes. Nuveen Fund Advisors or its affiliates (“Nuveen”) will pay the remainder of the Reorganization expenses. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund. If the Reorganization is not approved or not completed, Nuveen will pay all expenses associated with the Reorganization.

The Board of Trustees is asking shareholders of the Target Fund to approve the Reorganization at the Special Meeting to be held on September 11, 2017. Approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Target Fund’s shares outstanding and entitled to vote. See “Voting Information and Requirements” below.

If shareholders of the Target Fund approve the Reorganization, it is expected that the Reorganization will occur at the close of business on October 13, 2017 or such other date as agreed to by the parties (the “Closing Date”). If the Reorganization is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Target Fund, including continuing to operate the Target Fund as a stand-alone Fund, liquidating the Target Fund, or other options the Board of Trustees may consider. The Closing Date may be delayed and the Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty or agreement contained in the Agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have identical procedures for purchasing, exchanging and redeeming shares for each share class except Class R3 and Class R6 shares, which are not offered by the Target Fund. The Target Fund currently offers three classes of shares: Class A, Class C and Class I shares. The Acquiring Fund currently offers five classes of shares: Class A, Class C, Class R3, Class R6 and Class I shares. The corresponding classes of each Fund have the same investment eligibility criteria. Each Fund normally declares and pays dividends from net investment income, if any, annually. For each Fund, any net capital gains are normally distributed at least once a year. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing the Reorganization, the Target Fund and the Acquiring Fund will receive an opinion from Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Prior to the Closing Date, the Target Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

If the Reorganization had occurred as of February 28, 2017, it is estimated that approximately 25% (or $11.0 million) of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $11,000 for the Target Fund, based on average commission rates charged by transition managers. These transaction costs represent expenses of the Target Fund that will not be subject to the Fund’s expense cap and will be borne by the Fund and indirectly borne by the Fund’s shareholders. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income. If such sales occurred as of February 28, 2017, the sales would have resulted in increased distributions of net capital gain and net investment income of approximately $0.57 per share.

Taking into account the repositioning of the Target Fund, the Acquiring Fund is not expected to sell a material portion (less than 5% of net assets) of the Target Fund’s assets received in the Reorganization in order to meet its investment policies and restrictions.

For a more detailed discussion of the federal income tax consequences of the Reorganization, please see “The Proposed Reorganization—Material Federal Income Tax Consequences” below.

Risk Factors

In evaluating the Reorganization, you should consider carefully the risks of the Acquiring Fund to which you will be subject if the Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

The principal risks of investing in each Fund are similar, but there are some differences. The Acquiring Fund is subject to Value Stock Risk, whereas this is not a principal risk for the Target Fund.

The following table provides a comparison of the types of investment risks associated with an investment in each Fund. A description of these principal investment risks is also provided below.

Principal Investment Risks	Target Fund	Acquiring Fund
Cybersecurity Risk	X	X
Equity Security Risk	X	X
Futures Contract Risk	X	X
Investment Strategy Risk	X	X
Large-Cap Stock Risk	X	X
Value Stock Risk	—	X

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry or sector of the market.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave a Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third-party data and systems are utilized to support decision making for the Funds. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing a Fund will perform as anticipated or enable a Fund to achieve its objective.

Large-Cap Stock Risk—Because each Fund invests primarily in large-capitalization stocks, a Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time, or a stock judged to be undervalued may actually be appropriately priced at a low level.

Comparison of the Funds

Investment Objectives

The investment objective of the Target Fund is total return comprised of income from dividends and long-term capital appreciation, and the investment objective of the Acquiring Fund is to provide long-term capital appreciation. The investment objective of the Target Fund may be changed without shareholder approval upon at least 60 days advance notice to shareholders of the Target Fund. The investment objective of the Acquiring Fund may not be changed without shareholder approval.

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Principal Investment Strategies

The Funds have similar principal investment strategies in that each Fund invests primarily in equity securities of large-capitalization companies; however, there are differences. The table below summarizes each Fund’s principal investment strategies and highlights relevant differences.

Target Fund	Acquiring Fund	Differences

Principal Strategy:	Principal Strategy:

Under normal market conditions, the Target Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend-paying equity securities. Substantially all of the equity securities in which the Target Fund invests will be, at the time of purchase, dividend-paying securities included in the Target Fund’s benchmark index, the Russell 1000® Index.	Under normal market conditions, the Acquiring Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index. Substantially all of the equity securities in which the Acquiring Fund invests will be included in the Acquiring Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase.	Each Fund focuses on the equity securities of large-capitalization companies, but substantially all of the equity securities in which the Target Fund invests are dividend-paying securities included in the Russell 1000® Index, while substantially all of the equity securities in which the Acquiring Fund invests are included in the Russell 1000® Value Index and are not required to be dividend-paying.

Futures Contracts:	Futures Contracts:

The Target Fund may enter into stock index futures contracts to manage cash flows into and out of the Target Fund.	The Acquiring Fund may enter into stock index futures contracts to manage cash flows into and out of the Acquiring Fund.	No differences.

Diversification:	Diversification:

The Target Fund is a diversified company under the 1940 Act.	The Acquiring Fund is a diversified company under the 1940 Act.	No differences.

Additional Information Regarding Principal Investment Strategies. In managing each Fund, each Fund’s sub-adviser, Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”), will select securities for each Fund using an investment process that combines the use of complex mathematical models that analyze and rank securities based on multiple factors, fundamental analysis of individual securities and risk management. The Sub-Adviser will add securities to each Fund’s portfolio based both on security rankings provided by the mathematical models and on fundamental analysis of the securities. In addition, the Sub-Adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors.

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In evaluating the Reorganization, shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section above entitled “Risk Factors.”

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the combined fund. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of the Funds for their fiscal year ended August 31, 2016. The pro forma fees and expenses of the combined fund are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of August 31, 2016.

Shareholder Fees

(fees paid directly from your investment)

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of Offering Price)
Class A(1)	5.75%	5.75%	5.75%
Class C	None	None	None
Class I	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)(2)
Class A	None	None	None
Class C	1.00%	1.00%	1.00%
Class I	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Exchange Fee
Class A	None	None	None
Class C	None	None	None
Class I	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)(3)
Class A	$15	$15	$15
Class C	$15	$15	$15
Class I	$15	$15	$15

(1)	No front-end sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization. In the event that Class A shares exchanged in the Reorganization were subject to a deferred sales charge, a deferred sales charge will apply to Class A Acquiring Fund shares received in the Reorganization based on the date of purchase of your Target Fund shares. Additional information regarding sales load waivers for Class A shares can be found in the Acquiring Fund’s prospectus under “How to Reduce Your Sales Charge—Class A Sales Charge Waivers.”
(2)	Class C shares and Class A share purchases of $1 million or more which were not subject to a front-end sales load are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. For shares received in the Reorganization, such charge will be applied to shares redeemed within 12 months of purchase of your Target Fund shares.
(3)	Fee applies to the following types of accounts under $1,000 held directly with a Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund		Acquiring Fund		Acquiring Fund Pro Forma(1)
Management Fees
Class A	0.66	%(2)	0.64	%(2)	0.64%
Class C	0.66	%(2)	0.64	%(2)	0.64%
Class I	0.66	%(2)	0.64	%(2)	0.64%
Distribution and Service (12b-1) Fees
Class A	0.25%		0.25%		0.25%
Class C	1.00%		1.00%		1.00%
Class I	0.00%		0.00%		0.00%
Other Expenses
Class A	0.38%		0.15%		0.16%
Class C	0.38%		0.15%		0.16%
Class I	0.38%		0.15%		0.16%
Total Annual Fund Operating Expenses
Class A	1.29%		1.04%		1.05%
Class C	2.04%		1.79%		1.80%
Class I	1.04%		0.79%		0.80%
Fee Waivers and/or Expense Reimbursements
Class A	(0.27	)%(2),(3)	—		(0.05	)%(4)
Class C	(0.27	)%(2),(3)	—		(0.05	)%(4)
Class I	(0.27	)%(2),(3)	—		(0.05	)%(4)
Total Annual Fund Operating Expenses – After Fee Waivers and/or Expense Reimbursements
Class A	1.02%		1.04%		1.00%
Class C	1.77%		1.79%		1.75%
Class I	0.77%		0.79%		0.75%

(1)	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. See “The Proposed Reorganization—Reorganization Expenses” for additional information about these expenses.
(2)	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
(3)	Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Target Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.
(4)	Nuveen Fund Advisors has agreed that, effective upon closing of the Reorganization, it will waive fees and/or reimburse expenses for the combined fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of combined fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Examples

The examples below are intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund. The examples assume you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The examples assume that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. The Target Fund’s and Acquiring Fund Pro Forma’s fee waivers and expense reimbursements are taken into account for the periods stated in the table above assuming an effective date of November 1, 2017 (the first day of the month following the expected closing of the Reorganization). These amounts are estimated; actual operating expenses will vary based on asset size and other factors.

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The first set of examples below assumes that you sell your shares at the end of a period. The second set of examples assumes that you do not sell your shares at the end of a period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Estimated Costs Assuming You Sold Your Shares at the End of the Period

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$673	$675	$671
Class C	$180	$182	$178
Class I	$79	$81	$77
3 Years
Class A	$916	$887	$882
Class C	$593	$563	$558
Class I	$283	$252	$247
5 Years
Class A	$1,198	$1,116	$1,113
Class C	$1,054	$970	$967
Class I	$527	$439	$435
10 Years
Class A	$2,002	$1,773	$1,776
Class C	$2,330	$2,105	$2,109
Class I	$1,227	$978	$981

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the Reorganization. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$102
3 Years	$325
5 Years	$571
10 Years	$1,275

Estimated Costs Assuming You Did Not Sell Your Shares at the End of the Period

	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
1 Year
Class A	$673	$675	$671
Class C	$180	$182	$178
Class I	$79	$81	$77
3 Years
Class A	$916	$887	$882
Class C	$593	$563	$558
Class I	$283	$252	$247

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	Target Fund	Acquiring Fund	Acquiring Fund Pro Forma
5 Years
Class A	$1,198	$1,116	$1,113
Class C	$1,054	$970	$967
Class I	$527	$439	$435
10 Years
Class A	$2,002	$1,773	$1,776
Class C	$2,330	$2,105	$2,109
Class I	$1,227	$978	$981

The expense example figures above reflect the imposition of the maximum sales charge (load) imposed on purchases of Class A shares, and these figures are applicable to purchases of Acquiring Fund shares made after completion of the Reorganization. However, no sales charge will be imposed on Class A shares of the Acquiring Fund that are received in connection with the Reorganization. Based on the assumptions described above, and removing the effect of the sales charge, your costs of investing in Class A shares received in connection with the Reorganization would be:

Class A Shares	Acquiring Fund Pro Forma
1 Year	$102
3 Years	$325
5 Years	$571
10 Years	$1,275

Performance Information

The total returns of each Fund for the periods ended December 31, 2016, based on historical fees and expenses for each period, are set forth in the bar charts and tables below.

The bar charts below illustrate calendar year returns for each Fund’s Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar charts and the highest/lowest quarterly and year-to-date return information that follows does not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

The tables below illustrate average annual total returns for one-year and since-inception periods ended December 31, 2016 for the Target Fund and for the one-, five- and 10-year periods ended December 31, 2016 for the Acquiring Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and, consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Returns for market indices do not include operating expenses, which are deducted from Fund returns, or taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-advantaged accounts, such as IRAs or employer-sponsored retirement plans; but such investors generally are subject to tax on withdrawals from such accounts.

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Both the bar charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers and operating expense limitations, if any, in effect during the periods presented. If any such fee waivers and expense limitations were not in place, performance would be reduced. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Target Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2017 was 4.40%. The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Target Fund’s Class A highest and lowest quarterly returns were 5.40% and -8.32%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

Acquiring Fund—Class A Annual Total Return*

*	Class A year-to-date total return as of March 31, 2017 was 2.43%. The performance of the other share classes will differ due to their different expense structures.

During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest quarterly returns were 16.94% and -21.89%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

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	Average Annual Total Returns for the Periods Ended December 31, 2016
Target Fund	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	2.75%	8.15%
Class A (return after taxes on distributions)		2.27%	7.16%
Class A (return after taxes on distributions and sale of Fund shares)		1.93%	6.10%
Class C (return before taxes)	6/17/13	8.19%	9.15%
Class I (return before taxes)	6/17/13	9.25%	10.23%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Equity Income Funds Category Average(2) (reflects no deduction for taxes or sales loads)		13.86%	8.59%

(1)	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

	Average Annual Total Returns for the Periods Ended December 31, 2016
Acquiring Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	8/07/96	12.44%	12.54%	5.39%
Class A (return after taxes on distributions)		12.09%	10.16%	3.69%
Class A (return after taxes on distributions and sale of Fund shares)		7.33%	9.31%	3.86%
Class C (return before taxes)	8/07/96	18.46%	13.04%	5.23%
Class I (return before taxes)	8/07/96	19.62%	14.16%	6.27%
Russell 1000® Value Index(1) (reflects no deduction for fees, expenses or taxes)		17.34%	14.80%	5.72%
Lipper Multi-Cap Value Funds Category Average(2) (reflects no deduction for taxes or sales loads)		15.81%	13.36%	5.46%

(1)	An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(2)	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During their most recent fiscal years, the Funds had the following portfolio turnover rates:

Fund	Fiscal Year	Rate
Target Fund	8/31/16	127%
Acquiring Fund	8/31/16	141%

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Additionally, during their most recent six-month period for which unaudited financial statements are available, the Funds had the following portfolio turnover rates:

Fund	Six-Month Period	Rate*
Target Fund	2/28/17	85%
Acquiring Fund	2/28/17	71%

*	Not annualized.

Fundamental Investment Restrictions

The Funds have the same fundamental investment restrictions, listed below, which cannot be changed without shareholder approval. As a fundamental policy, each Fund is diversified, as explained in (1) below. Each Fund has adopted a policy of not concentrating its investments in any industry, as explained in (8) below. For purposes of each Fund’s concentration policy, each Fund classifies tax-exempt bonds backed only by the assets and revenues of non-governmental users as issued by such non-governmental users and as subject to the Fund’s concentration policy. In addition, the Acquiring Fund’s investment objective is fundamental and cannot be changed without shareholder approval.

Fundamental Investment Restrictions (Each Fund)
(1)	With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2)	Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(3)	Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)	Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act.

(5)	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(6)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)	Issue senior securities, except as permitted under the 1940 Act.

(8)	Purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof).

Investment Adviser and Sub-Adviser

Each Fund is managed by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and

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provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors, a registered investment adviser, is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2017, Nuveen, LLC managed approximately $906 billion in assets, of which approximately $130 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (previously defined as the “Sub-Adviser” or “Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as the sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management will continue to serve as the sub-adviser to the Acquiring Fund following the Reorganization.

Portfolio Managers

Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008. Mr. Doll joined Blackrock in October 2006 in connection with the merger of BlackRock and Merrill Lynch Investment Managers, where he had served as President and Chief Investment Officer. Mr. Doll was the Lead Portfolio Manager of the BlackRock Large Cap Series Funds (formerly known as the Merrill Lynch Large Cap Series Funds) from June 1999 to June 2012. Mr. Doll serves as a portfolio manager for the Funds and will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganization.

Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined FAF Advisors, Inc. (“FAF”) in 2007, where he served as Senior Equity Research Analyst until joining Nuveen Asset Management. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Senior Research Analyst in connection with the firm’s acquisition of a portion of FAF’s asset management business. In February 2012, he became Vice President and Portfolio Manager. Mr. Tonneson serves as a portfolio manager for the Funds and will continue to serve as a portfolio manager for the Acquiring Fund upon completion of the Reorganization.

For a complete description of the advisory services provided to each Fund, see the section of each Fund’s Prospectus entitled “Who Manages the Funds” and the sections of the Funds’ Statement of Additional Information entitled “Investment Adviser” and “Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the Funds’ Statement of Additional Information.

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Advisory and Other Fees

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Trust, on behalf of the Funds, each Fund currently pays Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

Current Fund – Level Fee Schedule for Each Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For net assets over $2 billion	0.4250%

Nuveen Fund Advisors proposed and the Board of each Fund approved an amended management fee schedule for each Fund, to take effect on August 1, 2017, that changes an existing breakpoint and includes three additional breakpoints, providing for a lower effective fund-level management fee rate payable with respect to managed assets over $5 billion. The pro forma assets of the combined fund as of February 28, 2017 slightly exceeded $485 million.

Effective August 1, 2017, each Fund will pay Nuveen Fund Advisors fund-level fees, payable monthly, at the annual rates set forth below:

Proposed Fund – Level Fee Schedule for Each Fund

Average Daily Net Assets	Annual Fee Rate
For the first $125 million	0.5000%
For the next $125 million	0.4875%
For the next $250 million	0.4750%
For the next $500 million	0.4625%
For the next $1 billion	0.4500%
For the next $3 billion	0.4250%
For the next $2.5 billion	0.4000%
For the next $2.5 billion	0.3875%
For net assets of $10 billion and greater	0.3750%

In addition to the fund-level fee, each Fund pays Nuveen Fund Advisors a complex-level fee. The maximum complex-level fee is an annual rate of 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of up to $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s complex-level fee rate is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred shares and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively

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financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American funds effective January 1, 2011. As of February 28, 2017, the effective complex-level fee rate was 0.1617% for each Fund.

Each Fund’s investment management agreement and sub-advisory agreement were last approved for continuance by the Board of Trustees of the Trust at an in-person meeting held on May 23-25, 2017. Information regarding the Board of Trustees’ considerations in determining to approve continuation of the investment management agreement and sub-advisory agreement for each Fund will be available in the Fund’s Annual Report for the fiscal year ending August 31, 2017.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Target Fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Target Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse operating expenses of the Acquiring Fund so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Acquiring Fund shares. The expense limitation may be terminated or modified only with the approval of the shareholders of the Acquiring Fund.

Nuveen Fund Advisors has agreed that, effective upon closing of the Reorganization, it will waive fees and/or reimburse expenses for the combined fund through July 31, 2019 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, acquired fund fees and expenses, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of combined fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees.

For each Fund’s fiscal year ended August 31, 2016, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of the Fund’s average daily net assets:

Management Fee Rate
Target Fund	0.51%
Acquiring Fund	0.69%

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plans”). Under the Rule 12b-1 Plans, for each Fund (a) Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of its Class A shares, (b) Class C shares are subject to (i) an annual distribution fee of 0.75% and (ii) an annual service fee of 0.25%, of

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the average daily net assets of its Class C shares. For each Fund, Class I shares are not subject to either distribution or service fees.

For a complete description of each Fund’s distribution and service arrangements, see the section of the respective Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Fund’s Statement of Additional Information entitled “Distribution and Service Plans.”

Board Members and Officers

The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the Board of Trustees. Each Fund has the same individuals serving as Trustees and officers. As of the date of this Proxy Statement/Prospectus, there are 12 members of the Board of Trustees, one of whom is an “interested person” (as defined in the 1940 Act) and 11 of whom are not interested persons (the “Independent Board Members”).

The names and business addresses of the Trustees and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Management” in the Statement of Additional Information, as supplemented, for the Acquiring Fund incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Target Fund offers three classes of shares: Class A, Class C and Class I. The Acquiring Fund offers five classes of shares: Class A, Class C, Class R3, Class R6 and Class I. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day on which the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Funds through a financial advisor or other financial intermediary or directly from such Fund. No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of the Target Fund exchanged in connection with the Reorganization. Any Acquiring Fund Shares received in exchange for Target Fund shares pursuant to the Reorganization will be subject to the Acquiring Fund’s standard fee structure applicable to the class of Acquiring Fund shares received. Class A shares of the Acquiring Fund are subject to a sales load which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization; however, the sales load will be waived for shares issued in the Reorganization. Class C shares of the Acquiring Fund, as well as Acquiring Fund Class A share purchases of $1 million or more, which are not subject to a front-end sales load, are subject to a contingent deferred sales charge which will apply to purchases of Acquiring Fund shares made after completion of the Reorganization. With respect to Class A and Class C Acquiring Fund shares received in the Reorganization, in exchange for Target Fund shares subject to a contingent deferred sales charge, your shares will be subject to the Acquiring Fund’s contingent deferred sales charge if they are redeemed within 12 months of the date you purchased your Target Fund shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the table below, although the Fund may reduce or waive the minimums in some cases. The Acquiring Fund will waive the initial investment minimum for Target Fund shareholders who receive shares in connection with the Reorganization. The Target Fund’s investment minimums are identical to those of the Acquiring Fund for each respective share class as outlined below.

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	Class A and Class C	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

•   $2,500 for Traditional/Roth IRA accounts.

•   $2,000 for Coverdell Education Savings Accounts.

•   $250 for accounts through fee-based programs.

•   No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•   $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•   No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Shareholders of each Fund are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state. Such exchanges may result in taxable gain or loss to the shareholder. The exchange of Target Fund shares for Acquiring Fund shares in the Reorganization will not result in taxable gain or loss to the shareholder.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

The Acquiring Fund and the Target Fund normally declare and pay income dividends and any capital gain distributions annually. If the Reorganization is approved by the Target Fund shareholders, the Target Fund intends to distribute to its shareholders, prior to the closing of the Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date. See the section of the Proxy Statement/Prospectus entitled “Material Federal Income Tax Consequences,” which discusses such distributions in more detail.

Tax Information

The tax character of dividends and distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares. The Funds’ dividends and distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and the Target Fund is contained in this Proxy Statement/Prospectus, and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Proxy Statement/Prospectus describes how you may obtain further information.

Approval of the Proposed Reorganization by the Board of Trustees

Based on the considerations described below, the Board of Trustees, including the Independent Board Members, has determined that the Reorganization would be in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board of Trustees, including the Independent Board Members, has also determined that the Reorganization would be in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund’s existing shareholders would not be diluted as a result of the Reorganization. At a meeting held on April 11-12, 2017 (the “April Meeting”), the Board of Trustees approved the Reorganization and recommended that the shareholders of the Target Fund vote in favor of the Reorganization.

At the April Meeting, the Adviser provided the Board of Trustees with information regarding the proposed Reorganization and potential alternatives to the proposed Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed and discussed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. Based on the foregoing, the Board of Trustees considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Target Fund approve the Reorganization:

•	the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

•	the consistency of portfolio management;

•	the Funds’ relative sizes;

•	the relative investment performance of the Funds;

•	the relative fees and expense ratios of the Funds, including the cap on the combined fund’s expenses agreed to by the Adviser;

•	the anticipated federal income tax-free nature of the Reorganization;

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•	the expected costs of the Reorganization and the extent to which the Funds would bear any such costs;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of the existing shareholders of the Target Fund;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization; and

•	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

Based on the information presented, the Board of Trustees noted that while the investment objective of the Target Fund is total return comprised of income from dividends and long-term capital appreciation, the investment objective of the Acquiring Fund is to provide long-term capital appreciation. Further, the Board of Trustees noted that while each Fund invests primarily in equity securities of large-capitalization companies, the Funds employ principal investment strategies that differ in certain respects. In this regard, substantially all of the equity securities in which the Target Fund invests are dividend-paying securities included in the Russell 1000® Index, while substantially all of the equity securities in which the Acquiring Fund invests are included in the Russell 1000® Value Index. With respect to compatibility of risks, the Board of Trustees recognized that each Fund is subject to risks associated with its investments in equity securities. Further, in connection with the differences in their principal investment strategies noted above, the Acquiring Fund is also subject to value stock risk due to its focus on equity securities with value characteristics, whereas this is not a principal risk for the Target Fund. Further, the Independent Board Members noted that an increase in portfolio turnover in the Target Fund was expected to occur prior to the Reorganization in connection with aligning the portfolio of the Target Fund with that of the Acquiring Fund.

Consistency of Portfolio Management

The Board of Trustees noted that the Funds have the same investment adviser, sub-adviser and portfolio management teams. The Board of Trustees considered that the portfolio managers of each Fund would continue to serve as portfolio managers of the combined fund after the Reorganization.

Relative Sizes

The Board of Trustees noted that the Acquiring Fund was larger than the Target Fund and that combining the Funds will create a larger fund which should provide additional benefits to shareholders, as fixed operating expenses of the combined fund following the Reorganization will be spread over a larger asset base. See “Fees and Expense Ratios” below.

Relative Investment Performance

The Board of Trustees considered the relative investment performance of the Funds over various periods. The Board of Trustees observed, among other things, that with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the one- and three-year periods ended

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February 28, 2017. The Board of Trustees also noted that, with respect to Class A shares, the Acquiring Fund outperformed the Target Fund for the 2016 calendar year, although the Target Fund outperformed the Acquiring Fund for the 2014 and 2015 calendar years.

Fees and Expense Ratios

The Board of Trustees considered the fees and expense ratios of the Funds (including estimated expenses of the combined fund following the Reorganization) and the impact of expense caps, if any. In this regard, for the Target Fund, the Independent Board Members noted that after closing the Reorganization, the gross and net annual operating expense ratios of the combined fund were expected to be lower than the gross and net annual operating expense ratios, respectively, of the Target Fund for all share classes. In addition, the Independent Board Members considered the temporary expense cap to which the Adviser agreed for the combined fund.

Tax Consequences of the Reorganization

The Board of Trustees considered the tax implications of the Reorganization. The Board of Trustees noted that the Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board of Trustees recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. The Board of Trustees further noted that there may be some gains or losses resulting from portfolio realignment prior to the Reorganization that could result in less of the Target Fund’s unrealized capital gains being transferred to the combined fund.

Costs of the Reorganization

The Board of Trustees noted that each Fund would be allocated the costs of the Reorganization in an amount up to its projected cost savings during the first year following the Reorganization, subject to expense cap limitations. If the Reorganization is not ultimately completed, Nuveen will bear all the expenses incurred in connection with the proposed Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, shareholders of the Target Fund will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of the Target Fund surrendered. Holders of Class A, Class C and Class I shares of the Target Fund will receive the same class of shares of the Acquiring Fund.

Effect on Shareholder Rights

The Board of Trustees noted that holders of Class A, Class C and Class I shares of the Target Fund will receive the same class of shares of the Acquiring Fund, which are subject to the same distribution and service fees. The Board of Trustees also considered that each Fund is a series of the Trust, a Massachusetts business trust. In this regard, the rights of each Fund’s shareholders are the same under the Trust’s declaration of trust.

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Alternatives to the Reorganization

The Board of Trustees considered various alternatives and noted that it could have decided to liquidate the Target Fund; however, the Board of Trustees did not believe this option was in the best interests of shareholders of the Target Fund, as liquidation is a taxable event.

Potential Benefits to the Adviser and Its Affiliates

The Board of Trustees recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, cost savings as a result of the elimination of the Target Fund as a separate fund in the Nuveen complex.

Conclusion

The Board of Trustees, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of each Fund and that the interests of existing shareholders of the each Fund would not be diluted as a result of the Reorganization. The Board of Trustees did not identify any single factor discussed above as all-important or controlling, but considered all such factors together in approving the Reorganization.

The Proposed Reorganization

The proposed Reorganization will be governed by the Agreement, a form of which is attached as Appendix I. The Agreement provides that the Target Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. The closing of the Reorganization will take place at the close of business on the Closing Date. The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

The Target Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and deliver to the Target Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Target Fund less the liabilities of the Target Fund assumed by the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the Closing Date. At the designated time on the Closing Date as set forth in the Agreement, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, by class, all Acquiring Fund shares received by the Target Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Target Fund shareholders, and representing the respective pro rata number, by class, of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund.

As a result of the Reorganization, each Target Fund Class A, Class C and Class I shareholder will receive a number of Acquiring Fund Class A, Class C and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Target Fund Class A, Class C and Class I shares surrendered by such shareholder.

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The Board of Trustees determined that the Reorganization is in the best interests of each Fund, and the Board of Trustees has further determined that the interests of the existing shareholders of such Funds would not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreement. The Agreement may be terminated by mutual agreement of the Funds. In addition, either Fund may at its option terminate the Agreement at or before the closing due to (i) a breach by the other Fund of any representation, warranty, or agreement to be performed at or before the closing, if not cured within 30 days of notification to the breaching party and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board of Trustees that the consummation of the transactions contemplated by the Agreement is not in the best interests of such Fund.

The Target Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, or restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the closing. The sale of such investments could result in taxable distributions to shareholders of the Target Fund prior to the Reorganization. Notwithstanding the foregoing, nothing in the Agreement will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board of Trustees or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund. See “Material Federal Income Tax Consequences” below.

Description of Securities to Be Issued

Shares of Beneficial Interest. Each Fund has established and designated eight classes of shares, par value $0.01 per share, consisting of Class A, Class B, Class C, Class D, Class I, Class R3, Class R6 and Class T. With respect to the Acquiring Fund, there are no Class B or Class D shares currently outstanding, and the Adviser seeded Class T shares on May 31, 2017. With respect to the Target Fund, there are no Class B, Class D, Class R3, Class R6 or Class T shares currently outstanding. Only Class A, Class C and Class I shares to be issued to Target Fund shareholders in the Reorganization are offered through this Proxy Statement/Prospectus. The Trust’s declaration of trust permits the Board of Trustees, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Trust currently has 13 series, including the Acquiring Fund and the Target Fund, and the Board of Trustees may, in its sole discretion, create additional series

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from time to time. Each class of shares represents an interest in the same portfolio of investments of the Acquiring Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a special shareholders’ meeting to remove Trustees or for any other purpose. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the declaration of trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust’s declaration of trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Acquiring Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

Continuation of Shareholder Accounts, Plans and Privileges; Share Certificates

If the Reorganization is approved and completed, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially the same. Shareholders of the Target Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganization through plans maintained by the Acquiring Fund. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Service Providers

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian for the assets of each Fund. Boston Financial Data Services, Inc. serves as the transfer agent, shareholder services agent and dividend paying agent for each Fund.

KPMG LLP serves as the independent auditors for each Fund. Nuveen Securities, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as principal underwriter for each Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization

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substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution to the Target Fund shareholders of all the Acquiring Fund shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of their Target Fund shares solely for Acquiring Fund shares.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the Target Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax

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principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual representations and assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for federal income tax purposes, and the Target Fund and Target Fund shareholders may recognize taxable gain or loss as a result of the Reorganization.

Prior to the closing of the Reorganization, the Target Fund will declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Target Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

As explained above, the Target Fund may experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of such portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards.

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a

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number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of February 28, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Target Fund	Acquiring Fund
Capital losses to be carried forward – not subject to expiration	$879,290	$—

The Target Fund’s capital loss carryforwards arose in taxable years beginning after December 22, 2010 and can be carried forward indefinitely.

Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund and Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

The expenses associated with the Reorganization include, but are not limited to, legal and auditing fees, the costs of printing and distributing this Proxy Statement/Prospectus, and the solicitation expenses discussed below. The estimated expenses in connection with the Reorganization are $180,000. Nuveen Fund Advisors estimates that the cost savings during the first year following the Reorganization will be approximately $5,000 for the Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization) and $90,000 for the Acquiring Fund shareholders. Based on the estimated cost savings to each Fund, the Target Fund will be charged approximately $5,000 and the Acquiring Fund will be charged approximately $90,000 of the expenses of the Reorganization. Amounts charged to each Fund will be allocated among each Fund’s share classes based on the relative net assets of the share classes. Nuveen will pay the remainder of the Reorganization expenses. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund. If the Reorganization is not approved or not completed, Nuveen will pay all expenses associated with the Reorganization.

The Target Fund has engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $[•], which is included in the expense estimate above.

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Overview of Massachusetts Business Trusts

Each Fund is a series of the Trust, a Massachusetts business trust organized on May 6, 1996. The following description is based on relevant provisions of applicable Massachusetts law and the Funds’ operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law and the Funds’ operative documents.

In General

Each Fund is a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws, or newer statutory trust laws, such as those of Delaware, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s declaration of trust (the “Declaration of Trust”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declaration of Trust contains such provisions.

Massachusetts Business Trusts

The Trust, of which each Fund is a series, is organized as a Massachusetts business trust and is governed by its declaration of trust and by-laws. Under the Trust’s Declaration of Trust, any determination made by the Trustees in good faith is conclusive, and in construing the provisions of the Declaration of Trust, there is a presumption in favor of a grant of power to the Trustees. Further, the Declaration of Trust provides that certain determinations made in good faith by the Trustees are binding upon the Trust’s series and its shareholders, and shares of the Trust are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the Trust’s governing documents.

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Shareholder Voting. The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declaration of Trust requires a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declaration of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the Trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the Trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of the Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of a fund entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declaration of Trust or the by-laws, the Declaration of Trust provides that the affirmative vote of the holders of a majority (more than 50%) of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the Declaration of Trust and by-laws, such as the super-majority voting provisions applicable in certain circumstances with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, a fund. Shareholders have no power to vote on any matter except as required by applicable law or the governing documents, or as is otherwise determined by the trustees.

Election and Removal of Trustees. The Declaration of Trust provides that the trustees determine the size of the Board of Trustees, subject to a minimum of two and a maximum of 12, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board of Trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may be removed only for cause and only by written instrument signed by at least two-thirds of the remaining trustees, or by action of at least two-thirds of the outstanding shares.

Issuance of Shares. Under the Declaration of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes. The Declaration of Trust gives broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to terminate a series or a class without a vote of shareholders under certain circumstances.

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Amendments to Declarations of Trust. Amendments to the Declaration of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by series or class, unless the amendment affects the holders of one or more series or classes of shares but not the holders of all outstanding series or classes of shares, in which case the holders of the affected series or classes of shares shall vote separately. Certain amendments may be made by the trustees without a shareholder vote. Any amendment to the provisions relating to the qualification and number, term and election, resignation and removal, or certain other provisions regarding the trustees contained in its Declaration of Trust requires the approval of two-thirds of the outstanding shares, voting in the aggregate and not by series or class, except to the extent that applicable law or the Declaration of Trust may require voting by series or class.

Shareholder, Trustee and Officer Liability. The Declaration of Trust provides that shareholders have no personal liability for any debt or obligation of the Trust and require the Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Trust will assume the defense of any claim against its shareholder for personal liability at the request of the shareholder. Similarly, the Declaration of Trust provides that any person who is a trustee, officer or employee of the Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declaration of Trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declaration of Trust also provides that the trustees may rely in good faith on expert advice.

Preemptive Rights. Pursuant to the Declaration of Trust, shareholders have no preemptive rights or other rights to subscribe to additional shares except as the Trustees may determine.

Derivative Actions. Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of the Target Fund and the Acquiring Fund as of February 28, 2017, and the pro forma capitalization of the combined fund after the Reorganization. There is no assurance that the Reorganization will occur. These numbers may differ at the Closing Date of the Reorganization.

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Capitalization Table as of February 28, 2017 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments(1)		Acquiring Fund Pro Forma
Net Assets
Class A	$26,519,706	$265,252,755	$(54,429	)(2)	$291,718,032
Class C	6,558,887	28,268,610	(6,454	)(2)	34,821,043
Class R3	N/A	226,859	(46	)(2)	226,813
Class R6	N/A	18,477,501	(3,758	)(2)	18,473,743
Class I	11,639,062	130,238,166	(27,532	)(2)	141,849,696

Total	$44,717,655	$442,463,891	$(92,219	)(2)	$487,089,327

Shares Outstanding
Class A	1,006,381	10,277,709	21,364	(3)	11,305,454
Class C	249,442	1,142,816	15,739	(3)	1,407,997
Class R3	N/A	8,726	—	(3)	8,726
Class R6	N/A	712,056	—	(3)	712,056
Class I	441,616	5,018,029	6,876	(3)	5,466,521

Total	1,697,439	17,159,336	43,979	(3)	18,900,754

Net Asset Value Per Share
Class A	$26.35	$25.81			$25.80
Class C	$26.29	$24.74			$24.73
Class R3	N/A	$26.00			$25.99
Class R6	N/A	$25.95			$25.94
Class I	$26.36	$25.95			$25.95
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class R3	N/A	Unlimited			Unlimited
Class R6	N/A	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of February 28, 2017, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about October 13, 2017 or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	The expenses associated with the proposed Reorganization are estimated to be approximately $180,000, approximately $5,000 of which is expected to be charged to the Target Fund and approximately $90,000 of which is expected to be charged to the Acquiring Fund, as further described in this Proxy Statement/Prospectus. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund, and therefore these are not reflected in the table above. Furthermore, the figures assume that the Target Fund will be required to distribute its tax basis undistributed net investment income of $79,983 prior to the Reorganization. The Acquiring Fund Pro Forma also assumes that such distributions were reinvested in Target Fund shares using reinvestment rates of 99%, 94% and 95% for Class A, Class C and Class I, respectively, resulting in a total cash distribution for the Target Fund of $2,219.
(3)	Reflects the issuance by the Acquiring Fund of approximately 1,027,745 Class A shares, 265,181 Class C shares and 448,492 Class I shares to Class A, Class C and Class I shareholders, respectively, of the Target Fund in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the issuance of Class A, Class C and Class I shares of the Acquiring Fund pursuant to the Agreement will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois.

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Information Filed with the Securities and Exchange Commission

This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the applicable requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for each Fund is Registration No. 811-07619. Such Prospectus and Statement of Additional Information relating to the Funds are incorporated herein by reference, only insofar as they relate to the Funds.

OTHER INFORMATION

Shareholders of the Funds

For each Fund, the following tables set forth the percentage of ownership of each person who, as of July 17, 2017, the record date with respect to the Special Meeting of the Target Fund, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of any class of shares of the Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties assuming the Reorganization occurred on July 17, 2017. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the shares) of the Target Fund may be able to control the Target Fund and determine the outcome of a shareholder meeting.

Target Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of Combined Fund After Reorganization of Target Fund into Acquiring Fund

At the close of business on [•], 2017, there were [•] Class A shares, [•] Class C shares and [•] Class I shares of the Target Fund outstanding. As of [•], the Trustees and officers of the Target Fund as a group owned less than 1% of the total outstanding shares of the Target Fund and as a group owned less than 1% of each class of shares of the Target Fund.

At the close of business on [•], 2017, there were [•] Class A shares, [•] Class C shares and [•] Class I shares of the Acquiring Fund outstanding. As of [•], 2017, the Trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of a Fund’s next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of a Fund’s shareholders, a shareholder proposal must

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be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board of Trustees or any individual Trustee should write to their Fund, to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and identify the Fund or Funds that you own and with respect to which Fund or Funds your letter is concerned. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the nominating and governance committee and to the Board of Trustees’ independent legal counsel for further distribution as deemed appropriate by such persons.

Proxy Statement/Prospectus Delivery

Please note that only one Proxy Statement/Prospectus may be delivered to two or more shareholders of the Target Fund who share an address, unless the Target Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or how to request a single copy if multiple copies of such document are received, shareholders should contact the Target Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Target Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

Shareholder Approval of the Reorganization

Approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Target Fund.

Voting by Proxy

Each valid proxy given by a shareholder of the Target Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meeting on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board of Trustees, “FOR” approval of the Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the Reorganization and have the same effect as a vote “AGAINST” the Reorganization.

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Shareholders who execute proxies may revoke their proxy at any time before the proxy is voted by filing with the Target Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

Quorum and Other Voting Requirements

The presence in person or by proxy of the holders of 10% of the shares of the Target Fund issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meeting, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meeting to permit further solicitation of proxies. The Special Meeting of shareholders may be adjourned by announcement to a designated time and place by the vote of the holders of a majority of the shares present and entitled to vote at the Special Meeting even though less than a quorum may be present. An adjourned meeting may reconvene as designated, and when a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

Proxies of shareholders of the Target Fund are solicited by the Board of Trustees of the Trust. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

It is not anticipated that any action will be asked of the shareholders of the Target Fund other than as indicated above, but if other matters are properly brought before the Special Meeting, it is intended that the persons named in the proxy will vote in accordance with their judgment.

[•], 2017

Please sign and return your proxy promptly.

Your vote is important, and your participation in the affairs of your Fund does make a difference.

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APPENDIX I:

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [    ], 2017 by Nuveen Investment Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Nuveen Large Cap Value Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Core Dividend Fund, a series of the Trust (the “Target Fund”), and Nuveen Fund Advisors, LLC (for purposes of Section 9.1 of the Agreement only), the investment adviser to each of the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may each be referred to herein as a “Fund” and may collectively be referred to herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution, by class, of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Target Fund, in complete liquidation and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Target Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND LIABILITIES AND TERMINATION AND LIQUIDATION OF THE TARGET FUND

1.1    THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Target Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Target Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Target Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Target Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Target Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.     The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

The Target Fund will, within a reasonable period of time before the Closing Date, as such term is defined in Section 3.1 furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Target Fund with a list of the securities, if any, on the Target Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Target Fund, if requested by the Acquiring Fund, will dispose of securities on the list provided by the Acquiring Fund before the Closing. In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Target Fund.

1.3        LIABILITIES TO BE ASSUMED.     The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4          LIQUIDATING DISTRIBUTION.     As of the Effective Time, the Target Fund will distribute in complete liquidation of the Target Fund each class of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the time of such distribution (each a “Target Fund Shareholder” and collectively, the “Target Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Target Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of such class. All issued and outstanding shares of the Target Fund will simultaneously be cancelled on the books of the Target Fund and retired. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares due a Target Fund Shareholder pursuant to Section 1.4 that result from such issuance being made to an account in a name other than the registered holder of such Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law promptly following the Closing and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        REPORTING.    Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Target Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.     The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets (net of liabilities) with respect to each class of shares of the Target Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund Share of the corresponding class determined in accordance with Section 2.2. Shareholders of record of Class A shares of the Target Fund at the Closing will be credited with full and fractional Class A shares of the Acquiring Fund. Shareholders of record of Class C shares of the Target Fund at the Closing will be credited with full and fractional Class C shares of the Acquiring Fund. Shareholders of record of Class I shares of the Target Fund at the Closing will be credited with full and fractional Class I shares of the Acquiring Fund.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until at least the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING.    The Closing shall occur on October 13, 2017 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all the Class A, Class C and Class I Target Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Target Fund a confirmation evidencing the Class A, Class C and Class I Acquiring Fund Shares to be credited at the Closing to the Secretary of the Trust or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE TARGET FUND.    The Trust, on behalf of the Target Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Target Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund before the Closing.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Target Fund as of August 31, 2016, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of August 31, 2016, and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(h)        The financial statements of the Target Fund as of February 28, 2017, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of February 28, 2017, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(j)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(k)        All issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund (recognizing that under Massachusetts law, Target Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Target Fund). All the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, and has no outstanding securities convertible into shares of the Target Fund.

(l)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets free and clear of any liens, encumbrances and restrictions on transfer, except those liens, encumbrances and restrictions for which the Acquiring Fund has received written notice of prior to the Closing and not objected to, and the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”).

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Target Fund shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Target Fund for use in the Registration Statement, Proxy Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of August 31, 2016 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of August 31, 2016, and there are no known liabilities, contingent or otherwise, of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Acquiring Fund as of February 28, 2017, and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of February 28, 2017, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the time of the Closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Target Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Registration Statement, Proxy Materials and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 7.3, each of the Acquiring Fund and the Target Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Trust will call a special meeting of the Target Fund shareholders to consider and act upon this Agreement (and the transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6 herein.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1        The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Target Fund shall reasonably request.

6.2        The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s Chief Administrative Officer or any Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations, covenants, and warranties of the Trust, on behalf of the Target Fund, made in this Agreement are true and correct in all material respects as of the Closing, with the same force and effect as if made as of the Closing, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Trust.

7.3        The Target Fund shall have declared and paid prior to the Valuation Time a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

7.4        The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Target Fund prior to or at the Closing.

7.5        The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund to consummate the transactions provided for herein shall also be subject to the fulfillment (or waiver by the affected parties) of the following conditions:

8.1        This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the

Target Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Funds shall have received on the Closing Date an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts.

(b)        The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(c)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, and all other transactions pursuant to the Agreement have been obtained or made.

8.6        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Target Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the

Target Fund immediately followed by the pro rata, by class, distribution to the Target Fund Shareholders of all the Acquiring Fund Shares received by the Target Fund in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of all the Target Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Target Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization. The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on certain factual representations, reasonable assumptions and such other representations as Vedder Price P.C. may request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1        Each Fund will pay the expenses incurred in connection with the Reorganization (“Reorganization Expenses”) based on such Fund’s respective portion of the projected cost savings during the first year following the Reorganization. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the payment of Reorganization Expenses would cause a Fund to exceed its expense cap then in effect, the Adviser or an affiliate thereof will reimburse the portion of Reorganization Expenses necessary for the Fund to operate within its cap. The Adviser or an affiliate thereof will pay the Reorganization Expenses allocated to a Fund to the extent such allocated Reorganization Expenses exceed the Fund’s projected cost savings during the first year following the Reorganization. If the Reorganization is not consummated, the Adviser or an affiliate thereof will bear full responsibility for payment of the Reorganization Expenses.

9.2        Each Fund represents and warrants to the other Fund that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s Chief Administrative Officer or any Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing, if not cured within 30 days of notification to the breaching party and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Target Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Target Fund shareholders called by the Target Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Large Cap Value Fund

By:
		Name:	Kathleen L. Prudhomme
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Mark Czarniecki

NUVEEN INVESTMENT TRUST, on behalf of Nuveen Core Dividend Fund

By:
		Name:	Kathleen L. Prudhomme
		Title:	Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Mark Czarniecki

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, LLC

By:
		Name:	Kevin J. McCarthy
		Title:	Executive Vice President and Secretary

ACKNOWLEDGED:

By:
Name:	Gifford R. Zimmerman

Nuveen, LLC

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com

CORE 0917

[FORM OF PROXY]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [__] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on September 11, 2017

Please detach at perforation before mailing.

NUVEEN CORE DIVIDEND FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON September 11, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Nuveen Core Dividend Fund, revoking previous proxies, hereby appoints Mark Czarniecki, Kevin J. McCarthy, Kathleen L. Prudhomme, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Core Dividend Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on September 11, 2017, at [__] Central time, at the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Core Dividend Fund represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
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Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Core Dividend Fund

Shareholders Meeting to Be Held on September 11, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class A, Class C and Class I shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of Class A, Class C and Class I shares of the Acquiring Fund to the shareholders of Class A, Class C and Class I shares of the Target Fund, respectively, in complete liquidation and termination of the Target Fund (the “Reorganization”).	☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]

Mutual Funds

Prospectus

March 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	—	NCDIX	NCDTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	—	NLPIX	NLPTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Large Cap Value Fund

Investment Objective

The investment objective of the Fund is to provide investors with long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Exchange Fee	None	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class R6[4]	Class I	Class T
Management Fees[3]	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.00%	0.25%
Other Expenses	0.15%	0.15%	0.15%	0.09%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.04%	1.79%	1.29%	0.73%	0.79%	1.04%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees have been restated to reflect current contractual fees.
4	Class R6 shares were established on June 30, 2016. Accordingly, Other Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption						No Redemption
	A	C	R3	R6	I	T	A	C	R3	R6	I	T
1 Year	$675	$182	$131	$75	$81	$353	$675	$182	$131	$75	$81	$353
3 Years	$887	$563	$409	$233	$252	$573	$887	$563	$409	$233	$252	$573
5 Years	$1,116	$970	$708	$406	$439	$810	$1,116	$970	$708	$406	$439	$810
10 Years	$1,773	$2,105	$1,556	$906	$978	$1,489	$1,773	$2,105	$1,556	$906	$978	$1,489

Section 1    Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 141% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2016, the range was $2.0 billion to $549.7 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Value Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines or research reveals a deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Value Stock Risk—The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to June 24, 2013 reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1    Fund Summaries

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 16.94% and -21.89%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	8/07/96	12.44%	12.54%	5.39%	N/A
Class A (return after taxes on distributions)		12.09%	10.16%	3.69%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		7.33%	9.31%	3.86%	N/A
Class C (return before taxes)	8/07/96	18.46%	13.04%	5.23%	N/A
Class R3 (return before taxes)	8/04/08	19.04%	13.60%	N/A	7.75%
Class I (return before taxes)	8/07/96	19.62%	14.16%	6.27%	N/A
Russell 1000® Value Index[1] (reflects no deduction for fees, expenses or taxes)		17.34%	14.80%	5.72%	8.82%
Lipper Multi-Cap Value Funds Category Average[2] (reflects no deduction for taxes or sales loads)		15.81%	13.36%	5.46%	8.36%
1	An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Section 1    Fund Summaries

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$5 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Core Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6[5]	Class I	Class T
Management Fees[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.17%	0.17%	0.11%	0.17%	0.17%
Total Annual Fund Operating Expenses	1.07%	1.82%	0.76%	0.82%	1.07%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.06)%	(0.06)%	(0.06)%	(0.06)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.01%	1.76%	0.70%	0.76%	1.01%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse other Fund expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
5	Class R6 shares were established on June 30, 2016. Accordingly, Other Expenses are estimated for the current fiscal year.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R6	I	T	A	C	R6	I	T
1 Year	$672	$179	$72	$78	$350	$672	$179	$72	$78	$350
3 Years	$886	$562	$232	$251	$571	$886	$562	$232	$251	$571
5 Years	$1,121	$975	$412	$445	$815	$1,121	$975	$412	$445	$815
10 Years	$1,796	$2,128	$932	$1,004	$1,514	$1,796	$2,128	$932	$1,004	$1,514

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 132% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2016, the range was $2.0 billion to $549.7 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Section 1    Fund Summaries

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 6.57% and -8.76%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

Section 1    Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	6.64%	10.94%
Class A (return after taxes on distributions)		6.46%	10.28%
Class A (return after taxes on distributions and sale of Fund shares)		3.90%	8.37%
Class C (return before taxes)	6/17/13	12.26%	11.96%
Class I (return before taxes)	6/17/13	13.44%	13.08%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.27%	9.49%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$5 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Section 1    Fund Summaries

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Growth Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6[5]	Class I	Class T
Management Fees[3]	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.26%	0.27%	0.18%	0.27%	0.26%
Total Annual Fund Operating Expenses	1.17%	1.93%	0.84%	0.93%	1.17%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.15)%	(0.16)%	(0.16)%	(0.16)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.02%	1.77%	0.68%	0.77%	1.02%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
5	Class R6 shares were established on June 30, 2016. Accordingly, Other Expenses are estimated for the current fiscal year.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R6	I	T	A	C	R6	I	T
1 Year	$673	$180	$69	$79	$351	$673	$180	$69	$79	$351
3 Years	$900	$579	$240	$268	$586	$900	$579	$240	$268	$586
5 Years	$1,157	$1,015	$438	$487	$852	$1,157	$1,015	$438	$487	$852
10 Years	$1,891	$2,231	$1,011	$1,117	$1,612	$1,891	$2,231	$1,011	$1,117	$1,612

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2016, the range was $2.0 billion to $549.7 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Growth Index, at the time of purchase.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Section 1    Fund Summaries

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 6.39% and -8.37%, respectively, for the quarters ended September 30, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

Section 1    Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	3.52%	10.09%
Class A (return after taxes on distributions)		3.35%	9.03%
Class A (return after taxes on distributions and sale of Fund shares)		2.14%	7.54%
Class C (return before taxes)	6/17/13	9.03%	11.12%
Class I (return before taxes)	6/17/13	10.13%	12.22%
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		7.08%	12.02%
Lipper Multi-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.27%	9.49%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$5 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Section 1    Fund Summaries

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Concentrated Core Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R6	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R6[5]	Class I	Class T
Management Fees[3]	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.27%	0.27%	0.15%	0.26%	0.27%
Total Annual Fund Operating Expenses	1.23%	1.98%	0.86%	0.97%	1.23%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.16)%	(0.16)%	(0.15)%	(0.15)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.07%	1.82%	0.71%	0.82%	1.07%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
5	Class R6 shares were established on June 30, 2016. Accordingly, Other Expenses are estimated for the current fiscal year.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R6	I	T	A	C	R6	I	T
1 Year	$678	$185	$73	$84	$356	$678	$185	$73	$84	$356
3 Years	$916	$594	$248	$282	$603	$916	$594	$248	$282	$603
5 Years	$1,186	$1,041	$451	$510	$882	$1,186	$1,041	$451	$510	$882
10 Years	$1,954	$2,283	$1,036	$1,165	$1,677	$1,954	$2,283	$1,036	$1,165	$1,677

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities.

The Fund’s sub-adviser will focus on larger capitalization companies in the Russell 1000 Index, and will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser will generally sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar

Section 1    Fund Summaries

circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.54% and -8.81%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class R6 or Class T shares, which have not been offered for a full calendar year.

Section 1    Fund Summaries

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	(1.86)%	8.88%
Class A (return after taxes on distributions)		(2.32)%	8.23%
Class A (return after taxes on distributions and sale of Fund shares)		(0.67)%	6.81%
Class C (return before taxes)	6/17/13	3.34%	9.88%
Class I (return before taxes)	6/17/13	4.37%	10.99%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Large-Cap Core Funds Category Average[2] (reflects no deduction for taxes or sales loads)		10.04%	9.70%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R6	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only to certain qualified retirement plans and other investors as described in the prospectus and through fee-based programs.

$5 million for all accounts except:

• $100,000 for clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services.

• No minimum for certain qualified retirement plans and certain other categories of eligible investors as described in the prospectus.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Nuveen Core Dividend Fund

Investment Objective

The investment objective of the Fund is total return comprised of income from dividends and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees[3]	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.29%	2.04%	1.04%	1.29%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.27)%	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.02%	1.77%	0.77%	1.02%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Management Fees and Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	I	T	A	C	I	T
1 Year	$673	$180	$79	$351	$673	$180	$79	$351
3 Years	$916	$593	$283	$602	$916	$593	$283	$602
5 Years	$1,198	$1,054	$527	$895	$1,198	$1,054	$527	$895
10 Years	$2,002	$2,330	$1,227	$1,726	$2,002	$2,330	$1,227	$1,726

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend paying equity securities. Substantially all of the equity securities in which the Fund invests will be, at the time of purchase, dividend paying securities included in the Fund’s benchmark index, the Russell 1000 Index.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser generally will sell a security if its model ranking declines significantly or research reveals a significant deterioration of the company’s fundamentals. In addition, the Fund’s sub-adviser generally will sell a security that discontinues dividend payments, although it is not required to do so.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar

Section 1    Fund Summaries

circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 5.40% and -8.32%, respectively, for the quarters ended December 31, 2014 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Section 1    Fund Summaries

Performance is not shown for Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	2.75%	8.15%
Class A (return after taxes on distributions)		2.27%	7.16%
Class A (return after taxes on distributions and sale of Fund shares)		1.93%	6.10%
Class C (return before taxes)	6/17/13	8.19%	9.15%
Class I (return before taxes)	6/17/13	9.25%	10.23%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Equity Income Funds Category Average[2] (reflects no deduction for taxes or sales loads)		13.86%	8.59%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

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Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Nuveen Growth Fund

Investment Objective

The investment objective of the Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class R3	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fee	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	None	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R3	Class I	Class T
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%	0.25%
Other Expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses	1.31%	2.06%	1.56%	1.06%	1.31%
Fee Waivers and/or Expense Reimbursements[3,4]	(0.29)%	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.02%	1.77%	1.27%	0.77%	1.02%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Fee Waivers and/or Expense Reimbursements have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after December 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are at the lesser of Total Annual Fund Operating Expenses or the applicable expense limitation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption
	A	C	R3	I	T	A	C	R3	I	T
1 Year	$673	$180	$129	$79	$351	$673	$180	$129	$79	$351
3 Years	$918	$596	$442	$286	$605	$918	$596	$442	$286	$605
5 Years	$1,205	$1,061	$801	$534	$902	$1,205	$1,061	$801	$534	$902
10 Years	$2,020	$2,348	$1,812	$1,247	$1,745	$2,020	$2,348	$1,812	$1,247	$1,745

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range.

The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Currency Risk—Even though the non-U.S. securities held by the Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the Fund’s net asset value, the value of dividends and interest earned, and gains or losses realized on the sale of securities.

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Growth Stock Risk—Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-U.S. Investment Risk—Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to those of issuers located in or that principally operate in the United States as a result of, among other things, political, social and economic developments abroad and different legal, regulatory and tax environments.

Section 1    Fund Summaries

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the ten-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 13.46% and -21.00%, respectively, for the quarters ended June 30, 2009 and December 31, 2008.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class R3)
Class A (return before taxes)	3/28/06	0.27%	11.37%	5.26%	N/A
Class A (return after taxes on distributions)		(1.59)%	9.71%	4.47%	N/A
Class A (return after taxes on distributions and sale of Fund shares)		1.71%	8.97%	4.16%	N/A
Class C (return before taxes)	3/28/06	5.61%	11.86%	5.10%	N/A
Class R3 (return before taxes)	3/03/09	6.11%	12.41%	N/A	15.03%
Class I (return before taxes)	3/28/06	6.67%	12.98%	6.16%	N/A
Russell 1000® Growth Index[1] (reflects no deduction for fees, expenses or taxes)		7.08%	14.50%	8.33%	18.75%
Lipper Large-Cap Growth Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.79%	13.03%	7.10%	16.77%
1	An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2	Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Category.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	December 2012
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class R3	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through
fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

		Available only through certain retirement plans. No minimum.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Large Cap Core Plus Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.16%	1.16%	1.16%	1.16%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	0.45%	0.45%	0.45%	0.45%
Prime Broker Expense	0.37%	0.37%	0.36%	0.37%
Remainder of Other Expenses	0.28%	0.27%	0.27%	0.28%
Total Annual Fund Operating Expenses	2.51%	3.25%	2.24%	2.51%
Fee Waivers and/or Expense Reimbursements[3]	(0.22)%	(0.21)%	(0.21)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	2.29%	3.04%	2.03%	2.29%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	I	T	A	C	I	T
1 Year	$794	$307	$206	$476	$794	$307	$206	$476
3 Years	$1,276	$966	$664	$976	$1,276	$966	$664	$976
5 Years	$1,801	$1,665	$1,166	$1,518	$1,801	$1,665	$1,166	$1,518
10 Years	$3,229	$3,523	$2,546	$2,996	$3,229	$3,523	$2,546	$2,996

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the sub-adviser may adjust the Fund’s long and short positions from time to time in an attempt to maintain the desired exposure to the equity market, the Fund’s portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities of large-capitalization companies. Large-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 1000 Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2016, the range was $2.0 billion to $549.7 billion. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time the position is taken.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund will sell a security short if it expects that it will be able to make this later purchase at a lower price than the price at which it sold the security short. The use of both long and short positions allows the sub-adviser to invest based on both its positive and negative views on individual stocks.

The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to maintain an approximate 100% net long exposure to the equity market (long market value minus short market value). However, the Fund’s long and short positions will vary in size as market opportunities change. The Fund’s long positions normally will range between 90% and 150% of the Fund’s net assets and the Fund’s short positions normally will range between 0% and 50% of the Fund’s net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s long and/or short positions may be outside of these ranges. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, longer.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management, with the sub-adviser taking long positions in companies that it has identified as attractive and short positions in companies that it expects to underperform. Securities generally are

Section 1    Fund Summaries

added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. However, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. As a result, the sub-adviser may take a long position in a security which receives a low ranking from the quantitative models, in order to maintain a required minimum position in that security. The Fund’s sub-adviser generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or fundamental research reveals a significant change in the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

Section 1    Fund Summaries

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.69% and -7.76%, respectively, for the quarters ended December 31, 2016 and September 30, 2015.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	5.75%	10.50%
Class A (return after taxes on distributions)		5.57%	9.59%
Class A (return after taxes on distributions and sale of Fund shares)		3.25%	7.94%
Class C (return before taxes)	6/17/13	11.35%	11.54%
Class I (return before taxes)	6/17/13	12.47%	12.65%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	11.46%
Lipper Alternative Active Extension Funds Category Average[2] (reflects no deduction for taxes or sales loads)		9.44%	11.09%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Alternative Active Extension Funds Category.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Equity Long/Short Fund

Investment Objective

The investment objective of the Fund is long-term capital appreciation with low correlation to the U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.26%	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	1.19%	1.20%	1.20%	1.19%
Prime Broker Expense	0.77%	0.77%	0.77%	0.77%
Remainder of Other Expenses	0.31%	0.30%	0.29%	0.31%
Total Annual Fund Operating Expenses	3.78%	4.53%	3.52%	3.78%
Fee Waivers and/or Expense Reimbursements[3]	(0.20)%	(0.19)%	(0.19)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.58%	4.34%	3.33%	3.58%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	I	T	A	C	I	T
1 Year	$915	$435	$336	$602	$915	$435	$336	$602
3 Years	$1,633	$1,338	$1,048	$1,344	$1,633	$1,338	$1,048	$1,344
5 Years	$2,383	$2,265	$1,798	$2,121	$2,383	$2,265	$1,798	$2,121
10 Years	$4,341	$4,618	$3,769	$4,146	$4,341	$4,618	$3,769	$4,146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time the position is taken. As a result, the Fund will invest significantly in large-capitalization companies.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund will sell a security short if it expects that it will be able to make this later purchase at a lower price than the price at which it sold the security short. The use of both long and short positions allows the sub-adviser to invest based on both its positive and negative views on individual stocks. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management, with the sub-adviser taking long positions in companies that it has identified as attractive and short positions in companies that it expects to underperform. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. However, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. As a result, the sub-adviser may take a long position in a security which receives a low ranking from the quantitative models, in order to maintain a required minimum position in that security. The Fund’s sub-adviser will generally sell a security if its model ranking declines or fundamental research reveals a deterioration of the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s performance information prior to March 1, 2013 reflects the Fund’s performance under the management of a different sub-adviser using investment strategies that differed significantly from those currently in place. The

Section 1    Fund Summaries

Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the eight-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 16.68% and -17.82%, respectively, for the quarters ended June 30, 2009 and September 30, 2011.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	5 Years	Since Inception
Class A (return before taxes)	12/30/08	(1.51)%	9.29%	9.23%
Class A (return after taxes on distributions)		(1.51)%	8.75%	8.73%
Class A (return after taxes on distributions and sale of Fund shares)		(0.86)%	7.37%	7.47%
Class C (return before taxes)	12/30/08	3.73%	9.76%	9.21%
Class I (return before taxes)	12/30/08	4.76%	10.87%	10.32%
Russell 1000® Index[1] (reflects no deduction for fees, expenses or taxes)		12.05%	14.69%	14.95%
Lipper Alternative Long/Short Equity Funds Category Average[2] (reflects no deduction for taxes or sales loads)		3.14%	5.32%	6.73%
1	An index that measures the performance of the large-cap segment of the U.S. equity universe which includes approximately 1,000 of the largest securities based on a contribution of their market cap and current index measurement.
2	Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Category.

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	February 2013
Anthony R. Burger, CFA Portfolio Manager	Senior Vice President	February 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	February 2013

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Nuveen Equity Market Neutral Fund

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation independent of the U.S. equity market.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 55 of the Fund’s prospectus, “How to Reduce Your Sales Charge” on page 59 of the prospectus, in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and “Purchase and Redemption of Fund Shares” on page S-73 of the Fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[2]	$15	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class T
Management Fees	1.26%	1.26%	1.26%	1.26%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses
Dividend Expense on Securities Sold Short	1.03%	1.04%	1.04%	1.03%
Prime Broker Expense	0.46%	0.46%	0.46%	0.46%
Remainder of Other Expenses	0.29%	0.30%	0.30%	0.29%
Total Annual Fund Operating Expenses	3.29%	4.06%	3.06%	3.29%
Fee Waivers and/or Expense Reimbursements[3]	(0.19)%	(0.19)%	(0.19)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	3.10%	3.87%	2.87%	3.10%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2018 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the contractual fee waivers currently in place are not renewed beyond December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	I	T	A	C	I	T
1 Year	$870	$389	$290	$555	$870	$389	$290	$555
3 Years	$1,500	$1,205	$913	$1,207	$1,500	$1,205	$913	$1,207
5 Years	$2,166	$2,050	$1,576	$1,895	$2,166	$2,050	$1,576	$1,895
10 Years	$3,933	$4,235	$3,350	$3,723	$3,933	$4,235	$3,350	$3,723

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the sub-adviser may adjust the Fund’s long and short positions from time to time in an attempt to maintain the desired exposure to the stock market, the Fund’s portfolio turnover rate may exceed 100%. During the most recent fiscal year, the Fund’s portfolio turnover rate was 187% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000 Index at the time of purchase.

When the Fund takes a long position in a security, it purchases the security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

The Fund’s sub-adviser will invest in long positions that are expected to deliver the overall returns of the stock market, plus additional performance unique to the specific stocks purchased by the sub-adviser. The short positions selected by the sub-adviser are expected to deliver the inverse of the overall returns of the stock market, plus additional performance unique to the specific stocks sold short by the sub-adviser. The goal is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to the sub-adviser’s stock selection process, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

The Fund’s sub-adviser will select securities using an investment process that combines quantitative techniques, fundamental analysis and risk management. Securities generally are added to the portfolio as long or short positions based both on security rankings provided by multi-factor quantitative models and on fundamental analysis of the securities. In addition, the sub-adviser will utilize risk management techniques to establish constraints on the amounts invested in individual securities and sectors. The Fund’s sub-adviser generally will decrease or eliminate a short or long position in a security if the security’s model ranking changes significantly or research reveals a significant change in the company’s fundamentals.

The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Section 1    Fund Summaries

Principal Risks

The value of your investment in this Fund will change daily. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, listed alphabetically, include:

Cybersecurity Risk—Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Equity Security Risk—The value of equity securities held in the Fund’s long portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market. Conversely, the value of the Fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market.

Frequent Trading Risk—The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs, which could leave the Fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Investment Strategy Risk—Proprietary and third party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance. Furthermore, there can be no assurance that the quantitative models used in managing the Fund will perform as anticipated or enable the Fund to achieve its objective.

Large-Cap Stock Risk—Because it invests primarily in large-capitalization stocks, the Fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Short Sales Risk—The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, which may result in the Fund having to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. In a rising stock market, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. The use of short sales may also cause the Fund to have higher expenses than other funds.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero. The sub-adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets.

To the extent the Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage. The use of leverage may increase the Fund’s exposure to long positions and make any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/performance or by calling (800) 257-8787.

Section 1    Fund Summaries

The bar chart below shows the variability of the Fund’s performance from year to year for Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	The performance of the other share classes will differ due to their different expense structures.

During the three-year period ended December 31, 2016, the Fund’s highest and lowest quarterly returns were 7.10% and -4.66%, respectively, for the quarters ended December 31, 2016 and June 30, 2016.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers had not been in place, returns would have been reduced.

Performance is not shown for Class T shares, which have not been offered for a full calendar year.

		Average Annual Total Returns for the Periods Ended December 31, 2016
	Inception Date	1 Year	Since Inception
Class A (return before taxes)	6/17/13	(0.26)%	3.23%
Class A (return after taxes on distributions)		(0.26)%	3.02%
Class A (return after taxes on distributions and sale of Fund shares)		(0.15)%	2.46%
Class C (return before taxes)	6/17/13	5.05%	4.19%
Class I (return before taxes)	6/17/13	6.10%	5.24%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)		0.33%	0.13%
Lipper Alternative Equity Market Neutral Funds Category Average[2] (reflects no deduction for taxes or sales loads)		1.43%	1.56%
1	An unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.
2	Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Category.

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Nuveen Asset Management, LLC

Section 1    Fund Summaries

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Robert C. Doll, CFA Lead Portfolio Manager	Senior Portfolio Manager and Chief Equity Strategist	June 2013
Scott M. Tonneson, CFA Portfolio Manager	Vice President	December 2015

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or other financial intermediary or directly from the Fund. Class C and Class T shares may not be purchased directly from the Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary. The Fund’s initial and subsequent investment minimums generally are as follows, although certain financial intermediaries may impose their own investment minimums and the Fund may reduce or waive the minimums in some cases:

	Class A, Class C and Class T	Class I
Eligibility and Minimum Initial Investment

$3,000 for all accounts except:

• $2,500 for Traditional/Roth IRA accounts.

• $2,000 for Coverdell Education Savings Accounts.

• $250 for accounts opened through fee-based programs. (Class T shares are not available through fee-based programs.)

• No minimum for retirement plans.

Available only through fee-based programs and certain retirement plans, and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for eligible retirement plans and certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an IRA or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the Funds, this section includes a detailed discussion of the Funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2016, Nuveen, LLC managed approximately $882 billion in assets, of which approximately $126 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each Fund. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Robert C. Doll and Scott M. Tonneson are the portfolio managers of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Growth Fund, Nuveen Large Cap Core Plus Fund and Nuveen Equity Market Neutral Fund. Robert C. Doll, Anthony R. Burger and Scott M. Tonneson are the portfolio managers of Nuveen Equity Long/Short Fund.

•	Robert C. Doll, CFA, joined Nuveen Asset Management on November 26, 2012, as Senior Portfolio Manager and Chief Equity Strategist. Prior to joining Nuveen Asset Management, Mr. Doll most recently was a Senior Advisor to BlackRock Advisors, LLC (“BlackRock”) from July 2012 to November 2012 and prior thereto served as BlackRock’s Chief Equity Strategist for Fundamental Equities from January 2009 to June 2012 and Head of Equities from October 2006 to December 2008. Mr. Doll joined Blackrock in October 2006 in connection with the merger of BlackRock and Merrill Lynch Investment Managers, where he had served as President and Chief Investment Officer. Mr. Doll was the Lead Portfolio Manager of the BlackRock Large Cap Series Funds (formerly known as the Merrill Lynch Large Cap Series Funds) from June 1999 to June 2012.

Section 2    How We Manage Your Money

•	Anthony R. Burger, CFA, entered the financial services industry in 1994 and joined FAF Advisors, Inc. (“FAF”) in 2003 where he served as Director, Quantitative Research from 2003 until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Director of Quantitative Equity Research on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business.

•	Scott M. Tonneson, CFA, entered the financial services industry in 1994 and joined FAF in 2007 where he served as Senior Equity Research Analyst until joining Nuveen Asset Management. He joined Nuveen Asset Management on January 1, 2011 as Vice President and Senior Research Analyst in connection with the firm’s acquisition of a portion of FAF’s asset management business. In February 2012, he became Vice President and Portfolio Manager.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each Fund consists of two components: a Fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual Fund-level fee, payable monthly, is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Nuveen Large Cap Value Fund	Nuveen Large Cap Core Fund	Nuveen Large Cap Growth Fund	Nuveen Concentrated Core Fund	Nuveen Core Dividend Fund	Nuveen Growth Fund	Nuveen Large Cap Core Plus Fund	Nuveen Equity Long/Short Fund	Nuveen Equity Market Neutral Fund
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	0.5000%	1.0000%	1.1000%	1.1000%
For the next $125 million	0.4875%	0.4875%	0.4875%	0.5375%	0.4875%	0.4875%	0.9875%	1.0875%	1.0875%
For the next $250 million	0.4750%	0.4750%	0.4750%	0.5250%	0.4750%	0.4750%	0.9750%	1.0750%	1.0750%
For the next $500 million	0.4625%	0.4625%	0.4625%	0.5125%	0.4625%	0.4625%	0.9625%	1.0625%	1.0625%
For the next $1 billion	0.4500%	0.4500%	0.4500%	0.5000%	0.4500%	0.4500%	0.9500%	1.0500%	1.0500%
For net assets over $2 billion	0.4250%	0.4250%	0.4250%	0.4750%	0.4250%	0.4250%	0.9250%	1.0250%	1.0250%

The complex-level fee is the same for each Fund. It begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each Fund is the Fund-level fee plus 0.2000%. As of September 30, 2016, the effective complex-level fee for each Fund was 0.1607% of the Fund’s average daily net assets.

Section 2    How We Manage Your Money

For the most recent fiscal year, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Large Cap Value Fund	0.69%
Nuveen Large Cap Core Fund	0.68%
Nuveen Large Cap Growth Fund	0.63%
Nuveen Concentrated Core Fund	0.68%
Nuveen Core Dividend Fund	0.51%
Nuveen Growth Fund	0.53%
Nuveen Large Cap Core Plus Fund	0.95%
Nuveen Equity Long/Short Fund	1.07%
Nuveen Equity Market Neutral Fund	1.07%

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for the Funds do not exceed the percentages of the average daily net assets listed below of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 shares will be less than the expense limitation.

Nuveen Large Cap Value Fund	1.20%
Nuveen Large Cap Core Fund	0.80% through December 31, 2018
Nuveen Large Cap Growth Fund	0.81% through December 31, 2018
Nuveen Concentrated Core Fund	0.86% through December 31, 2018
Nuveen Core Dividend Fund	0.81% through December 31, 2018
Nuveen Growth Fund	0.81% through December 31, 2018 and 1.40% thereafter
Nuveen Large Cap Core Plus Fund	1.25% through December 31, 2018
Nuveen Equity Long/Short Fund	1.40% through December 31, 2018
Nuveen Equity Market Neutral Fund	1.40% through December 31, 2018

The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Information regarding the Board of Trustees’ approval of the investment management agreements is available in the Funds’ annual report for the fiscal year ended August 31, 2016.

The investment objectives of Nuveen Large Cap Value Fund, Nuveen Growth Fund and Nuveen Equity Long/Short Fund, which are described in the “Fund Summaries” section, may not be changed without shareholder approval. The investment objectives of Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Equity Market Neutral Fund, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If an investment objective of

Section 2    How We Manage Your Money

Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund or Nuveen Equity Market Neutral Fund changes, you will be notified at least 60 days in advance.

Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund and Nuveen Large Cap Core Plus Fund have adopted a non-fundamental investment policy (a “Name Policy”) whereby each Fund, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including, in the case of Nuveen Large Cap Core Plus Fund, assets acquired through the Fund’s short sales) in equity securities of companies with large capitalizations. The Funds may consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, a Fund will value eligible derivatives at fair value or market value instead of notional value. As a result of having a Name Policy, each Fund must provide shareholders with a notice at least 60 days prior to any change of the Fund’s Name Policy.

The Funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The Funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the Funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Funds’ investment objectives. This section provides more information about these strategies, as well as information about some additional strategies that the Funds’ sub-adviser uses, or may use, to achieve the Funds’ objectives. The strategies described below are principal investment strategies unless otherwise noted. You should be aware that each Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

Equity Securities

The Funds invest in equity securities. Equity securities generally include common stocks; preferred securities; warrants to purchase common stocks and preferred securities; convertible debt securities that are either in the money or immediately convertible into common stocks or preferred securities; common and preferred securities issued by master limited partnerships and real estate investment trusts; depositary receipts; and other securities with equity characteristics.

Non-U.S. Investments

Nuveen Growth Fund may invest in non-U.S. equity securities that are U.S. dollar-denominated. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

Section 2    How We Manage Your Money

Cash Equivalents and Short-Term Investments

As a non-principal investment strategy, the Funds may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Funds’ principal investment strategies. The Funds may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep a Fund from participating in a market upswing and prevent a Fund from achieving its investment objective.

Investment Companies

As a non-principal investment strategy, the Funds may invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Funds may invest directly.

An ETF is an investment company that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in an investment company, the Funds will bear their ratable share of that vehicle’s expenses, and would remain subject to payment of the Funds’ advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Funds invest in an investment company. In addition, the Funds will incur brokerage costs when purchasing and selling shares of ETFs. Securities of investment companies may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Generally, investments in other investment companies (including ETFs) are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in the securities of any one investment company or more than 10% of its total assets, in the aggregate, in investment company securities. Many ETFs, however, have obtained exemptive relief from the Securities and Exchange Commission to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing Fund. The Funds may rely on these exemptive orders in order to invest in unaffiliated ETFs beyond the foregoing statutory limitations. Subject to certain conditions, a Fund also may invest in money market funds beyond the statutory limits described above.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ statement of additional information. A list of each Fund’s portfolio holdings is available on the Funds’ website—www.nuveen.com/mf—by navigating to your Fund using the “Mutual Fund Finder” and clicking on the “Holdings & Detail” tab. By following these links, you can obtain a list of your Fund’s top ten holdings as of the end of the most recent month. A complete list of portfolio holdings

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information is generally made available on the Funds’ website ten business days after the end of the month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Funds. See the “Fund Summaries” section for a description of the principal risks of investing in a particular Fund. Additional information about these risks is listed alphabetically below. Because of these risks, you should consider an investment in the Funds to be a long-term investment.

Principal Risks

Currency risk: Even though the non-U.S. securities held by Nuveen Growth Fund are traded in U.S. dollars, their prices are typically indirectly influenced by currency fluctuations. Changes in currency exchange rates may affect the value of non-U.S. securities, the value of dividends and interest earned from such securities, and gains and losses realized on the sale of such securities, and hence may affect the net asset value of Nuveen Growth Fund.

Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a fund, a fund’s adviser or sub-adviser, a financial intermediary, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. In addition, such incidents could affect issuers in which a fund invests, and thereby cause the fund’s investments to lose value.

Equity security risk: The value of a fund’s long positions in equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market. Conversely, the value of a fund’s short positions may decline because of an increase in the equity market as a whole or because of increases in a particular company, industry, or sector of the market.

Frequent trading risk: For Nuveen Large Cap Core Plus Fund, Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund, because the sub-adviser may adjust the Fund’s long and short positions from time to time in an attempt to maintain the desired exposure to the equity market, each Fund’s

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portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that a Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Futures contract risk: The use of futures contracts involves additional risks and transaction costs, which could leave a fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

Growth stock risk: The growth stocks in which Nuveen Large Cap Growth Fund and Nuveen Growth Fund invests tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Investment strategy risk: The funds, except for Nuveen Growth Fund, utilize proprietary and third party data and systems to support investment decisions. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect the funds’ performance. Furthermore, there can be no assurance that the quantitative models used in managing the funds will perform as anticipated or enable a fund to achieve its objective.

Large-cap stock risk: While large-cap companies may be less volatile than those of mid- and small-cap companies, they still involve risk. To the extent a fund invests in large-capitalization stocks, the fund may underperform funds that invest primarily in stocks of smaller capitalization companies during periods when the stocks of such companies are in favor.

Non-diversification risk: Nuveen Concentrated Core Fund is a non-diversified fund and may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single economic, business, political or regulatory occurrence than the portfolio of a diversified fund.

Non-U.S. investment risk: Nuveen Growth Fund may invest in non-U.S. equity securities that are U.S. dollar-denominated. Non-U.S. issuers or U.S. issuers with significant non-U.S. operations may be subject to risks in addition to or different than those of issuers that are located in or principally operated in the United States due to political, social and economic developments abroad, different regulatory environments and laws, potential seizure by the government of company assets, higher taxation, withholding taxes on dividends and interest and limitations on the use or transfer of portfolio assets.

To the extent a fund invests in depositary receipts, the fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

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Other non-U.S. investment risks include the following:

•	Enforcing legal rights may be difficult, costly and slow in non-U.S. countries, and there may be special problems enforcing claims against non-U.S. governments.

•	Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

•	Non-U.S. markets may be less liquid and more volatile than U.S. markets.

•	The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. This phenomenon would tend to lower the overall price volatility of a portfolio that included both U.S. and non-U.S. securities. Sometimes, however, global trends will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the risk reduction benefit of international investing.

•	A fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent non-U.S. income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

•	Some countries, particularly in emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

•	Emerging markets generally do not have the level of market efficiency and strict standards in accounting and securities regulation to be on par with advanced economies. Investments in emerging markets come with much greater risk due to political instability, domestic infrastructure problems and currency volatility.

Short sales risk: Nuveen Large Cap Core Plus Fund, Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund engage in “short sales.” Short sales involve the sale of a security a Fund has borrowed, with the expectation that the security will underperform the market. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. For instance, the lender of the borrowed security may recall the security, in which case a Fund would have to either borrow the security from another lender or buy the security and deliver it to the lender. A Fund may not always be able to locate another lender, and thus the Fund may be required to cover the short position at a disadvantageous price. Although the gain is limited by the price at which the security was sold short, the potential loss on a short sale is theoretically unlimited because there is no upper limit on the price a borrowed security can attain. In a rising stock market, a Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform traditional long-only equity funds or to sustain losses, particularly in a sharply rising market. Short positions are more volatile than long positions due to risks inherent to short selling, including incorrect determinations of equity security valuations and/or the directional movement of stock market averages. A Fund may also pay transaction costs and borrowing fees in connection with short

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sales and, until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends paid during the period of the loan. In addition, short positions typically involve increased liquidity risk and the risk that the third party to the short sale may fail to honor its contract terms. To the extent a Fund invests the proceeds received from selling securities short in additional long positions, the Fund is engaging in a form of leverage that may magnify gains or losses for the Fund.

In the past, in response to market events, regulatory authorities in various countries, including the United States, enacted temporary rules prohibiting the short-selling of certain stocks. If regulatory authorities were to reinstitute such rules or otherwise restrict short-selling, a Fund might not be able to fully implement its short-selling strategy.

Value stock risk: The intrinsic value of a stock with value characteristics in which Nuveen Large Cap Value Fund invests may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.

Non-Principal Risks

Global economic risk: Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. An example is the June 2016 United Kingdom referendum to leave the European Union (“EU”), which resulted in depreciation in the value of the British pound, short term declines in the stock markets and ongoing economic and political uncertainty. The United Kingdom’s withdrawal from the EU may take an extended period, and there is considerable uncertainty about the potential trade, economic and market consequences of the exit. Other countries may also depart the EU, voluntarily or otherwise. The negative impact of the United Kingdom’s departure from the EU, as well as any future departures by other countries, could be significant, not only to the United Kingdom and European economies, but also to the broader global economy. Such departures could potentially result in increased market volatility and illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could negatively impact the value of a fund’s investments. Similarly, major economic or political disruptions outside of Europe, particularly in large economies like China’s, may have global negative economic and market repercussions.

Large transactions risk: A fund may experience adverse effects due to large purchases or redemptions of fund shares. A large redemption by an individual shareholder, or an increase in redemptions generally by fund shareholders, may cause a fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s net asset value and liquidity. If a fund has difficulty selling portfolio securities in a timely manner to meet redemption requests, the fund may have to borrow money to do so. In such an instance, a fund’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the fund’s returns. In addition, until a fund is able to sell securities to meet redemption requests, the fund’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the fund’s performance. Similarly, large fund share purchases may adversely affect a fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily

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would, reducing the fund’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in a fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio.

Other investment companies risk: When a fund invests in other investment companies, including ETFs, shareholders bear both their proportionate share of fund expenses and, indirectly, the expenses of the other investment companies. Furthermore, the fund is exposed to the risks to which the other investment companies may be subject. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error).

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Section 3    How You Can Buy and Sell Shares

The Funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information. Because the prospectus and the statement of additional information are available free of charge on Nuveen’s website at www.nuveen.com, we do not disclose the following share class information separately on the website.

The different share classes offered by the Funds are described below. You will pay up-front or contingent deferred sales charges on some of these share classes. In addition, some share classes are subject to annual distribution and/or service fees in the amounts described below, which are paid out of a Fund’s assets. These fees are paid to the Distributor and are used primarily for providing compensation to financial intermediaries in connection with the distribution of Fund shares and for providing ongoing account services to shareholders. The Funds have adopted a distribution and service plan under Rule 12b-1 that allows each Fund to pay these distribution and service fees. More information on this plan can be found under “Distribution and Service Payments—Distribution and Service Plan.” Because fees paid under the plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.25% of your Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the Funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50	4.71	4.00
$100,000 but less than $250,000	3.75	3.90	3.25
$250,000 but less than $500,000	2.75	2.83	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.75
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record at a rate of 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million, which includes an advance of the first year’s service fee. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem any of your shares within 18 months of purchase. See “Contingent Deferred Sales Charges” below for information concerning the CDSC and “How to Reduce Your Sales Charge—CDSC Waivers and Reductions” below for information concerning CDSC waivers and reductions.

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Class A shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class A shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 1.00% of your Fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1.00% CDSC, which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. You may qualify for a reduced CDSC, or the CDSC may be waived, as described in “How to Reduce Your Sales Charge” below.

Investors purchasing Class C shares should consider whether they would qualify for a reduced or eliminated sales charge on Class A shares that would make purchasing Class A shares a better choice. Class A share sales charges can be reduced or eliminated based on the size of the purchase, or pursuant to a letter of intent or rights of accumulation. See “How to Reduce Your Sales Charge” below.

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, the Funds limit the cumulative amount of Class C shares that may be purchased by a single purchaser. Your financial intermediary may set lower maximum purchase limits for Class C shares. See the statement of additional information for more information.

Investors may purchase Class C shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class C shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class C shares.

Class R3 Shares

You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of your Fund’s average daily net assets.

Investors may purchase Class R3 shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund.

Class R3 shares are only available for purchase by eligible retirement plans. Class R3 shares are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs or individual 403(b) plans. See the statement of additional information for more information.

Nuveen Large Cap Value Fund and Nuveen Growth Fund issue Class R3 shares.

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Class R6 Shares

Eligible investors can purchase Class R6 shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class R6 shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class R6 shares are available to certain qualified retirement plans and other investors. There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Funds. Class R6 shares are also available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be waived for clients of financial intermediaries that have accounts holding Class R6 shares with an aggregate value of at least $100,000. The Distributor may also waive the minimum for clients of financial intermediaries anticipated to reach this Class R6 share holdings level. All other eligible investors must meet a minimum initial investment of at least $5 million in the Fund in which they invest. Such minimum investment requirement may be applied collectively to affiliated accounts, in the discretion of the Distributor. Class R6 shares are only available through financial intermediaries that have entered into an agreement with the Distributor to offer Class R6 shares. Class R6 shares are only available in cases where neither the investor nor the intermediary will receive any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, so called “finder’s fees,” administration fees or similar fees with respect to Class R6 shares. Provided they meet the minimum investment and other eligibility requirements, eligible investors include:

•	Qualified retirement plans;

•	Foundations and endowment funds;

•	Any state, county, or city, or its instrumentality, department, authority or agency;

•	457 plans, including 457(b) governmental entity plans and tax exempt plans;

•	Omnibus or other pooled accounts registered to insurance companies, trust companies, bank trust departments, registered investment advisor firms and family offices;

•	Investment companies, both affiliated and not affiliated with Nuveen Fund Advisors;

•	Corporations, including corporate non-qualified deferred compensation plans of such corporations;

•	Collective investment trusts;

•	Discretionary accounts managed by Nuveen Fund Advisors or its affiliates; and

•	529 savings plans held in plan-level omnibus accounts.

Class R6 shares are not available directly to traditional or Roth IRAs, Coverdell Savings Accounts, Keoghs, SEPs, SARSEPs, or SIMPLE IRAs.

Only Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund and Nuveen Concentrated Core Fund issue Class R6 shares.

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Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain employer-sponsored retirement plans.

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Current and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

•	Certain other institutional investors described in the statement of additional information.

Class T Shares

You can purchase Class T shares at the offering price, which is the net asset value per share plus an up-front sales charge. Class T shares are also subject to an annual service fee of 0.25% of the Fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. The Distributor retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class T sales charges for a Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%

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Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and over	1.00%	1.01%	1.00%

Class T shares purchased through the reinvestment of dividends and capital gains distributions from the same Fund are not subject to a sales charge. In addition, Class T shares may be available at net asset value without a sales charge under certain other circumstances, as determined by the policies and procedures of your financial intermediary. See the appendix to this Prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” for information on available Class T share sales charge waivers.

Investors may purchase Class T shares only for Fund accounts held with a financial advisor or other financial intermediary, and not directly with a Fund. In addition, Class T shares may not be available through certain financial intermediaries. Please consult with your financial intermediary to determine whether their policies allow for an investment in Class T shares.

Please refer to the statement of additional information for more information about Class A, Class C, Class R3, Class R6, Class I and Class T shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

Contingent Deferred Sales Charges

If you redeem Class A or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A or Class C shares subject to a CDSC, your Fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the Fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described below under “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge—CDSC Waivers and Reductions,” in the appendix to this prospectus titled “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

The Funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. In addition, under certain circumstances, the Funds will waive or reduce the CDSC imposed on redemptions of Class C shares and certain Class A shares purchased at net asset value. The availability of the sales charge reductions and waivers discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of these

Section 3    How You Can Buy and Sell Shares

reductions or waivers. Information on intermediaries’ variations from the reductions and waivers discussed below are disclosed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.” In all instances, it is your responsibility to notify your Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. In order to obtain waivers and discounts that are not available through your intermediary, you will have to purchase Fund shares directly from the Funds or through another intermediary.

Class A Sales Charge Reductions

•	Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a Fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•	Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a Fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a Fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more (although such purchases may be subject to a CDSC in certain circumstances, see “What Share Classes We Offer—Contingent Deferred Sales Charges” above).

•	Shares purchased through the reinvestment of Nuveen Defined Portfolio (unit investment trusts offered through Nuveen Securities, LLC prior to March 1, 2002) and Nuveen Mutual Fund dividends and capital gain distributions.

•	Certain employer-sponsored retirement plans. Purchases by employer-sponsored retirement plans (“ESRPs”) as defined below, except that, in the case of ESRPs held through a brokerage account, Class A shares will be available at net asset value without a sales charge only if the broker-dealer has entered into an agreement with the Distributor that allows for such purchases. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

For this purpose, ESRPs include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, health savings accounts, defined benefit plans, participant directed non-qualified deferred compensation plans, Roth 401(k) plans and Roth 403(b) plans, and do not include SEPs, SAR-SEPs, SIMPLE IRAs (other than SIMPLE IRAs opened before January 1, 2011

Section 3    How You Can Buy and Sell Shares

where the Distributor is the broker of record), SIMPLE 401(k) plans, Solo 401(k) plans, KEOGH plans, non-qualified deferred compensation plans and single defined benefit plans.

•	Employees of Nuveen Investments and its affiliates. Purchases by current and retired employees and directors of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•	Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or employee of any financial intermediary or any such person’s immediate family member.

•	Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•	Additional categories of investors. Purchases made (i) by investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) by clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services; and (iii) through a financial intermediary that has entered into an agreement with the Distributor to offer the Funds’ shares to self-directed investment brokerage accounts and that may or may not charge a transaction fee to its customers. Intermediaries that have entered into such an agreement are listed in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.”

In order to obtain a sales charge reduction or waiver on Class A share purchases, it may be necessary at the time of purchase for you to inform the Funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the Funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

CDSC Waivers and Reductions

The CDSC payable upon the redemption of Class C shares, and on Class A shares that were purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, may be waived or reduced under certain circumstances, including the following:

•	In the event of total disability of the shareholder.

•	In the event of death of the shareholder.

•	For certain redemptions made pursuant to a systematic withdrawal plan.

•	For redemptions in connection with a payment of account or plan fees.

•	For redemptions of accounts not meeting required minimum balances.

Section 3    How You Can Buy and Sell Shares

•	Upon an optional conversion by a Fund of Class C shares held in an account which no longer has a financial intermediary of record into Class A shares.

•	For redemptions of Class C shares where the Distributor did not advance the first year’s service and distribution fees to the intermediary.

•	For redemptions of Class A shares where the Distributor did not pay a sales charge to the intermediary when the shares were purchased.

•	For certain redemptions of shares held by an employer-sponsored qualified defined contribution plan.

•	For certain redemptions of shares held in an IRA account, including redemptions to satisfy required minimum distributions from the account after age 70 1⁄2.

More information on these and other available CDSC waivers and reductions can be found in the appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” and in the statement of additional information.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order and on the share class you are purchasing. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase Fund shares (1) through a financial advisor or other financial intermediary or (2) directly from the Funds. Class C and Class T shares may not be purchased directly from a Fund. In addition, the availability of Class A, Class C and Class T shares through a financial intermediary will depend on the policies of the intermediary.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from Fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you

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purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the Funds.

•	By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a Fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your Fund, calculated after your Fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your Fund nor the transfer agent is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•	By mail. You may open an account directly with the Funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

Purchase orders and redemption requests are not processed until received in proper form by the transfer agent of a Fund.

•	On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the Funds’ website. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•	By telephone. Existing shareholders with direct accounts may also process account transactions via the Funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

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Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your Fund’s systematic investment plan. You can stop the deductions at any time by notifying your Fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your Fund to draw pre-authorized checks on your bank account.

•	From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•	Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Your Fund may cancel your participation in its systematic investment plan if it is unable to deliver a current prospectus to you because of an incorrect or invalid mailing address.

Systematic Withdrawal

If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each Fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange Fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state, except that there are no exchange privileges for Class T shares. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. In the event that a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you may submit a separate redemption request (see “How to Sell Shares” below). Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Section 3    How You Can Buy and Sell Shares

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your Fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem Fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, any shares purchased pursuant to the reinstatement privilege will not be subject to a CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day, which is any day the NYSE is open for business. You will receive the share price next determined after your Fund has received your properly completed redemption request. Your redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price. The Fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten business days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the Funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•	By mail. You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The Fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

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•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	You have changed the address on your Fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•	On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, click the “Individual Investors” link on www.nuveen.com and then choose “Account Access” under the “Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•	By telephone. If your account is held with your Fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Accounts with Low Balances

A Fund reserves the right to liquidate or assess a low balance fee on any account (other than accounts holding Class R3 or Class R6 shares) held directly with the Fund that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a Fund elects to exercise the right to assess a low balance fee, then annually the Fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are IRAs, Coverdell Education Savings Accounts or accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time for shareholders to bring their accounts up to the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The Funds generally pay redemption proceeds in cash. However, if a Fund determines that it would be detrimental to its remaining shareholders to make payment of a redemption order wholly in cash, that Fund may pay a portion of your redemption proceeds in securities or other Fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities or other assets distributed to you, as well as taxes on any capital gains from that sale. Until they are sold, any securities or other assets distributed to you as part of a redemption in-kind may be subject to market risk.

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the Funds, this section includes important details about how the Funds make distributions to shareholders. We discuss some other Fund policies as well. Please consult the statement of additional information and your tax advisor for more information about taxes.

The Funds intend to pay income dividends and any taxable gains annually, except that the Nuveen Core Dividend Fund will pay income dividends quarterly.

Payment and Reinvestment Options

The Funds automatically reinvest your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in Fund shares at the current net asset value.

Non-U.S. Income Tax Considerations

Investment income that the Funds receive from their non-U.S. investments may be subject to non-U.S. income taxes, which generally will reduce Fund distributions. However, the United States has entered into tax treaties with many non-U.S. countries that may entitle you to certain tax benefits.

Taxes and Tax Reporting

The Funds will make distributions that may be taxed as ordinary income (which may be taxable at different rates, depending on the sources of the distributions) or capital gains (which may be taxable at different rates, depending on the length of time a Fund holds its assets). Distributions from a Fund’s long-term capital gains are generally taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. However, certain ordinary income distributions received from a Fund that are determined to be qualified dividend income may be taxed at tax rates equal to those applicable to long-term capital gains. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold and not on how long you have owned your Fund shares. Distributions generally do not qualify for a dividends received deduction if you are a corporate shareholder.

Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. If you hold your investment at the firm where you purchased your Fund shares, you will receive the statement from that firm. If you hold your shares directly with the Fund, the Distributor will send you the statement. The tax status of your

Section 4    General Information

distributions is the same whether you reinvest them or elect to receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange of shares between funds is generally the same as a sale.

Please note that if you do not furnish your Fund with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Fund, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Fund to withhold, federal law requires your Fund to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Buying or Selling Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Cost Basis Method

For shares acquired on or after January 1, 2012, you may elect a cost basis method to apply to all existing and future accounts you may establish. The cost basis method you select will determine the order in which shares are redeemed and how your cost basis information is calculated and subsequently reported to you and to the Internal Revenue Service. Please consult your tax advisor to determine which cost basis method best suits your specific situation. If you hold your account directly with a Fund, please contact Nuveen Investor Services at (800) 257-8787 for instructions on how to make your election. If you hold your account with a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you hold your account directly with a Fund and do not elect a cost basis method, your account will default to the average cost basis method. The average cost basis method generally calculates cost basis by determining the average price paid for Fund shares that may have been purchased at different times for different prices. Financial intermediaries choose their own default cost basis method.

Distribution and Service Plan

The Distributor serves as the selling agent and distributor of the Funds’ shares. In this capacity, the Distributor manages the offering of the Funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under the Plan.

Under the Plan, the Distributor receives a distribution fee for Class C and Class R3 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C, Class R3 and Class T shares to compensate financial intermediaries, including the

Section 4    General Information

Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. Fees paid under the Plan also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising materials, sales literature and reports to shareholders used in connection with the sale of shares. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class R3 shares may pay more in distribution and service fees and CDSCs (Class C shares only) than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments by the Funds

In addition to the distribution and service fees the Funds pay under the Plan and fees the Funds pay to their transfer agent, the Distributor or Nuveen Fund Advisors, on behalf of the Funds, may enter into non-Plan agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial and may vary significantly among intermediaries.

Other Payments by the Distributor and Nuveen Fund Advisors

In addition to the sales commissions and payments from distribution and service fees made to financial intermediaries as previously described, the Distributor and Nuveen Fund Advisors may from time to time make additional payments, out of their own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of Fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor and/or Nuveen Fund Advisors is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell Nuveen Mutual Fund shares and provide services to Nuveen Mutual Fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

Section 4    General Information

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries, the Distributor and Nuveen Fund Advisors also make payments out of their own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their Fund shares through these platforms or programs. These payments are in addition to the service fee and any applicable sub-transfer agency or similar fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of Fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the Funds to you. The intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the Funds in various ways within the intermediary’s organization.

The price you pay for your shares or the amount you receive upon redemption of your shares is based on your Fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Each Fund’s latest net asset value per share is available on the Funds’ website at www.nuveen.com. Net asset value is calculated for each class of each Fund by taking the value of the class’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Funds’ investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that a Fund realizes upon the sale of an instrument. Non-U.S. securities and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded securities whose principal local markets close before the close of the NYSE, a Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S.

Section 4    General Information

securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. A Fund may rely on an independent fair valuation service in making any such fair value determinations. If a Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of Nuveen Fund Advisors, a price is unreliable, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or its appointee. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The Board of Trustees has adopted valuation procedures for the Funds and has appointed the Nuveen Fund Advisors’ Valuation Committee with the day-to-day responsibility for fair value determinations. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

The Funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the Funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the Funds. However, the Funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming Fund shares.

Accordingly, the Funds have adopted a Frequent Trading Policy that seeks to balance the Funds’ need to prevent excessive trading in Fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of Fund shares.

The Funds’ Frequent Trading Policy generally limits an investor to two “round trip” trades in a 60-day period. A “round trip” is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions.

The Funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the Funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers

Section 4    General Information

and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Funds. Despite the Funds’ efforts to detect and prevent frequent trading, the Funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Funds through such accounts. Pursuant to these agreements, financial intermediaries may disclose to a Fund an investor’s taxpayer identification number and a record of the investor’s transactions at the request of the Fund. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the Funds’ ability to detect and prevent frequent trading. In addition, the Funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Funds’ Frequent Trading Policy and may be approved for use in instances where the Funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The Funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of Fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to Fund shareholders. The Funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objective, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the Funds’

Section 4    General Information

Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the Funds is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian also provides certain accounting services to the Funds. The Funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five fiscal years or the life of the Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended August 31, 2014 and later has been audited by KPMG LLP, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The financial statements for the years/periods ended August 31, 2013 and prior were audited by other independent auditors.

Nuveen Large Cap Value Fund(d)

Class (Commencement Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (8/96)
Year Ended 8/31
2016	$23.58	$.32		$.98	$1.30	$(.24)	$(1.91)	$(2.15)	$22.73	6.26%	$240,572	1.10%		1.44%		141%
2015	28.36	.27		(1.77)	(1.50)	(.21)	(3.07)	(3.28)	23.58	(5.75)	267,337	1.12		1.01		158
2014	25.15	.31		6.09	6.40	(.36)	(2.83)	(3.19)	28.36	27.40	294,917	1.11		1.16		153
2013(f)	24.31	.03		.81	.84	—	—	—	25.15	3.50	250,052	1.25	*	.70	*	42
Year Ended 6/30
2013	20.03	.29		4.29	4.58	(.30)	—	(.30)	24.31	23.09	282,993	1.15		1.31		153
2012	20.25	.26		(.24)	.02	(.24)	—	(.24)	20.03	.19	258,324	1.16		1.33		99

Class C (8/96)
Year Ended 8/31
2016	22.60	.15		.93	1.08	(.05)	(1.91)	(1.96)	21.72	5.46	27,588	1.85		.70		141
2015	27.31	.07		(1.70)	(1.63)	(.01)	(3.07)	(3.08)	22.60	(6.45)	31,516	1.87		.26		158
2014	24.33	.10		5.88	5.98	(.17)	(2.83)	(3.00)	27.31	26.47	26,628	1.86		.41		153
2013(f)	23.54	—	**	.79	.79	—	—	—	24.33	3.36	17,780	2.00	*	(.02	)*	42
Year Ended 6/30
2013	19.41	.12		4.15	4.27	(.14)	—	(.14)	23.54	22.10	17,174	1.90		.55		153
2012	19.61	.11		(.22)	(.11)	(.09)	—	(.09)	19.41	(.51)	16,644	1.91		.58		99

Class R3 (8/08)
Year Ended 8/31
2016	23.71	.28		.97	1.25	(.18)	(1.91)	(2.09)	22.87	5.97	186	1.34		1.25		141
2015	28.50	.19		(1.76)	(1.57)	(.15)	(3.07)	(3.22)	23.71	(5.99)	232	1.37		.73		158
2014	25.27	.24		6.12	6.36	(.30)	(2.83)	(3.13)	28.50	27.11	135	1.36		.92		153
2013(f)	24.43	.02		.82	.84	—	—	—	25.27	3.44	87	1.50	*	.43	*	42
Year Ended 6/30
2013	20.14	.24		4.30	4.54	(.25)	—	(.25)	24.43	22.72	91	1.39		1.08		153
2012	20.34	.22		(.23)	(.01)	(.19)	—	(.19)	20.14	.04	76	1.41		1.14		99

Class R6 (6/16)
2016(g)	21.66	.06		1.16	1.22	—	—	—	22.88	5.63	19,773	.73	*	1.48	*	141

Class I (8/96)
Year Ended 8/31
2016	23.73	.37		.99	1.36	(.30)	(1.91)	(2.21)	22.88	6.53	99,927	.85		1.69		141
2015	28.52	.34		(1.78)	(1.44)	(.28)	(3.07)	(3.35)	23.73	(5.52)	103,342	.86		1.29		158
2014	25.28	.37		6.13	6.50	(.43)	(2.83)	(3.26)	28.52	27.74	104,875	.86		1.40		153
2013(f)	24.42	.04		.82	.86	—	—	—	25.28	3.52	45,148	1.00	*	.97	*	42
Year Ended 6/30
2013	20.12	.34		4.31	4.65	(.35)	—	(.35)	24.42	23.39	42,285	.90		1.55		153
2012	20.34	.31		(.24)	.07	(.29)	—	(.29)	20.12	.45	24,546	.91		1.59		99

Section 5    Financial Highlights

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the two months ended August 31, 2013.

(g)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Annualized.

**	Rounds to less than $0.01 per share.

Section 5    Financial Highlights

Nuveen Large Cap Core Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rat(e)

Class A (6/13)
2016	$25.64	$.22	$1.71	$1.93	$(.15)	$(.39)	$(.54)	$27.03	7.66%	$47,518	1.11%		.85%		132%
2015	26.67	.23	(.69)	(.46)	(.02)	(.55)	(.57)	25.64	(1.76)	37,684	1.14		.84		110
2014	20.49	.19	6.42	6.61	(.08)	(.35)	(.43)	26.67	32.63	6,726	1.17		.78		122
2013(d)	20.00	.04	.45	.49	—	—	—	20.49	2.45	457	1.17	*	.90	*	34

Class C (6/13)
2016	25.32	.02	1.69	1.71	—	(.39)	(.39)	26.64	6.86	47,805	1.85		.10		132
2015	26.51	.02	(.66)	(.64)	—	(.55)	(.55)	25.32	(2.47)	38,591	1.89		.09		110
2014	20.46	.01	6.39	6.40	—	(.35)	(.35)	26.51	31.61	4,937	1.92		.06		122
2013(d)	20.00	.01	.45	.46	—	—	—	20.46	2.30	143	1.92	*	.21	*	34

Class R6 (6/16)
2016(f)	25.46	.05	1.57	1.62	—	—	—	27.08	6.36	18,489	.69	*	1.10	*	132

Class I (6/13)
2016	25.69	.28	1.72	2.00	(.22)	(.39)	(.61)	27.08	7.93	140,976	.86		1.10		132
2015	26.71	.30	(.68)	(.38)	(.09)	(.55)	(.64)	25.69	(1.49)	153,632	.89		1.11		110
2014	20.50	.25	6.41	6.66	(.10)	(.35)	(.45)	26.71	32.92	57,360	.92		1.02		122
2013(d)	20.00	.03	.47	.50	—	—	—	20.50	2.50	11,449	.92	*	.69	*	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Annualized.

Section 5    Financial Highlights

Nuveen Large Cap Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2016	$25.28	$.13	$1.24	$1.37	$(.09)	$(.87)	$(.96)	$25.69	5.57%	$13,654	1.15%		.53%		117%
2015	26.34	.15	(.15)	(.00)	(.03)	(1.03)	(1.06)	25.28	.00	31,442	1.16		.56		118
2014	20.59	.17	6.03	6.20	(.07)	(.38)	(.45)	26.34	30.45	10,734	1.17		.72		145
2013(d)	20.00	.05	.54	.59	—	—	—	20.59	2.95	1,017	1.15	**	1.25	**	48

Class C (6/13)
2016	24.96	(.05)	1.21	1.16	—	(.87)	(.87)	25.25	4.77	9,344	1.89		(.22)		117
2015	26.18	(.06)	(.13)	(.19)	—	(1.03)	(1.03)	24.96	(.74)	7,621	1.91		(.22)		118
2014	20.56	(.01)	6.01	6.00	—	(.38)	(.38)	26.18	29.49	2,187	1.92		(.03)		145
2013(d)	20.00	— *	.56	.56	—	—	—	20.56	2.80	83	1.91	**	(.02	)**	48

Class R6 (6/16)
2016(f)	24.27	.03	1.43	1.46	—	—	—	25.73	6.02	27	.70	**	.81	**	117

Class I (6/13)
2016	25.33	.20	1.23	1.43	(.16)	(.87)	(1.03)	25.73	5.80	47,945	.89		.79		117
2015	26.38	.21	(.14)	.07	(.09)	(1.03)	(1.12)	25.33	.28	58,478	.91		.79		118
2014	20.60	.24	6.02	6.26	(.10)	(.38)	(.48)	26.38	30.74	27,478	.92		.99		145
2013(d)	20.00	.04	.56	.60	—	—	—	20.60	3.00	11,472	.92	**	.86	**	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Rounds to less than $0.01 per share.

**	Annualized.

Section 5    Financial Highlights

Nuveen Concentrated Core Fund

Class (Commencement Date)		Investment Operations				Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2016	$26.89	$.39		$(.22)	$.17	$(.13)	$(.96)	$(1.09)	$25.97	.62%	$41,053	1.20%		1.50%		103%
2015	27.16	.20		(.14)	.06	(.02)	(.31)	(.33)	26.89	.21	54,805	1.21		.72		98
2014	19.66	.19		7.37	7.56	(.04)	(.02)	(.06)	27.16	38.46	8,315	1.22		.77		88
2013(d)	20.00	.05		(.39)	(.34)	—	—	—	19.66	(1.70)	239	1.21	**	1.29	**	24

Class C (6/13)
2016	26.50	.18		(.21)	(.03)	—	(.96)	(.96)	25.51	(.13)	24,531	1.94		.72		103
2015	26.95	—	*	(.14)	(.14)	—	(.31)	(.31)	26.50	(.53)	24,583	1.96		.01		98
2014	19.63	.01		7.33	7.34	—	(.02)	(.02)	26.95	37.39	1,508	1.97		.05		88
2013(d)	20.00	—	*	(.37)	(.37)	—	—	—	19.63	(1.85)	117	1.97	**	.11	**	24

Class R6 (6/16)
2016(f)	25.22	.07		.73	.80	—	—	—	26.02	3.17	26	.73	**	1.64	**	103

Class I (6/13)
2016	26.94	.46		(.22)	.24	(.20)	(.96)	(1.16)	26.02	.88	32,291	.95		1.77		103
2015	27.20	.27		(.14)	.13	(.08)	(.31)	(.39)	26.94	.47	52,955	.96		.95		98
2014	19.68	.24		7.36	7.60	(.06)	(.02)	(.08)	27.20	38.76	8,569	.97		1.00		88
2013(d)	20.00	.04		(.36)	(.32)	—	—	—	19.68	(1.65)	1,018	.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.

*	Rounds to less than $0.01 per share.

**	Annualized.

Section 5    Financial Highlights

Nuveen Core Dividend Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)		Portfolio Turnover Rate(e)

Class A (6/13)
2016	$24.13	$.49	$.84	$1.33	$(.38)	$(.37)	$(.75)	$24.71	5.68%	$23,978	1.14%		2.08%		127%
2015	25.90	.45	(1.15)	(.70)	(.42)	(.65)	(1.07)	24.13	(2.82)	20,601	1.16		1.75		174
2014	20.32	.48	5.65	6.13	(.42)	(.13)	(.55)	25.90	30.48	8,261	1.17		1.99		117
2013(d)	20.00	.08	.24	.32	—	—	—	20.32	1.60	559	1.17	*	1.86	*	29

Class C (6/13)
2016	24.08	.31	.83	1.14	(.20)	(.37)	(.57)	24.65	4.86	5,978	1.89		1.32		127
2015	25.85	.26	(1.15)	(.89)	(.23)	(.65)	(.88)	24.08	(3.55)	5,950	1.91		1.01		174
2014	20.28	.29	5.66	5.95	(.25)	(.13)	(.38)	25.85	29.55	2,151	1.92		1.21		117
2013(d)	20.00	.04	.24	.28	—	—	—	20.28	1.40	111	1.92	*	.90	*	29

Class I (6/13)
2016	24.14	.55	.83	1.38	(.44)	(.37)	(.81)	24.71	5.91	12,605	.89		2.31		127
2015	25.91	.51	(1.14)	(.63)	(.49)	(.65)	(1.14)	24.14	(2.57)	18,035	.91		2.00		174
2014	20.32	.54	5.65	6.19	(.47)	(.13)	(.60)	25.91	30.85	6,571	.92		2.29		117
2013(d)	20.00	.07	.25	.32	—	—	—	20.32	1.60	1,044	.92	*	1.72	*	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Growth Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)	Portfolio Turnover Rate(d)

Class A (3/06)
Year Ended 8/31
2016	$28.79	$.20	$2.17	$2.37	$(.18)	$(3.46)	$(3.64)	$27.52	8.78%	$9,758	1.18%		.75%	59%
2015	30.49	.12	.89	1.01	—	(2.71)	(2.71)	28.79	3.40	8,792	1.21		.41	65
2014	25.03	(.01)	6.08	6.07	—	(.61)	(.61)	30.49	24.55	15,558	1.22		(.05)	41
2013(e)	25.68	— **	(.65)	(.65)	—	—	—	25.03	(2.53)	13,956	1.22	*	.13 *	2
Year Ended 7/31
2013	21.09	.01	4.62	4.63	(.04)	—	(.04)	25.68	21.97	13,858	1.22		.02	67
2012	20.23	(.02)	.88	.86	—	—	—	21.09	4.25	12,947	1.23		(.09)	72

Class C (3/06)
Year Ended 8/31
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25	7.95	7,987	1.93		(.01)	59
2015	28.69	(.09)	.83	.74	—	(2.71)	(2.71)	26.72	2.62	9,150	1.96		(.33)	65
2014	23.75	(.21)	5.76	5.55	—	(.61)	(.61)	28.69	23.67	9,094	1.97		(.77)	41
2013(e)	24.38	(.01)	(.62)	(.63)	—	—	—	23.75	(2.58)	4,967	1.97	*	(.63 )*	2
Year Ended 7/31
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38	21.05	4,143	1.97		(.81)	67
2012	19.46	(.16)	.84	.68	—	—	—	20.14	3.49	1,799	1.98		(.82)	72

Class R3 (3/09)
Year Ended 8/31
2016	28.56	.14	2.13	2.27	(.10)	(3.46)	(3.56)	27.27	8.48	193	1.41		.53	59
2015	30.34	.05	.88	.93	—	(2.71)	(2.71)	28.56	3.14	65	1.46		.17	65
2014	24.96	(.08)	6.07	5.99	—	(.61)	(.61)	30.34	24.29	64	1.47		(.29)	41
2013(e)	25.62	— **	(.66)	(.66)	—	—	—	24.96	(2.58)	53	1.48	*	(.13 )*	2
Year Ended 7/31
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62	21.65	54	1.47		(.12)	67
2012	20.24	(.07)	.89	.82	—	—	—	21.06	4.05	110	1.48		(.37)	72

Class I (3/06)
Year Ended 8/31
2016	29.25	.28	2.20	2.48	(.26)	(3.46)	(3.72)	28.01	9.05	31,830	.93		1.00	59
2015	30.86	.21	.89	1.10	—	(2.71)	(2.71)	29.25	3.67	29,230	.96		.68	65
2014	25.27	.06	6.15	6.21	(.01)	(.61)	(.62)	30.86	24.87	24,449	.97		.22	41
2013(e)	25.92	.01	(.66)	(.65)	—	—	—	25.27	(2.51)	15,456	.97	*	.38 *	2
Year Ended 7/31
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92	22.26	15,621	.97		.23	67
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29	4.59	13,301	.98		.23	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

(e)	For the one month ended August 31, 2013.

*	Annualized.

**	Rounds to less than $0.01 per share.

Section 5    Financial Highlights

Nuveen Large Cap Core Plus Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(f)

Class A (6/13)
2016	$25.02	$.09	$1.38	$1.47	$(.09)	$(.84)	$(.93)	$25.56	6.00%	$15,053	2.29%		.36%	143%
2015	26.53	.09	(.59)	(.50)	—	(1.01)	(1.01)	25.02	(1.99)	17,191	2.22		.33	153
2014	20.53	.04	6.32	6.36	(.02)	(.34)	(.36)	26.53	31.18	7,108	2.28		.17	152
2013(e)	20.00	.03	.50	.53	—	—	—	20.53	2.70	456	1.99	*	.65 *	35

Class C (6/13)
2016	24.64	(.09)	1.34	1.25	—	(.84)	(.84)	25.05	5.18	13,345	3.04		(.39)	143
2015	26.33	(.12)	(.56)	(.68)	—	(1.01)	(1.01)	24.64	(2.70)	15,962	2.97		(.46)	153
2014	20.51	(.13)	6.29	6.16	—	(.34)	(.34)	26.33	30.21	3,182	3.03		(.52)	152
2013(e)	20.00	(.03)	.54	.51	—	—	—	20.51	2.60	51	2.66	*	(.67 )*	35

Class I (6/13)
2016	25.11	.15	1.38	1.53	(.15)	(.84)	(.99)	25.65	6.25	42,919	2.03		.61	143
2015	26.59	.16	(.60)	(.44)	(.03)	(1.01)	(1.04)	25.11	(1.76)	74,740	1.97		.59	153
2014	20.55	.11	6.32	6.43	(.05)	(.34)	(.39)	26.59	31.51	39,257	2.06		.44	152
2013(e)	20.00	.02	.53	.55	—	—	—	20.55	2.80	18,090	1.66	*	.37 *	35

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended August 31,
2016	.45%		.45%		.45%		.37%	.37%	.36%
2015	.44		.44		.45		.31	.31	.31
2014	.48		.47		.48		.34	.34	.36
2013(e)	.52	*	.44	*	.44	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

As of March 1, 2013, Nuveen Asset Management, LLC became Nuveen Equity Long/Short Fund’s sub-adviser and began managing the Fund using investment strategies that differ from those utilized by the prior sub-adviser. The performance figures provided reflect the Fund’s performance prior to these changes.

Nuveen Equity Long/Short Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

Class A (12/08)
Year Ended 8/31
2016	$32.61	$(.11)	$.11	$—	$—	$—	$—	$32.61	.00%	$26,012	3.58%		(.33)%	224%
2015	31.72	(.26)	1.23	.97	—	(.08)	(.08)	32.61	3.06	24,821	3.53		(.79)	222
2014	28.72	(.23)	4.78	4.55	—	(1.55)	(1.55)	31.72	16.06	13,697	3.46		(.75)	232
2013(g)	29.54	.02	(.84)	(.82)	—	—	—	28.72	(2.78)	390	3.04	*	.65 *	12
Year Ended 7/31
2013	26.81	(.03)	5.02	4.99	—	(2.26)	(2.26)	29.54	20.39	326	2.62		(.13)	292
2012	27.28	(.08)	.93	.85	—	(1.32)	(1.32)	26.81	3.75	54	2.31		(.31)	67

Class C (12/08)
Year Ended 8/31
2016	30.80	(.33)	.10	(.23)	—	—	—	30.57	(.75)	8,236	4.34		(1.09)	224
2015	30.19	(.48)	1.17	.69	—	(.08)	(.08)	30.80	2.28	8,087	4.29		(1.53)	222
2014	27.60	(.43)	4.57	4.14	—	(1.55)	(1.55)	30.19	15.20	4,080	4.21		(1.47)	232
2013(g)	28.40	— **	(.80)	(.80)	—	—	—	27.60	(2.82)	138	3.81	*	(.01 )*	12
Year Ended 7/31
2013	26.04	(.19)	4.81	4.62	—	(2.26)	(2.26)	28.40	19.53	64	3.47		(.74)	292
2012	26.75	(.27)	.88	.61	—	(1.32)	(1.32)	26.04	2.90	54	3.06		(1.06)	67

Class I (12/08)
Year Ended 8/31
2016	33.18	(.06)	.15	.09	—	—	—	33.27	.27	48,905	3.33		(.18)	224
2015	32.20	(.16)	1.22	1.06	—	(.08)	(.08)	33.18	3.29	53,559	3.28		(.48)	222
2014	29.10	(.12)	4.81	4.69	(.04)	(1.55)	(1.59)	32.20	16.34	16,216	3.27		(.40)	232
2013(g)	29.93	.03	(.86)	(.83)	—	—	—	29.10	(2.77)	4,758	2.78	*	1.11 *	12
Year Ended 7/31
2013	27.06	.07	5.06	5.13	—	(2.26)	(2.26)	29.93	20.74	1,611	2.46		.26	292
2012	27.45	(.04)	.97	.93	—	(1.32)	(1.32)	27.06	4.03	1,224	1.92		(.17)	67

Section 5    Financial Highlights

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors, where applicable.

(d)	Each ratio includes the effect of the dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended August 31:
2016	1.19%		1.20%		1.20%		.77%	.77%	.77%
2015	1.17		1.19		1.17		.74	.74	.75
2014	1.12		1.11		1.12		.72	.74	.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended July 31:
2013	.84		.89		.89		.26	.32	.32
2012	.70		.70		.58		.13	.13	.13

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investments Transactions, in the most recent shareholder report) dividend by the average long-term market value during the period.

(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.

(g)	For the one month ended August 31, 2013.

*	Annualized.

**	Rounds to less than $0.01 per share.

Section 5    Financial Highlights

Nuveen Equity Market Neutral Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Total Return(b)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(c)(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(c)(d)	Portfolio Turnover Rate(f)

Class A (6/13)
2016	$21.39	$(.28)	$.90	$.62	$—	$(.37)	$(.37)	$21.64	2.86%	$9,289	3.10%		(1.28)%	187%
2015	21.27	(.32)	.50	.18	—	(.06)	(.06)	21.39	.86	8,972	3.24		(1.48)	173
2014	20.53	(.44)	1.38	.94	—	(.20)	(.20)	21.27	4.55	7,880	3.26		(2.07)	187
2013(e)	20.00	(.04)	.57	.53	—	—	—	20.53	2.65	799	2.85	*	(.95 )*	46

Class C (6/13)
2016	21.04	(.44)	.90	.46	—	(.37)	(.37)	21.13	2.14	2,109	3.87		(2.04)	187
2015	21.08	(.47)	.49	.02	—	(.06)	(.06)	21.04	.10	1,835	3.97		(2.24)	173
2014	20.50	(.58)	1.36	.78	—	(.20)	(.20)	21.08	3.77	1,768	4.02		(2.79)	187
2013(e)	20.00	(.08)	.58	.50	—	—	—	20.50	2.50	157	3.42	*	(1.97)*	46

Class I (6/13)
2016	21.51	(.23)	.91	.68	—	(.37)	(.37)	21.82	3.12	49,990	2.87		(1.04)	187
2015	21.34	(.27)	.50	.23	—	(.06)	(.06)	21.51	1.09	35,162	2.97		(1.26)	173
2014	20.54	(.38)	1.38	1.00	—	(.20)	(.20)	21.34	4.84	32,668	3.08		(1.79)	187
2013(e)	20.00	(.04)	.58	.54	—	—	—	20.54	2.70	13,184	2.32	*	(1.05)*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Total Return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total Return is not annualized.

(c)	After fee waiver and/or expense reimbursement from Nuveen Fund Advisors.

(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended August 31,
2016	1.03%		1.04%		1.04%		.46%	.46%	.46%
2015	1.04		1.03		1.03		.59	.58	.57
2014	1.09		1.06		1.02		.55	.59	.70
2013(e)	1.23	*	1.04	*	.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5—Investment Transactions, in the most recent shareholder report) divided by the average long-term market value during the period.

*	Annualized.

Section 5    Financial Highlights

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Limited Term Municipal Bond

Short Duration High Yield Municipal Bond

Short Term Municipal Bond

Strategic Municipal Opportunities

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Intermediate Municipal Bond

California Municipal Bond

Colorado Municipal Bond

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond

Minnesota Municipal Bond

Missouri Municipal Bond

Nebraska Municipal Bond

New Jersey Municipal Bond

Municipal-State (continued)

New Mexico Municipal Bond

New York Municipal Bond

North Carolina Municipal Bond

Ohio Municipal Bond

Oregon Intermediate Municipal Bond

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond

Core Plus Bond

High Income Bond

Inflation Protected Securities

Intermediate Government Bond

NWQ Flexible Income

Preferred Securities

Short Term Bond

Strategic Income

Symphony Credit Opportunities

Symphony Floating Rate Income

Symphony High Yield Bond

Global/International

International Growth

NWQ Global All-Cap

NWQ Global Equity Income

NWQ International Value

NWQ Japan

Global/International (continued)

Santa Barbara Global Dividend Growth

Santa Barbara International Dividend Growth

Symphony International Equity

Value

Dividend Value

Large Cap Value

Mid Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small/Mid-Cap Value

Small Cap Value

Growth

Growth

Large Cap Growth

Large Cap Growth Opportunities

Mid Cap Growth Opportunities

Small Cap Growth Opportunities

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Concentrated Core

Core Dividend

Large Cap Core

Core (continued)

Large Cap Core Plus

Large Cap Select

Santa Barbara Dividend Growth

Small Cap Select

Symphony Low Volatility Equity

Symphony Mid-Cap Core

Symphony Small Cap Core

Real Assets

Global Infrastructure

Gresham Diversified Commodity Strategy

Real Asset Income

Real Estate Securities

Asset Allocation

Multi-Asset Income

Multi-Asset Income Tax-Aware

Strategy Aggressive Growth Allocation

Strategy Balanced Allocation

Strategy Conservative Allocation

Strategy Growth Allocation

Alternative Strategies

Equity Long/Short

Equity Market Neutral

Symphony Dynamic Equity

Several additional sources of information are available to you, including the codes of ethics adopted by the Funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The appendix to this prospectus, “Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries,” is a separate document that is incorporated by reference into this prospectus and contains information on sales charge reductions and waivers available through certain financial intermediaries that differ from the sales charge reductions and waivers disclosed in this prospectus and the related statement of additional information. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Funds included in this prospectus. Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year. The Funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the Funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Equity Market Neutral Fund are series of Nuveen Investment Trust, whose Investment Company Act file number is 811-07619. Nuveen Growth Fund and Nuveen Equity Long/Short Fund are series of Nuveen Investment Trust II, whose Investment Company Act file number is 811-08333.

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, Illinois 60606

(800) 257-8787

www.nuveen.com

MPR-NLCES-0317D

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report February 28, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	—	NCDIX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	—	NLPIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are rising in light of the next anticipated Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March, easing the political uncertainty surrounding France and Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 24, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Growth Fund

Nuveen Large Cap Core Plus Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds are part of the Nuveen Large Cap Equity Series and feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at Nuveen Asset Management and Scott M. Tonneson, CFA, serve as portfolio managers for the Nuveen Large Cap Equity Series. Anthony R. Burger, CFA, director of quantitative equity research, served as a portfolio manager for the Nuveen Equity Long/Short Fund.

Effective April 13, 2017 (subsequent to the close of this reporting period), Anthony R. Burger is no longer a portfolio manager for the Nuveen Equity Long/Short Fund. Robert C. Doll and Scott M. Tonneson continue to serve as portfolio managers for the Fund.

Additionally, during April 2017 (subsequent to the close of this reporting period), the Funds’ Board of Trustees approved the reorganizations of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund into Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund and Nuveen Large Cap Growth Fund, respectively. In order for the reorganizations to occur, they must be approved by the shareholders of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund.

On the following pages, the management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended February 28, 2017.

How did the Funds perform during the six-month reporting period ended February 28, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 28, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended February 28, 2017 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed due to widespread strength among its style tilts, stock selections and sector weights. Security selection was particularly strong in the industrials, information technology, telecommunication services and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks that exhibited more volatility, stocks with lower price/earnings (P/E) ratios and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from underweight positions in energy and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The top performing position in the Fund was Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, chip maker Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium. Also, shares of Bank of America Corporation surged during the reporting period following Donald Trump’s surprise presidential win after being under pressure earlier in 2016. During the campaign, he promised to stimulate economic growth in the U.S. through a combination of higher infrastructure spending, less regulation and tax cuts. Stocks in the financial sector, particularly the nation’s largest banks, reacted favorably since these initiatives would likely result in more economic growth, which will increase demand for loans and other financial services and higher inflation, which should translate into higher rates and wider profit margins from loans. In the materials sector, a position in steel producer Steel Dynamics Inc. was a standout performer for the Fund. The company was already benefiting from tightened pricing in the steel industry because import volume has fallen 30% year-over-year. However, shares rallied sharply following President Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices.

The Fund turned in strong results during the reporting period but had a few detractors. Stock selection was somewhat challenging in the consumer staples and consumer discretionary sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

In the consumer discretionary sector, shares of Urban Outfitters, Inc. dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. Shares of mailing and shipping solutions provider Pitney Bowes Inc. fell sharply at the end of October 2016 and again at the end of January 2017 after posting disappointing third- and fourth-quarter revenue declines, falling short of analysts’ estimates across the board. The company offers a full suite of equipment, supplies, software and services for end-to-end mailing solutions. Investors seemed particularly disappointed with the company’s weak 2017 guidance, which management mainly attributed to weakness in its Software Solutions segment. Pitney Bowes’ shares have been on a downward trajectory since mid-2014, having never fully recovered from the recession. Shares of Tyson Foods, Inc., the country’s largest processor and marketer of chicken, beef and pork, took a step back after strong performance earlier in 2016. The company reported disappointing quarterly earnings that fell significantly short of analysts’ estimates.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental

6	NUVEEN

overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed due to strong stock selection and beneficial style tilts. Security selection was particularly favorable in the industrials, information technology, telecommunication services and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks that exhibited more volatility, stocks with lower price/earnings (P/E) ratios and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from an underweight position in real estate investment trusts (REITs), the weakest performing sector in the index during the reporting period.

The top performing position in the Fund during the reporting period was Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, chip maker Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium. The Fund also benefited from a position in United Rentals Inc., which rents out equipment such as forklifts, trucks and diggers for a wide variety of construction projects. Shares advanced strongly during the reporting period based on a combination of post-election hopes for increased infrastructure spending and the company’s solid fourth-quarter earnings. In addition, the Fund’s performance was boosted by a position in computer hardware, software and electronics company NCR Corporation, which specializes in self-serve kiosks, point-of-sale terminals, automated teller machines (ATMs) and other transaction related technologies. During the reporting period, NCR’s shares advanced following two solid quarterly earnings reports.

Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the top performing sector in the index, was a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

In the consumer discretionary sector, shares of Urban Outfitters, Inc. dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. In consumer staples, shares of Tyson Foods Inc., the country’s largest processor and marketer of chicken, beef and pork, took a step back after strong performance earlier in 2016. The company reported disappointing quarterly earnings that fell significantly short of analysts’ estimates.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to solid stock selection and beneficial style tilts. Security selection was particularly favorable in the industrials, information technology and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe.

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Portfolio Managers’ Comments (continued)

The top performing position in the Fund during the reporting period was steel producer Steel Dynamics Inc. from the materials sector. The company was already benefiting from tightened pricing in the steel industry because import volume has fallen 30% year-over-year. However, shares rallied sharply following Donald Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices. The next two contributors were in the industrials sector, led by United Airlines’ parent company United Continental Holdings Inc., which saw its shares advance despite posting relatively in-line third-quarter results. Investors instead chose to focus on the company’s mid-November Investor Day where management outlined plans to improve profit margins, grow capacity at a prudent pace and maintain a strong balance sheet. Investors applauded the tone set at the Investor Day, causing United’s stock price to rise. Aerospace and defense company Boeing Company was also a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits again beat analysts’ estimates.

Stock selection was challenging in the consumer discretionary sector, while an underweight position in information technology, the top performing sector in the index, was a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

The Fund’s two most significant detractors were found in the consumer discretionary sector. Shares of mattress manufacturer Tempur Sealy International Inc. sold off sharply in late September 2016 after the company reported third-quarter sales that were below expectations. Shares of Urban Outfitters Inc. also fell sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to solid stock selection and beneficial style tilts. Security selection was particularly favorable in the industrials, telecommunication services, information technology and consumer staples sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios and stocks that exhibited more volatility. The Fund also benefited from a lack of exposure to real estate investment trusts (REITs), the weakest performing sector in the index during the reporting period.

The Fund’s top two performers were found in the industrials sector, led by a position in Delta Air Lines Inc. After a period of subpar traffic trends, Delta’s metrics and management guidance for the fourth quarter started to show improvement. This news, combined with lower fuel costs, better non-ticket revenue and positive traffic commentary post-election helped propel this attractively valued stock throughout the reporting period. Aerospace and defense company Boeing Company was also a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter

8	NUVEEN

earnings report, which showed that profits again beat analysts’ estimates. In the telecommunication sector, shares of major wireless network operator T-Mobile US Inc. performed well during the reporting period. The company’s third-quarter results topped investor expectations after T-Mobile continued to show growth in post-paid phone net additions and better-than-expected ARPU (average revenue per user), while also providing upbeat guidance for the coming quarters. In addition, the stock appeared to benefit after the election from the assumption that the regulatory environment would lead to future industry consolidation.

Although the Fund turned in favorable results during the reporting period, stock selection was challenging in the health care and consumer discretionary sectors. Sector allocation also detracted because of an overweight position in health care and an underweight in the top performing financial sector. In addition, we favored stocks with more currency sensitivity, which hurt performance because these stocks underperformed.

In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. In consumer discretionary, a position in big box discount retailer Target Corporation detracted after its shares were on a downward trajectory during the final three months of the reporting period. In January 2017, the company reported weaker-than-expected holiday sales, which its CEO attributed to “rapidly changing consumer behavior” as more shoppers shifted to online purchases and away from stores. Shares of biotechnology firm Gilead Sciences Inc. were under pressure throughout the reporting period after the company faced dismal news on multiple fronts. Sales of the company’s core hepatitis C drugs dropped by several billion dollars in 2016 and the trend has continued into 2017. Gilead lost a major legal battle in December when a federal jury ordered the company to pay Merck more than $2.5 billion in lost royalties related to one of its hepatitis C medicines, the largest patent infringement payout in U.S. history.

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend-paying equity securities. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that pay dividends, have the potential to increase their dividends, and that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund underperformed mainly due to sector allocations, including an underweight position in financials, the top performing sector in the index, and an overweight in real estate investment trusts (REITs), the worst performing sector. Security selection was also weak in the consumer discretionary and financial sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

The Fund’s leading detractor was its underweight position in Bank of America Corporation throughout the reporting period. The company’s shares surged following Donald Trump’s surprise presidential win after being under pressure earlier in 2016. Stocks in the financial sector, particularly the nation’s largest banks, reacted favorably since these initiatives would likely result in more economic growth, which will increase demand for loans and other financial services and higher inflation, which should translate into higher rates and wider profit margins from loans. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. The Fund also saw weak results from Macerich Company, a REIT focused on mall ownership.

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Portfolio Managers’ Comments (continued)

The entire mall sector has come under pressure of late as investors question how these companies will fare due to recent weakness seen among brick and mortar retailers in the face of rising e-commerce competition. During the reporting period, mall-based retailer J.C. Penney announced plans to close up to 140 stores, while sales trends among some other prominent traditional retailers remained sluggish.

On the positive side, the Fund benefited from an underweight position and stock selection in the energy sector. The Fund was also rewarded from several successful style tilts, including overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe.

The Fund’s leading contributor during the reporting period was a position in CoreCivic, Inc., formerly the Corrections Corporation of America until later October 2016. The company has previously been known for running for-profit prisons and detention centers, but rebranded during the reporting period as part of a multi-year strategy to become a broader government solutions provider. Prior to the election, investors were worried about pending federal contract renewals. However, after Donald Trump’s victory, investors bid up CoreCivic’s stock price because of significantly reduced risk for the company’s prison REIT business model. In the financial sector, a position in Assured Guaranty Limited was also beneficial. The company provides municipal bond insurance and financial guarantees for infrastructure and structured financings. Investors were pleasantly surprised by the company’s strong third-quarter results reported in November, which showed higher premiums, lower losses and a lower tax rate than expected. Aerospace and defense company Boeing Company was also a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits again beat analysts’ estimates.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, but underperformed the Russell 1000® Growth Index during the six-month reporting period ended February 28, 2017.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with durable and stable earnings streams. The Fund may invest up to 25% of its net assets in non-U.S. equity securities. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select growth oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced mixed results, outperforming its Lipper peer group, but falling short of the Russell benchmark. On the positive side, the Fund benefited from solid stock selection in the industrials and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios.

Regarding individual holdings, aerospace and defense company Boeing Company was a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits again beat analysts’ estimates. Also, a position in Eagle Materials Inc., a building materials company focused on wallboard, concrete and other aggregates, performed well for the Fund during the reporting period. Following the November 2016 U.S. elections, Eagle Materials’ shares rose with the prospects of increased infrastructure spending and a potential bottoming for the oil and gas supplies segment. In addition, health insurance company Anthem Inc. performed well for the Fund during the reporting period. Prior to the U.S. elections, many health care stocks were under pressure as investors heard politicians talk tough about drug pricing and driving down overall health care costs. However, following the election, investors turned far more positive on the sector.

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The Fund underperformed the Russell benchmark mainly due to security selection in the consumer discretionary and information technology sectors. An underweight position in information technology, the top performing sector in the index, was also a headwind. In terms of styles, the Fund’s tilt away from stocks that exhibited more volatility hindered results.

In consumer staples, shares of Tyson Foods, Inc., the country’s largest processor and marketer of chicken, beef and pork, took a step back after strong performance earlier in 2016. The company reported disappointing quarterly earnings that fell significantly short of analysts’ estimates. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. In consumer discretionary, shares of Urban Outfitters Inc. dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long 130% market value versus short 30% market value); however, the long and short positions will vary in size as market conditions change.

During the reporting period, the Fund outperformed due to widespread strength among its stock selections, style tilts and sector weights. Security selection was strong among both long and short positions, particularly in the industrials, information technology, materials, telecommunication services and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from an underweight position in real estate investment trusts (REITs) and a net short position in energy, two of the weaker performing sectors in the index during the reporting period.

In the materials sector, a long position in steel producer Steel Dynamics Inc. was a standout performer for the Fund. The company was already benefiting from improved pricing in the steel industry because imports have fallen 30% year-over-year. However, shares rallied sharply following Donald Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices. Also, a long position in Apple, Inc. proved beneficial after shares hit an all-time high during the reporting period. While initial expectations were low for the iPhone 7 launch, news of stronger-than-expected sales in December 2016 and the corresponding higher margins on this product release had investors bidding up the stock.

In terms of successful short positions, shares of athletic apparel and footwear maker Under Armour, Inc. fell throughout the reporting period. Under Armour’s enviable growth trajectory began to lose some steam due to growing competition in the athletic apparel segment. Also, a short position in Acadia Healthcare Company Inc. proved beneficial during the reporting period. The company runs treatment facilities and programs for various mental health issues as well as drug and alcohol addiction. Acadia Healthcare’s management pre-announced disappointing third-quarter results, which showed revenue growth slowing in both the U.S. and U.K. markets. With regulatory approvals for new facilities taking longer than expected, investors took a step back for much of the reporting period and the stock price declined.

NUVEEN	11

Portfolio Managers’ Comments (continued)

The Fund turned in strong results during the reporting period but had a few detractors. Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the top performing sector in the index, was a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

In the consumer discretionary sector, a long position in Urban Outfitters Inc. detracted. Shares dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance.

The Fund’s top detractor in its short portfolio was web streaming giant Netflix.com Inc., which saw its shares jump sharply in October 2016 after reporting blockbuster third-quarter earnings and significantly raising fourth-quarter guidance. A short position in Southern Copper Corporation, a mining company with operations in Peru, Mexico, Argentina, Chile and Ecuador, detracted after copper prices rose throughout the reporting period. Prices have been pushed higher by production issues at the world’s two largest copper mines, which have raised concerns about supply.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund outperformed due to widespread strength among its stock selections and style tilts. Security selection was strong among both long and short positions, particularly in the industrials, information technology, health care, financials, telecommunication services and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from a net short position in real estate investment trusts (REITs), the weakest performing sector in the index during the reporting period.

The Fund benefited from a long position in United Rentals Inc., which rents out equipment such as forklifts, trucks and diggers for a wide variety of construction projects. Shares advanced strongly during the reporting period based on a combination of post-election hopes for increased infrastructure spending and the company’s solid fourth-quarter earnings. Also, a long position in SLM Corporation, commonly referred to as Sallie Mae, proved beneficial during the reporting period. The company’s primary businesses include originating, servicing and collecting education loans and providing college savings tools. Following the November 2016 elections, shares soared as investors pinned their hopes on the belief that the Trump administration will likely establish a friendlier regulatory environment for student lenders.

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In terms of successful short positions, shares of athletic apparel and footwear maker Under Armour Inc. fell throughout the reporting period. Under Armour’s enviable growth trajectory began to lose some steam due to growing competition in the athletic apparel segment. Also, a short position in Acadia Healthcare Company Inc. proved beneficial during the reporting period. The company runs treatment facilities and programs for various mental health issues as well as drug and alcohol addiction. Acadia Healthcare’s management pre-announced disappointing third-quarter results, which showed revenue growth slowing in both the U.S. and U.K. markets. With regulatory approvals for new facilities taking longer than expected, investors took a step back for much of the reporting period and the stock price declined.

The Fund’s two most significant underperformers in its long portfolio were found in the consumer discretionary sector. After surging through mid-September 2016, shares of mattress manufacturer Tempur Sealy International Inc. sold off sharply in late September after the company reported third-quarter sales that were below expectations. Shares of Urban Outfitters Inc. also fell sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter.

The Fund’s top detractor in its short portfolio was Southern Copper Corporation, a mining company with operations in Peru, Mexico, Argentina, Chile and Ecuador, which benefited from rising copper prices throughout the reporting period. Prices have been pushed higher by production issues at the world’s two largest copper mines, which have raised concerns about supply. A short position in web streaming giant Netflix Inc. also detracted. Shares jumped sharply in October after the company reported blockbuster third-quarter earnings and significantly raised fourth-quarter guidance.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund outperformed due to widespread strength among positions in its long portfolio, particularly in the industrials, information technology, energy, materials, health care, financials and telecommunication services sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios and stocks that exhibited more volatility.

In the energy sector, a long position in oil and gas exploration and production company Whiting Petroleum Corporation was a standout performer for the Fund. After struggling for most of the summer, shares of Whiting Petroleum advanced strongly during the reporting period. The company started to show some positive momentum in production growth in its high quality Bakken shale wells. This improvement, coupled with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curtail production for the first time in eight years, led to much improved sentiment toward Whiting Petroleum and many other energy related stocks. In the materials sector, a long position in steel producer Steel Dynamics Inc. proved beneficial for the Fund. The company was already benefiting from tightened pricing in the steel industry because import volume has fallen 30% year-over-year. However, shares rallied sharply following Donald Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices.

NUVEEN	13

Portfolio Managers’ Comments (continued)

In terms of successful short positions, shares of athletic apparel and footwear maker Under Armour Inc. fell throughout the reporting period. Under Armour’s enviable growth trajectory began to lose some steam due to growing competition in the athletic apparel segment. Also, a short position in Acadia Healthcare Company Inc. proved beneficial during the reporting period. The company runs treatment facilities and programs for various mental health issues as well as drug and alcohol addiction. Acadia Healthcare’s management pre-announced disappointing third-quarter results, which showed revenue growth slowing in both the U.S. and U.K. markets. With regulatory approvals for new facilities taking longer than expected, investors took a step back for much of the reporting period and the stock price declined.

The Fund turned in strong results during the reporting period but had a few detractors of note. Stock selection was challenging in its short portfolio, particularly in the consumer staples, consumer discretionary and utilities sectors.

The Fund’s top detractor in its short portfolio was Southern Copper Corporation, a mining company with operations in Peru, Mexico, Argentina, Chile and Ecuador, which benefited from rising copper prices throughout the reporting period. Prices have been pushed higher by production issues at the world’s two largest copper mines, which have raised concerns about supply. A short position in web-streaming giant Netflix Inc. also detracted. Shares jumped sharply in October after the company reported blockbuster third-quarter earnings and significantly raised fourth-quarter guidance.

The two most significant detractors among the Fund’s long positions were found in the consumer discretionary sector. After surging through mid-September, shares of mattress manufacturer Tempur Sealy International Inc. sold off sharply in late September after the company reported third-quarter sales that were below expectations. Also, the Fund’s results were hindered by a long position in media holding company Gannett Company, Inc., the largest U.S. newspaper publisher as measured by total daily circulation, including small- and mid-market daily papers in more than 30 states and its flagship USA Today publication. During the reporting period, Gannett’s shares reacted negatively to reports that the company was preparing a higher takeover bid for Tronc, the publisher of the Los Angeles Times and Chicago Tribune previously known as Tribune Publishing, financing for the Tronc takeover eventually fell through in November 2016 and shares dropped precipitously.

14	NUVEEN

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

NUVEEN	15

Risk Considerations (continued)

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

16	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
Class A Shares at NAV	15.05%	32.54%	13.05%	6.60%
Class A Shares at maximum Offering Price	8.42%	24.94%	11.72%	5.97%
Russell 1000® Value Index	11.07%	29.13%	14.02%	6.20%
Lipper Multi-Cap Value Funds Classification Average	11.79%	28.29%	12.29%	5.78%

Class C Shares	14.65%	31.55%	12.22%	5.81%
Class I Shares	15.17%	32.81%	13.34%	6.86%

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	Since Inception
Class R3 Shares	14.93%	32.22%	12.77%	8.15%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	15.27%	21.76%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.29%	19.24%	12.01%	6.16%
Class A Shares at maximum Offering Price	5.84%	12.39%	10.69%	5.53%
Class C Shares	11.88%	18.40%	11.17%	5.37%
Class I Shares	12.47%	19.55%	12.29%	6.42%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	12.15%	18.94%	11.73%	7.81%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	12.51%	19.32%

Since inception returns for Class R3 Shares and Class R6 Shares are from 8/04/08 and 6/30/16, respectively. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.04%	1.79%	1.29%	0.73%	0.79%

Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	12.46%	24.94%	13.85%
Class A Shares at maximum Offering Price	6.00%	17.76%	12.04%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Multi-Cap Core Funds Classification Average	9.43%	23.46%	10.58%

Class C Shares	12.02%	24.04%	12.99%
Class I Shares	12.55%	25.21%	14.11%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	12.63%	19.80%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	11.17%	16.15%	13.23%
Class A Shares at maximum Offering Price	4.78%	9.47%	11.47%
Class C Shares	10.77%	15.31%	12.39%
Class I Shares	11.33%	16.48%	13.51%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	11.37%	18.76%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.07%	1.82%	0.76%	0.82%
Net Expense Ratios	1.01%	1.76%	0.70%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	11.80%	22.90%	13.25%
Class A Shares at maximum Offering Price	5.37%	15.84%	11.45%
Russell 1000® Growth Index	9.15%	22.15%	13.71%
Lipper Multi-Cap Core Funds Classification Average	9.43%	23.46%	10.58%

Class C Shares	11.39%	21.97%	12.41%
Class I Shares	11.96%	23.22%	13.53%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	11.97%	18.71%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	11.13%	16.13%	12.88%
Class A Shares at maximum Offering Price	4.74%	9.45%	11.13%
Class C Shares	10.71%	15.22%	12.03%
Class I Shares	11.29%	16.38%	13.15%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	11.30%	18.50%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.17%	1.93%	0.84%	0.93%
Net Expense Ratios	1.02%	1.77%	0.68%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	11.59%	20.75%	12.20%
Class A Shares at maximum Offering Price	5.18%	13.81%	10.42%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Large-Cap Core Funds Classification Average	9.33%	23.17%	10.88%

Class C Shares	11.18%	19.87%	11.36%
Class I Shares	11.68%	21.03%	12.46%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	11.75%	15.30%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	10.66%	12.00%	11.50%
Class A Shares at maximum Offering Price	4.29%	5.56%	9.77%
Class C Shares	10.24%	11.16%	10.66%
Class I Shares	10.78%	12.26%	11.76%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	10.81%	13.75%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

24	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.86%	0.97%
Net Expense Ratios	1.07%	1.82%	0.71%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	7.90%	20.08%	10.95%
Class A Shares at maximum Offering Price	1.70%	13.18%	9.19%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Equity Income Funds Classification Average	8.54%	22.88%	9.41%

Class C Shares	7.52%	19.15%	10.11%
Class I Shares	8.08%	20.37%	11.22%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.17%	10.43%	10.54%
Class A Shares at maximum Offering Price	1.01%	4.08%	8.82%
Class C Shares	6.74%	9.58%	9.70%
Class I Shares	7.35%	10.75%	10.81%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.29%	2.04%	1.04%
Net Expense Ratios	1.02%	1.77%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
Class A Shares at NAV	7.62%	18.76%	11.74%	6.33%
Class A Shares at maximum Offering Price	1.43%	11.93%	10.43%	5.70%
Russell 1000® Growth Index	9.15%	22.15%	13.79%	9.07%
Lipper Large-Cap Growth Funds Classification Average	7.35%	19.85%	12.15%	7.89%

Class C Shares	7.21%	17.85%	10.92%	5.53%
Class I Shares	7.72%	19.03%	12.03%	6.60%

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	Since Inception
Class R3 Shares	7.50%	18.45%	11.47%	15.50%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.34%	11.11%	11.13%	6.23%
Class A Shares at maximum Offering Price	1.16%	4.71%	9.82%	5.61%
Class C Shares	6.95%	10.28%	10.31%	5.44%
Class I Shares	7.49%	11.35%	11.41%	6.50%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	7.22%	10.81%	10.86%	15.25%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	1.06%
Net Expense Ratios	1.02%	1.77%	1.27%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after December 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

28	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	13.91%	24.00%	13.43%
Class A Shares at maximum Offering Price	7.36%	16.87%	11.63%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Alternative Active Extension Funds Classification Average	10.96%	22.75%	12.05%

Class C Shares	13.49%	23.07%	12.60%
Class I Shares	14.04%	24.32%	13.72%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	12.20%	15.03%	12.72%
Class A Shares at maximum Offering Price	5.75%	8.41%	10.97%
Class C Shares	11.80%	14.12%	11.90%
Class I Shares	12.37%	15.28%	13.01%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.51%	3.25%	2.24%
Net Expense Ratios	2.29%	3.04%	2.03%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.80%	20.57%	9.19%	10.57%
Class A Shares at maximum Offering Price	7.25%	13.63%	7.90%	9.77%
Russell 1000® Index	10.10%	25.53%	13.94%	15.45%
Lipper Alternative Long/Short Equity Funds Classification Average	4.83%	10.00%	4.73%	6.91%

Class C Shares	13.35%	19.65%	8.36%	9.74%
Class I Shares	13.95%	20.89%	9.46%	10.85%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.10%	14.36%	8.59%	10.43%
Class A Shares at maximum Offering Price	6.59%	7.77%	7.31%	9.64%
Class C Shares	12.68%	13.50%	7.77%	9.60%
Class I Shares	13.26%	14.67%	8.87%	10.71%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.78%	4.53%	3.52%
Net Expense Ratios	3.58%	4.34%	3.33%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

30	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	5.73%	4.00%	4.50%
Class A Shares at maximum Offering Price	(0.35)%	(1.98)%	2.85%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.22%	0.39%	0.15%
Lipper Alternative Equity Market Neutral Funds Classification Average	2.10%	1.50%	1.56%

Class C Shares	5.30%	3.20%	3.73%
Class I Shares	5.87%	4.29%	4.77%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.24%	1.61%	4.16%
Class A Shares at maximum Offering Price	(0.81)%	(4.23)%	2.54%
Class C Shares	4.85%	0.92%	3.40%
Class I Shares	5.34%	1.87%	4.42%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.06%	3.06%
Net Expense Ratios	3.10%	3.87%	2.87%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

NUVEEN	31

Holding

Summaries as of February 28, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	13.5%
Capital Markets	7.3%
Health Care Providers & Services	5.8%
Machinery	5.6%
Technology Hardware, Storage & Peripherals	4.6%
Food & Staples Retailing	4.6%
Specialty Retail	3.9%
Airlines	3.4%
Metals & Mining	3.1%
Multiline Retail	2.9%
Automobiles	2.9%
Communication Equipment	2.5%
Consumer Finance	2.4%
Energy Equipment & Services	2.4%
Diversified Telecommunication Services	2.3%
Wireless Telecommunication Services	2.3%
Aerospace & Defense	2.1%
Electronic Equipment & Instruments	2.0%
Construction & Engineering	2.0%
Hotels, Restaurants & Leisure	1.8%
Insurance	1.8%
Mortgage Real Estate Investments Trusts	1.6%
Other	18.9%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

JPMorgan Chase & Co.	3.9%
Bank of America Corporation	3.3%
Cisco Systems, Inc.	2.5%
Wal-Mart Stores, Inc.	2.0%
Goldman Sachs Group, Inc.	1.9%

32	NUVEEN

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Specialty Retail	7.3%
Health Care Providers & Services	6.8%
Technology Hardware, Storage & Peripherals	6.4%
Capital Markets	5.8%
Biotechnology	5.7%
Banks	4.8%
Hotels, Restaurants & Leisure	4.5%
Software	4.1%
Food & Staples Retailing	3.9%
Airlines	3.1%
Media	2.9%
Multiline Retail	2.6%
Communications Equipment	2.5%
IT Services	2.5%
Aerospace & Defense	2.4%
Automobiles	2.4%
Wireless Telecommunication Services	2.3%
Machinery	2.3%
Metals & Mining	2.1%
Electronic Equipment, Instruments & Components	2.0%
Auto Components	2.0%
Construction & Engineering	1.8%
Other	19.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.3%
Bank of America Corporation	2.1%
Cisco Systems, Inc.	1.6%
Amgen Inc.	1.6%
MasterCard, Inc.	1.5%

NUVEEN	33

Holding Summaries as of February 28, 2017 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	8.7%
Health Care Providers & Services	8.5%
Media	8.0%
Technology Hardware, Storage & Peripherals	7.9%
Biotechnology	7.5%
Specialty Retail	7.4%
Hotels, Restaurants & Leisure	6.1%
Aerospace & Defense	5.2%
IT Services	3.5%
Multiline Retail	3.3%
Internet Software & Services	3.1%
Capital Markets	3.1%
Food & Staples Retailing	2.8%
Airlines	2.1%
Auto Components	2.1%
Diversified Telecommunication Services	1.3%
Other	19.0%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	6.9%
Microsoft Corporation	3.3%
Alphabet Inc., Class A	2.4%
Home Depot, Inc.	2.4%
UnitedHealth Group Incorporated	2.4%

34	NUVEEN

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Biotechnology	15.3%
Health Care Providers & Services	10.6%
Technology Hardware, Storage & Peripherals	10.4%
Media	10.2%
Wireless Telecommunication Services	10.0%
Banks	5.5%
Software	5.3%
Food & Staples Retailing	5.3%
Aerospace & Defense	5.3%
Automobiles	5.0%
Hotels, Restaurants & Leisure	5.0%
IT Services	5.0%
Other	6.1%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Bank of America Corporation	5.5%
Biogen Inc.	5.4%
HP Inc.	5.4%
McKesson HBOC Inc.	5.4%
VMware Inc.	5.3%

NUVEEN	35

Holding Summaries as of February 28, 2017 (continued)

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Equity Real Estate Investment Trusts	11.1%
Capital Markets	8.4%
Health Care Providers & Services	6.4%
Technology Hardware, Storage & Peripherals	5.8%
Media	5.6%
Hotels, Restaurants & Leisure	4.7%
Food & Staples Retailing	4.6%
Biotechnology	4.5%
Specialty Retail	4.1%
Airlines	3.3%
Software	3.1%
Machinery	3.0%
Containers & Packaging	3.0%
IT Services	2.5%
Multiline Retail	2.5%
Metals & Mining	2.5%
Automobiles	2.4%
Mortgage Real Estate Investment Trusts	2.1%
Communications Equipment	1.8%
Other	18.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.4%
Microsoft Corporation	3.1%
Cisco Systems, Inc.	1.8%
Home Depot, Inc.	1.8%
UnitedHealth Group Incorporated	1.7%

36	NUVEEN

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	14.4%
IT Services	9.7%
Specialty Retail	8.9%
Media	8.4%
Biotechnology	6.7%
Beverages	5.9%
Software	5.9%
Hotels, Restaurants & Leisure	5.8%
Technology Hardware, Storage & Peripherals	5.0%
Aerospace & Defense	4.3%
Food & Staples Retailing	4.0%
Internet Software & Services	3.7%
Other	16.9%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.0%
Home Depot, Inc.	4.7%
MasterCard, Inc.	4.0%
UnitedHealth Group Incorporated	3.9%
Alphabet Inc., Class A	3.7%

NUVEEN	37

Holding Summaries as of February 28, 2017 (continued)

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	130.0%
Total Long Exposure	130.0%
Securities Sold Short
Common Stocks	(30.2)%
Total Short Exposure	(30.2)%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	5.7%
Bank of America Corporation	2.8%
Cisco Systems, Inc.	2.3%
Amgen Inc.	2.1%
Home Depot, Inc.	2.1%

Top Five Holdings

(Short Exposure)

(% of net assets)

Mohawk Industries Inc.	(0.3)%
PG&E Corporation	(0.3)%
DENTSPLY SIRONA Inc.	(0.3)%
American Water Works Company	(0.3)%
Dominion Resources, Inc.	(0.3)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	9.2%
Specialty Retail	9.0%
Technology Hardware, Storage & Peripherals	8.5%
Biotechnology	7.7%
Capital Markets	7.2%
Banks	5.9%
Software	5.6%
Food & Staples Retailing	5.4%
Hotels, Restaurants & Leisure	5.4%
Media	4.5%
Airlines	4.1%
Electronic Equipment, Instruments & Components	3.8%
Multiline Retail	3.6%
Communications Equipment	3.6%
IT Services	3.2%
Automobiles	3.2%
Aerospace & Defense	2.9%
Machinery	2.8%
Wireless Telecommunication Services	2.7%
Auto Components	2.6%
Construction & Engineering	2.5%
Diversified Telecommunication Services	2.4%
Metals & Mining	2.2%
Energy Equipment & Services	1.9%
Internet Software & Services	1.8%
Other	18.3%
Total	130.0%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(3.8)%
Chemicals	(1.6)%
Beverages	(1.6)%
Food Products	(1.5)%
Health Care Equipment & Supplies	(1.4)%
Electric Utilities	(1.3)%
Software	(1.2)%
Specialty Retail	(1.0)%
Household Durables	(1.0)%
Multi-Utilities	(0.9)%
Household Products	(0.9)%
Insurance	(0.9)%
Internet and Direct Marketing Retail	(0.9)%
Energy Equipment & Services	(0.9)%
Pharmaceuticals	(0.8)%
Other	(10.5)%
Total	(30.2)%

38	NUVEEN

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	148.2%
Total Long Exposure	148.2%
Repurchase Agreements	0.4%
Total Investments	148.6%
Securities Sold Short
Common Stocks	(79.5)%
Total Short Exposure	(79.5)%
Other Assets Less Liabilities	30.9%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	3.4%
Microsoft Corporation	2.7%
JPMorgan Chase & Co.	2.2%
Bank of America Corporation	1.9%
AT&T Inc.	1.8%

Top Five Holdings

(Short Exposure)

(% of net assets)

DENTSPLY SIRONA Inc.	(0.8)%
American Water Works Company	(0.8)%
Aqua America Inc.	(0.8)%
SS&C Technologies Holdings Inc.	(0.8)%
PG&E Corporation	(0.8)%

Portfolio Composition –

Long Exposure

(% of net assets)

Banks	9.3%
Health Care Providers & Services	8.9%
Biotechnology	7.9%
Software	7.4%
Machinery	7.1%
Media	6.7%
Specialty Retail	6.7%
Food & Staples Retailing	6.0%
Technology Hardware, Storage & Peripherals	5.9%
Hotels, Restaurants & Leisure	5.8%
Chemicals	4.8%
Insurance	4.2%
Communications Equipment	4.1%
Equity Real Estate Investment Trusts	4.0%
Capital Markets	3.7%
Containers & Packaging	3.7%
Trading Companies & Distributors	3.6%
Food Products	3.4%
Oil, Gas & Consumable Fuels	3.1%
IT Services	2.9%
Aerospace & Defense	2.8%
Energy Equipment & Services	2.4%
Wireless Telecommunication Services	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Metals & Mining	2.3%
Diversified Telecommunication Services	2.2%
Construction & Engineering	2.2%
Airlines	2.2%
Electric Utilities	1.9%
Other	18.3%
Total	148.2%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.9)%
Chemicals	(5.3)%
Software	(5.0)%
Equity Real Estate Investment Trusts	(3.6)%
Food Products	(3.5)%
Textiles, Apparel & Luxury Goods	(3.3)%
Specialty Retail	(3.2)%
Health Care Equipment & Supplies	(3.1)%
Insurance	(3.0)%
Electric Utilities	(2.9)%
Beverages	(2.4)%
Internet & Catalog Retail	(2.3)%
Energy Equipment & Services	(2.1)%
Capital Markets	(2.0)%
Water Utilities	(1.7)%
Multi-Utilities	(1.6)%
Biotechnology	(1.6)%
Personal Products	(1.4)%
Internet Software & Services	(1.4)%
Household Products	(1.4)%
Pharmaceuticals	(1.4)%
Life Sciences Tools & Services	(1.4)%
Other	(19.0)%
Total	(79.5)%

NUVEEN	39

Holding Summaries as of February 28, 2017 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	99.2%
Total Long Exposure	99.2%
Repurchase Agreements	1.5%
Total Investments	100.7%
Securities Sold Short
Common Stocks	(91.9)%
Total Short Exposure	(91.9)%
Other Assets Less Liabilities	91.2%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Dominos Pizza Inc.	1.1%
Burlington Store Inc.	1.1%
Biogen Inc.	1.1%
Gilead Sciences, Inc.	1.1%
Booz Allen Hamilton Holding	1.1%

Top Five Holdings

(Short Exposure)

(% of net assets)

DENTSPLY SIRONA Inc.	(1.1)%
American Water Works Company	(1.0)%
Dominion Resources, Inc.	(1.0)%
Lennar Corporation, Class A	(1.0)%
Mohawk Industries Inc.	(1.0)%

Portfolio Composition –

Long Exposure

(% of net assets)

Specialty Retail	6.0%
Media	6.0%
Hotels, Restaurants & Leisure	5.8%
Capital Markets	5.6%
Health Care Providers & Services	5.1%
Biotechnology	4.4%
Machinery	3.8%
Software	3.6%
Technology Hardware, Storage & Peripherals	3.2%
Aerospace & Defense	3.1%
Airlines	3.0%
Containers & Packaging	3.0%
Food & Staples Retailing	3.0%
Automobiles	2.9%
Electronic Equipment, Instruments & Components	2.8%
Wireless Telecommunication Services	2.8%
Multiline Retail	2.7%
Energy Equipment & Services	2.5%
Oil, Gas & Consumable Fuels	2.4%
IT Services	2.0%
Communications Equipment	2.0%
Real Estate Management & Development	2.0%
Auto Components	2.0%
Other	19.5%
Total	99.2%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(7.5)%
Chemicals	(6.6)%
Electric Utilities	(4.7)%
Software	(4.5)%
Textiles, Apparel & Luxury Goods	(4.1)%
Health Care Equipment & Supplies	(3.6)%
Beverages	(3.6)%
Specialty Retail	(3.4)%
Household Durables	(3.0)%
Food Products	(3.0)%
Equity Real Estate Investment Trusts	(2.8)%
Insurance	(2.7)%
Energy Equipment & Services	(2.7)%
Internet and Direct Marketing Retail	(2.7)%
Life Sciences Tools & Services	(2.2)%
Household Products	(2.1)%
Water Utilities	(2.1)%
Hotels, Restaurants & Leisure	(1.9)%
Capital Markets	(1.9)%
Tobacco	(1.8)%
Personal Products	(1.7)%
Semiconductors & Semiconductor Equipment	(1.6)%
Pharmaceuticals	(1.3)%
Biotechnology	(1.3)%
Other	(19.1)%
Total	(91.9)%

40	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2017.

The beginning of the period is September 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,150.50	$1,146.50	$1,149.30	$1,152.70	$1,151.70
Expenses Incurred During Period	$5.55	$9.53	$6.87	$3.90	$4.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.64	$1,015.92	$1,018.40	$1,021.17	$1,020.88
Expenses Incurred During Period	$5.21	$8.95	$6.46	$3.66	$3.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.29%, 0.73% and 0.79% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	41

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,124.60	$1,120.20	$1,126.30	$1,125.50
Expenses Incurred During Period	$5.32	$9.25	$3.64	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.79	$1,016.07	$1,021.37	$1,021.03
Expenses Incurred During Period	$5.06	$8.80	$3.46	$3.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.69% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,118.00	$1,113.90	$1,119.70	$1,119.60
Expenses Incurred During Period	$5.36	$9.28	$3.63	$4.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,021.22	$1,020.98
Expenses Incurred During Period	$5.11	$8.85	$3.46	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 0.72% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,115.90	$1,111.80	$1,117.50	$1,116.80
Expenses Incurred During Period	$5.67	$9.58	$3.62	$4.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.44	$1,015.72	$1,021.22	$1,020.68
Expenses Incurred During Period	$5.41	$9.15	$3.46	$4.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 0.72% and 0.83% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	NUVEEN

Nuveen Core Dividend Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,079.00	$1,075.20	$1,080.80
Expenses Incurred During the Period	$5.26	$9.11	$3.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,020.98
Expenses Incurred During the Period	$5.11	$8.85	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77% and 0.77% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.20	$1,072.10	$1,075.00	$1,077.20
Expenses Incurred During the Period	$5.25	$9.09	$6.53	$3.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,018.50	$1,020.98
Expenses Incurred During the Period	$5.11	$8.85	$6.36	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Core Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,139.10	$1,134.90	$1,140.40
Expenses Incurred During the Period	$12.09	$16.04	$10.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.49	$1,009.77	$1,014.73
Expenses Incurred During the Period	$11.38	$15.10	$10.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.28%, 3.03% and 2.03% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	43

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,138.00	$1,133.50	$1,139.50
Expenses Incurred During the Period	$18.50	$22.38	$17.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.49	$1,003.82	$1,008.68
Expenses Incurred During the Period	$17.37	$21.02	$16.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.49%, 4.23% and 3.25% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.30	$1,053.00	$1,058.70
Expenses Incurred During the Period	$16.63	$20.46	$15.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.63	$1,004.86	$1,009.82
Expenses Incurred During the Period	$16.24	$19.98	$15.05

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.26%, 4.02% and 3.02% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

44	NUVEEN

Nuveen Large-Cap Value Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 2.1%

21,000	Huntington Ingalls Industries Inc.	$4,588,500

74,000	Spirit AeroSystems Holdings Inc.	4,559,140
	Total Aerospace & Defense	9,147,640

	Airlines – 3.4%

44,000	Copa Holdings SA	4,685,560

96,000	Delta Air Lines, Inc.	4,793,280

74,000	United Continental Holdings Inc., (2)	5,482,660
	Total Airlines	14,961,500

	Auto Components – 1.0%

32,000	Lear Corporation	4,543,680

	Automobiles – 2.9%

505,000	Ford Motor Company	6,327,650

176,000	General Motors Company	6,483,840
	Total Automobiles	12,811,490

	Banks – 13.5%

588,000	Bank of America Corporation	14,511,840

115,000	Citigroup Inc.	6,878,150

190,000	JPMorgan Chase & Co.	17,217,800

55,000	PNC Financial Services Group, Inc.	6,997,650

104,000	Popular Inc.	4,582,240

151,000	Regions Financial Corporation	2,305,770

94,000	SunTrust Banks, Inc.	5,592,060

26,000	Wells Fargo & Company	1,504,880
	Total Banks	59,590,390

	Biotechnology – 0.9%

23,000	Amgen Inc.	4,060,190

	Building Products – 1.1%

80,000	Owens Corning	4,679,200

	Capital Markets – 7.3%

134,000	Bank New York Mellon	6,316,760

33,000	Goldman Sachs Group, Inc.	8,185,980

1,000	Moody’s Corporation	111,370

156,000	Morgan Stanley	7,124,520

63,000	Raymond James Financial Inc.	4,949,280

NUVEEN	45

Nuveen Large-Cap Value Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

69,000	State Street Corporation	$5,499,990
	Total Capital Markets	32,187,900

	Chemicals – 1.0%

75,000	Cabot Corporation	4,348,500

	Commercial Services & Supplies – 1.5%

197,000	Pitney Bowes Inc.	2,687,080

239,000	R.R. Donnelley & Sons Company	4,008,030
	Total Commercial Services & Supplies	6,695,110

	Communication Equipment – 2.5%

327,000	Cisco Systems, Inc.	11,176,860

	Construction & Engineering – 2.0%

127,000	Chicago Bridge & Iron Company N.V.	4,263,390

79,000	Jacobs Engineering Group, Inc.	4,456,390
	Total Construction & Engineering	8,719,780

	Consumer Finance – 2.4%

67,000	Capital One Financial Corporation	6,288,620

60,000	Discover Financial Services	4,268,400
	Total Consumer Finance	10,557,020

	Containers & Packaging – 1.2%

8,000	International Paper Company	421,600

95,000	WestRock Company	5,103,400
	Total Containers & Packaging	5,525,000

	Diversified Financial Services – 0.8%

21,000	Berkshire Hathaway Inc., Class B, (2)	3,599,820

	Diversified Telecommunication Services – 2.3%

38,000	AT&T Inc.	1,588,020

187,000	CenturyLink Inc.	4,536,620

208,000	Intelsat SA, (2)	1,035,840

404,000	Windstream Holdings Inc.	3,017,880
	Total Diversified Telecommunication Services	10,178,360

	Electrical Equipment – 1.1%

63,000	Regal-Beloit Corporation	4,690,350

	Electronic Equipment & Instruments – 2.0%

64,000	Arrow Electronics, Inc., (2)	4,620,800

170,000	Jabil Circuit Inc.	4,336,700
	Total Electronic Equipment & Instruments	8,957,500

46	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services – 2.4%

174,000	Atwood Oceanics Inc.	$1,828,740

214,000	Rowan Companies Inc.	3,877,680

522,000	Seadrill Limited	913,500

282,000	Transocean Inc.	3,897,240
	Total Energy Equipment & Services	10,517,160

	Food & Staples Retailing – 4.6%

57,000	CVS Health Corporation	4,593,060

79,000	Walgreens Boots Alliance Inc.	6,824,020

123,000	Wal-Mart Stores, Inc.	8,724,390
	Total Food & Staples Retailing	20,141,470

	Food Products – 1.1%

78,000	Tyson Foods, Inc., Class A	4,879,680

	Health Care Providers & Services – 5.8%

45,000	Aetna Inc.	5,794,200

35,000	Anthem Inc.	5,768,700

57,000	Cardinal Health, Inc.	4,638,090

67,000	Express Scripts, Holding Company, (2)	4,733,550

32,000	Wellcare Health Plans Inc., (2)	4,518,400
	Total Health Care Providers & Services	25,452,940

	Hotels, Restaurants & Leisure – 1.8%

82,000	Hyatt Hotels Corporation, Class A, (2)	4,209,880

147,000	International Game Technology PLC	3,969,000
	Total Hotels, Restaurants & Leisure	8,178,880

	Independent Power & Renewable Electricity Producers – 0.1%

40,000	AES Corporation	460,800

	Insurance – 1.8%

46,000	Assured Guaranty Limited	1,891,060

56,000	Prudential Financial, Inc.	6,190,240
	Total Insurance	8,081,300

	IT Services – 1.0%

125,000	Booz Allen Hamilton Holding	4,471,250

	Machinery – 5.6%

80,000	Allision Transmission Holdings Inc.	2,878,400

34,000	Cummins Inc.	5,048,660

62,000	Ingersoll Rand Company Limited, Class A	4,920,320

138,000	Joy Global Inc.	3,890,220

57,000	Oshkosh Truck Corporation	3,869,730

NUVEEN	47

Nuveen Large-Cap Value Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

97,000	Timken Company	$4,287,400
	Total Machinery	24,894,730

	Media – 1.6%

163,000	Discovery Communications Inc., Class A Shares, (2)	4,687,880

252,000	Gannett Company, Inc.	2,197,440
	Total Media	6,885,320

	Metals & Mining – 3.1%

80,000	Nucor Corporation	5,005,600

52,000	Reliance Steel & Aluminum Company	4,401,800

123,000	Steel Dynamics Inc.	4,501,800
	Total Metals & Mining	13,909,200

	Mortgage Real Estate Investment Trust – 1.6%

259,000	Chimera Investments Corporation	4,983,160

243,000	Two Harbors Investment Corporation	2,259,900
	Total Mortgage Real Estate Investment Trust	7,243,060

	Multiline Retail – 2.9%

70,000	Big Lots, Inc.	3,593,800

99,000	Kohl’s Corporation	4,219,380

88,000	Target Corporation	5,171,760
	Total Multiline Retail	12,984,940

	Oil, Gas & Consumable Fuels – 1.1%

57,000	Exxon Mobil Corporation	4,635,240

	Personal Products – 0.7%

62,000	Nu Skin Enterprises, Inc., Class A	3,071,480

	Pharmaceuticals – 0.4%

16,000	Johnson & Johnson	1,955,360

	Professional Services – 1.0%

46,000	Manpower Inc.	4,463,840

	Road & Rail – 0.2%

8,000	Norfolk Southern Corporation	968,240

	Semiconductors & Semiconductor Equipment – 1.1%

48,000	Intel Corporation	1,737,600

104,000	Teradyne Inc.	2,957,760
	Total Semiconductors & Semiconductor Equipment	4,695,360

	Software – 1.0%

51,000	VMware Inc., (2)	4,584,390

48	NUVEEN

Shares	Description (1)			Value

	Specialty Retail – 3.9%

111,000	Best Buy Co., Inc.			$4,898,430

198,000	Gap, Inc.			4,914,360

465,000	Staples, Inc.			4,180,350

129,000	Urban Outfitters, Inc., (2)			3,357,870
	Total Specialty Retail			17,351,010

	Technology Hardware, Storage & Peripherals – 4.6%

51,000	Apple, Inc.			6,986,490

320,000	HP Inc.			5,558,400

97,000	NCR Corporation, (2)			4,662,790

399,000	Xerox Corporation			2,968,560
	Total Technology Hardware, Storage & Peripherals			20,176,240

	Trading Companies & Distributors – 1.0%

65,000	WESCO International Inc., (2)			4,517,500

	Wireless Telecommunication Services – 2.3%

538,000	Sprint Corporation, (2)			4,739,780

17,000	Telephone and Data Systems Inc.			459,510

77,000	T-Mobile US Inc., (2)			4,814,810
	Total Wireless Telecommunication Services			10,014,100
	Total Long-Term Investments (cost $385,124,019)			440,963,780

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$1,381	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17, repurchase price $1,380,986, collateralized by $1,260,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $1,413,576	0.030%	3/01/17	$1,380,985
	Total Short-Term Investments (cost $1,380,985)			1,380,985
	Total Investments (cost $386,505,004) – 100.0%			442,344,765
	Other Assets Less Liabilities – 0.0%			119,126
	Net Assets – 100%			$442,463,891

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	49

Nuveen Large Cap Core Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 2.4%

27,000	Boeing Company	$4,866,210

58,000	Spirit AeroSystems Holdings Inc.	3,573,380
	Total Aerospace & Defense	8,439,590

	Airlines – 3.1%

33,000	Copa Holdings SA	3,514,170

66,000	Delta Air Lines, Inc.	3,295,380

51,000	United Continental Holdings Inc., (2)	3,778,590
	Total Airlines	10,588,140

	Auto Components – 2.0%

26,000	Lear Corporation	3,691,740

34,000	Visteon Corporation, (2)	3,150,780
	Total Auto Components	6,842,520

	Automobiles – 2.4%

334,000	Ford Motor Company	4,185,020

115,000	General Motors Company	4,236,600
	Total Automobiles	8,421,620

	Banks – 4.8%

299,000	Bank of America Corporation	7,379,320

17,000	JPMorgan Chase & Co.	1,540,540

4,000	PNC Financial Services Group, Inc.	508,920

71,000	Popular Inc.	3,128,260

236,000	Regions Financial Corporation	3,603,720

10,000	Wells Fargo & Company	578,800
	Total Banks	16,739,560

	Biotechnology – 5.7%

31,000	Amgen Inc.	5,472,430

15,000	Biogen Inc., (2)	4,329,000

41,000	Celgene Corporation, (2)	5,063,910

70,000	Gilead Sciences, Inc.	4,933,600
	Total Biotechnology	19,798,940

	Building Products – 0.8%

47,000	Owens Corning	2,749,030

50	NUVEEN

Shares	Description (1)	Value

	Capital Markets – 5.8%

78,000	Bank New York Mellon	$3,676,920

20,000	Goldman Sachs Group, Inc.	4,961,200

95,000	Morgan Stanley	4,338,650

44,000	Raymond James Financial Inc.	3,456,640

27,000	S&P Global, Inc.	3,495,690
	Total Capital Markets	19,929,100

	Chemicals – 0.9%

51,000	Cabot Corporation	2,956,980

	Commercial Services & Supplies – 0.8%

157,000	R.R. Donnelley & Sons Company	2,632,890

	Communications Equipment – 2.5%

164,000	Cisco Systems, Inc.	5,605,520

21,000	F5 Networks, Inc., (2)	3,008,670
	Total Communications Equipment	8,614,190

	Construction & Engineering – 1.8%

94,000	Chicago Bridge & Iron Company N.V.	3,155,580

54,000	Jacobs Engineering Group, Inc.	3,046,140
	Total Construction & Engineering	6,201,720

	Construction Materials – 1.1%

35,000	Eagle Materials Inc.	3,629,850

	Containers & Packaging – 0.6%

36,000	WestRock Company	1,933,920

	Diversified Financial Services – 0.4%

9,000	Berkshire Hathaway Inc., Class B, (2)	1,542,780

	Diversified Telecommunication Services – 1.5%

15,000	AT&T Inc.	626,850

128,000	CenturyLink Inc.	3,105,280

194,000	Windstream Holdings Inc.	1,449,180
	Total Diversified Telecommunication Services	5,181,310

	Electrical Equipment – 1.0%

46,000	Regal-Beloit Corporation	3,424,700

	Electronic Equipment, Instruments & Components – 2.0%

43,000	Arrow Electronics, Inc., (2)	3,104,600

99,000	Jabil Circuit Inc.	2,525,490

88,000	Vishay Intertechnology Inc.	1,394,800
	Total Electronic Equipment, Instruments & Components	7,024,890

NUVEEN	51

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Energy Equipment & Services – 1.5%

140,000	Rowan Companies Inc.	$2,536,800

193,000	Transocean Inc.	2,667,260
	Total Energy Equipment & Services	5,204,060

	Food & Staples Retailing – 3.9%

7,000	CVS Health Corporation	564,060

74,000	Sysco Corporation	3,901,280

53,000	Walgreens Boots Alliance Inc.	4,578,140

64,000	Wal-Mart Stores, Inc.	4,539,520
	Total Food & Staples Retailing	13,583,000

	Food Products – 0.8%

42,000	Tyson Foods, Inc., Class A	2,627,520

	Health Care Providers & Services – 6.8%

33,000	Aetna Inc.	4,249,080

40,000	AmerisourceBergen Corporation	3,660,400

47,000	Cardinal Health, Inc.	3,824,390

58,000	Express Scripts, Holding Company, (2)	4,097,700

27,000	McKesson HBOC Inc.	4,053,510

26,000	Wellcare Health Plans Inc., (2)	3,671,200
	Total Health Care Providers & Services	23,556,280

	Health Care Technology – 0.8%

65,000	Veeva Systems Inc., Class A Shares, (2)	2,839,850

	Hotels, Restaurants & Leisure – 4.5%

18,000	Dominos Pizza Inc.	3,416,580

57,000	Dunkin Brands Group Inc.	3,135,570

59,000	Hyatt Hotels Corporation, Class A, (2)	3,029,060

28,000	Wyndham Worldwide Corporation	2,330,720

58,000	YUM! Brands, Inc.	3,788,560
	Total Hotels, Restaurants & Leisure	15,700,490

	Industrial Conglomerates – 0.3%

33,000	General Electric Company	983,730

	Internet and Direct Marketing Retail – 0.5%

2,000	Amazon.com, Inc., (2)	1,690,080

	Internet Software & Services – 1.6%

5,000	Alphabet Inc., Class A, (2)	4,224,650

9,000	Facebook Inc., Class A Shares, (2)	1,219,860
	Total Internet Software & Services	5,444,510

52	NUVEEN

Shares	Description (1)	Value

	IT Services – 2.5%

98,000	Booz Allen Hamilton Holding	$3,505,460

46,000	MasterCard, Inc.	5,081,160
	Total IT Services	8,586,620

	Machinery – 2.3%

47,000	Ingersoll Rand Company Limited, Class A	3,729,920

54,000	Oshkosh Truck Corporation	3,666,060

12,000	Terex Corporation	374,880
	Total Machinery	7,770,860

	Media – 2.9%

57,000	CBS Corporation, Class B	3,757,440

123,000	Discovery Communications Inc., Class A Shares, (2)	3,537,480

159,000	Gannett Company, Inc.	1,386,480

17,000	Omnicom Group, Inc.	1,446,700
	Total Media	10,128,100

	Metals & Mining – 2.1%

24,000	Nucor Corporation	1,501,680

28,000	Reliance Steel & Aluminum Company	2,370,200

91,000	Steel Dynamics Inc.	3,330,600
	Total Metals & Mining	7,202,480

	Mortgage Real Estate Investment Trusts – 0.8%

143,000	Chimera Investments Corporation	2,751,320

	Multiline Retail – 2.6%

44,000	Big Lots, Inc.	2,258,960

81,000	Kohl’s Corporation	3,452,220

54,000	Target Corporation	3,173,580
	Total Multiline Retail	8,884,760

	Oil, Gas & Consumable Fuels – 0.9%

24,000	Exxon Mobil Corporation	1,951,680

32,000	World Fuel Services Corporation	1,157,440
	Total Oil, Gas & Consumable Fuels	3,109,120

	Personal Products – 0.6%

40,000	Nu Skin Enterprises, Inc., Class A	1,981,600

	Pharmaceuticals – 0.5%

14,000	Johnson & Johnson	1,710,940

	Professional Services – 1.0%

36,000	Manpower Inc.	3,493,440

	Real Estate Management & Development – 0.9%

92,000	CBRE Group Inc., (2)	3,277,040

NUVEEN	53

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Road & Rail – 1.4%

74,000	Avis Budget Group Inc., (2)	$2,558,920

19,000	Norfolk Southern Corporation	2,299,570
	Total Road & Rail	4,858,490

	Software – 4.1%

34,000	Citrix Systems, (2)	2,684,300

44,000	Electronic Arts Inc., (2)	3,806,000

62,000	Microsoft Corporation	3,966,760

40,000	VMware Inc., (2)	3,595,600
	Total Software	14,052,660

	Specialty Retail – 7.3%

21,000	Aaron Rents Inc.	572,880

82,000	Best Buy Co., Inc.	3,618,660

39,000	Burlington Store Inc., (2)	3,471,390

147,000	Gap, Inc.	3,648,540

34,000	Home Depot, Inc.	4,926,940

43,000	Ross Stores, Inc.	2,948,940

389,000	Staples, Inc.	3,497,110

91,000	Urban Outfitters, Inc., (2)	2,368,730
	Total Specialty Retail	25,053,190

	Technology Hardware, Storage & Peripherals – 6.5%

108,000	Apple, Inc.	14,794,920

240,000	HP Inc.	4,168,800

76,000	NCR Corporation, (2)	3,653,320
	Total Technology Hardware, Storage & Peripherals	22,617,040

	Trading Companies & Distributors – 0.8%

41,000	WESCO International Inc., (2)	2,849,500

	Wireless Telecommunication Services – 2.3%

332,000	Sprint Corporation, (2)	2,924,920

47,000	Telephone and Data Systems Inc.	1,270,410

60,000	T-Mobile US Inc., (2)	3,751,800
	Total Wireless Telecommunication Services	7,947,130
	Total Long-Term Investments (cost $309,205,962)	344,555,540
	Other Assets Less Liabilities – 0.2%	714,610
	Net Assets – 100%	$345,270,150

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

54	NUVEEN

Nuveen Large Cap Growth Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 5.2%

8,500	Boeing Company	$1,531,955

3,800	Huntington Ingalls Industries Inc.	830,300

12,700	Spirit AeroSystems Holdings Inc.	782,447

3,300	TransDigm Group Inc., (2)	838,860
	Total Aerospace & Defense	3,983,562

	Airlines – 2.1%

17,500	Delta Air Lines, Inc.	873,775

9,900	United Continental Holdings Inc., (2)	733,491
	Total Airlines	1,607,266

	Auto Components – 2.1%

5,800	Lear Corporation	823,542

8,200	Visteon Corporation, (2)	759,894
	Total Auto Components	1,583,436

	Automobiles – 1.2%

18,200	Ford Motor Company	228,046

12,800	Harley-Davidson, Inc.	721,664
	Total Automobiles	949,710

	Biotechnology – 7.5%

200	AbbVie Inc.	12,368

9,700	Amgen Inc.	1,712,341

4,200	Biogen Inc., (2)	1,212,120

11,700	Celgene Corporation, (2)	1,445,067

20,000	Gilead Sciences, Inc.	1,409,600
	Total Biotechnology	5,791,496

	Capital Markets – 3.1%

1,700	Ameriprise Financial, Inc.	223,550

7,800	Moody’s Corporation	868,686

7,700	S&P Global, Inc.	996,919

7,800	TD Ameritrade Holding Corporation	304,980
	Total Capital Markets	2,394,135

	Chemicals – 0.9%

12,400	Cabot Corporation	718,952

	Commercial Services & Supplies – 0.9%

43,400	R.R. Donnelley & Sons Company	727,818

NUVEEN	55

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 1.1%

5,900	F5 Networks, Inc., (2)	$845,293

	Construction Materials – 1.1%

7,800	Eagle Materials Inc.	808,938

	Consumer Finance – 0.1%

1,900	Discover Financial Services	135,166

	Containers & Packaging – 1.1%

16,300	Berry Plastics Corporation, (2)	820,379

	Diversified Telecommunication Services – 1.3%

21,200	CenturyLink Inc.	514,312

16,900	Intelsat SA, (2)	84,162

56,100	Windstream Holdings Inc.	419,067
	Total Diversified Telecommunication Services	1,017,541

	Electronic Equipment, Instruments & Components – 1.0%

28,700	Jabil Circuit Inc.	732,137

	Energy Equipment & Services – 0.5%

35,000	Atwood Oceanics Inc.	367,850

	Food & Staples Retailing – 2.8%

18,200	Sysco Corporation	959,504

10,300	Walgreens Boots Alliance Inc.	889,714

4,200	Wal-Mart Stores, Inc.	297,906
	Total Food & Staples Retailing	2,147,124

	Food Products – 1.0%

11,900	Tyson Foods, Inc., Class A	744,464

	Health Care Providers & Services – 8.5%

7,000	Aetna Inc.	901,320

200	AmerisourceBergen Corporation	18,302

12,000	Cardinal Health, Inc.	976,440

14,500	Express Scripts, Holding Company, (2)	1,024,425

6,400	McKesson HBOC Inc.	960,832

11,000	UnitedHealth Group Incorporated	1,819,180

5,800	Wellcare Health Plans Inc., (2)	818,960
	Total Health Care Providers & Services	6,519,459

	Health Care Technology – 1.0%

18,200	Veeva Systems Inc., Class A Shares, (2)	795,158

	Hotels, Restaurants & Leisure – 6.1%

10,300	Brinker International Inc.	435,072

4,500	Dominos Pizza Inc.	854,145

56	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

14,900	Dunkin Brands Group Inc.	$819,649

13,100	Hyatt Hotels Corporation, Class A, (2)	672,554

54,900	The Wendy’s Company	765,306

3,000	Wyndham Worldwide Corporation	249,720

14,200	YUM! Brands, Inc.	927,544
	Total Hotels, Restaurants & Leisure	4,723,990

	Household Durables – 1.0%

16,200	Tempur Sealy International, Inc., (2)	748,278

	Household Products – 1.0%

5,900	Spectrum Brands Inc.	800,748

	Internet and Direct Marketing Retail – 1.0%

900	Amazon.com, Inc., (2)	760,536

	Internet Software & Services – 3.1%

2,200	Alphabet Inc., Class A, (2)	1,858,846

4,100	Facebook Inc., Class A Shares, (2)	555,714
	Total Internet Software & Services	2,414,560

	IT Services – 3.5%

22,100	Booz Allen Hamilton Holding	790,517

13,600	MasterCard, Inc.	1,502,256

4,200	Visa Inc.	369,348
	Total IT Services	2,662,121

	Machinery – 1.1%

10,400	Ingersoll Rand Company Limited, Class A	825,344

	Media – 8.0%

14,300	CBS Corporation, Class B	942,656

18,900	Cinemark Holdings Inc.	791,343

28,200	Discovery Communications Inc., Class A Shares, (2)	811,032

8,900	Omnicom Group, Inc.	757,390

5,600	Regal Entertainment Group, Class A	120,848

10,600	Scripps Networks Interactive, Class A Shares	856,162

165,000	Sirius XM Holdings Inc.	839,850

10,100	Time Warner Inc.	991,921
	Total Media	6,111,202

	Metals & Mining – 1.0%

20,800	Steel Dynamics Inc.	761,280

	Multiline Retail – 3.3%

13,500	Big Lots, Inc.	693,090

12,600	Kohl’s Corporation	537,012

NUVEEN	57

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Multiline Retail (continued)

14,600	Nordstrom, Inc.	$681,236

10,000	Target Corporation	587,700
	Total Multiline Retail	2,499,038

	Personal Products – 0.7%

11,000	Nu Skin Enterprises, Inc., Class A	544,940

	Real Estate Management & Development – 1.1%

24,300	CBRE Group Inc., (2)	865,566

	Road & Rail – 0.1%

2,600	Avis Budget Group Inc., (2)	89,908

	Software – 8.7%

27,300	Cadence Design Systems, Inc., (2)	843,570

9,000	Citrix Systems, (2)	710,550

10,900	Electronic Arts Inc., (2)	942,850

39,800	Microsoft Corporation	2,546,404

11,700	Synopsys Inc., (2)	835,848

9,000	VMware Inc., (2)	809,010
	Total Software	6,688,232

	Specialty Retail – 7.4%

14,500	Best Buy Co., Inc.	639,885

9,300	Burlington Store Inc., (2)	827,793

32,300	Gap, Inc.	801,686

12,700	Home Depot, Inc.	1,840,357

14,000	Ross Stores, Inc.	960,120

23,400	Urban Outfitters, Inc., (2)	609,102
	Total Specialty Retail	5,678,943

	Technology Hardware, Storage & Peripherals – 7.9%

38,600	Apple, Inc.	5,287,814

17,100	NCR Corporation, (2)	821,997
	Total Technology Hardware, Storage & Peripherals	6,109,811

	Trading Companies & Distributors – 1.0%

17,300	HD Suplly Holdings Inc., (2)	743,900

	Wireless Telecommunication Services – 1.1%

13,800	T-Mobile US Inc., (2)	862,914
	Total Long-Term Investments (cost $68,189,918)	76,581,195
	Other Assets Less Liabilities – 0.4%	272,761
	Net Assets – 100%	$76,853,956

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

58	NUVEEN

Nuveen Concentrated Core Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 5.3%

25,800	Boeing Company	$4,649,934

	Automobiles – 5.0%

353,700	Ford Motor Company	4,431,861

	Banks – 5.5%

197,300	Bank of America Corporation	4,869,364

	Biotechnology – 15.3%

24,900	Amgen Inc.	4,395,597

16,500	Biogen Inc., (2)	4,761,900

62,500	Gilead Sciences, Inc.	4,405,000
	Total Biotechnology	13,562,497

	Diversified Telecommunication Services – 1.5%

54,400	CenturyLink Inc.	1,319,744

	Food & Staples Retailing – 5.3%

66,200	Wal-Mart Stores, Inc.	4,695,566

	Health Care Providers & Services – 10.6%

66,300	Express Scripts, Holding Company, (2)	4,684,095

31,400	McKesson HBOC Inc.	4,714,082
	Total Health Care Providers & Services	9,398,177

	Hotels, Restaurants & Leisure – 5.0%

67,700	YUM! Brands, Inc.	4,422,164

	IT Services – 5.0%

39,800	MasterCard, Inc.	4,396,308

	Media – 10.2%

70,500	CBS Corporation, Class B	4,647,360

50,900	Omnicom Group, Inc.	4,331,590
	Total Media	8,978,950

	Multiline Retail – 4.6%

68,800	Target Corporation	4,043,376

	Software – 5.3%

52,400	VMware Inc., (2)	4,710,236

NUVEEN	59

Nuveen Concentrated Core Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 10.4%

32,200	Apple, Inc.	$4,411,078

273,400	HP Inc.	4,748,958
	Total Technology Hardware, Storage & Peripherals	9,160,036

	Wireless Telecommunication Services – 10.0%

498,400	Sprint Corporation, (2)	4,390,904

71,100	T-Mobile US Inc., (2)	4,445,883
	Total Wireless Telecommunication Services	8,836,787
	Total Long-Term Investments (cost $81,966,935)	87,475,000
	Other Assets Less Liabilities – 1.0%	866,015
	Net Assets – 100%	$88,341,015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

60	NUVEEN

Nuveen Core Dividend Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 1.7%

3,900	Boeing Company	$702,897

900	Spirit AeroSystems Holdings Inc.	55,449
	Total Aerospace & Defense	758,346

	Airlines – 3.3%

4,200	Copa Holdings SA	447,258

9,800	Delta Air Lines, Inc.	489,314

9,000	Southwest Airlines Co.	520,200
	Total Airlines	1,456,772

	Auto Components – 0.2%

600	Lear Corporation	85,194

	Automobiles – 2.4%

42,800	Ford Motor Company	536,284

15,000	General Motors Company	552,600
	Total Automobiles	1,088,884

	Banks – 0.8%

2,200	Bank of America Corporation	54,296

2,300	JPMorgan Chase & Co.	208,426

1,500	Wells Fargo & Company	86,820
	Total Banks	349,542

	Biotechnology – 4.5%

10,500	AbbVie Inc.	649,320

4,100	Amgen Inc.	723,773

9,300	Gilead Sciences, Inc.	655,464
	Total Biotechnology	2,028,557

	Building Products – 0.7%

5,600	Owens Corning	327,544

	Capital Markets – 8.4%

11,500	Bank New York Mellon	542,110

2,600	Goldman Sachs Group, Inc.	644,956

11,600	LPL Investments Holdings Inc.	458,664

12,400	Morgan Stanley	566,308

1,700	Northern Trust Corporation	148,495

5,900	Raymond James Financial Inc.	463,504

4,000	S&P Global, Inc.	517,880

NUVEEN	61

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

5,600	T. Rowe Price Group Inc.	$398,776

200	TD Ameritrade Holding Corporation	7,820
	Total Capital Markets	3,748,513

	Chemicals – 1.1%

7,500	Cabot Corporation	434,850

500	Scotts Miracle Gro Company	45,315
	Total Chemicals	480,165

	Commercial Services & Supplies – 0.7%

18,500	R.R. Donnelley & Sons Company	310,245

	Communications Equipment – 1.8%

24,000	Cisco Systems, Inc.	820,320

	Containers & Packaging – 3.0%

32,900	Graphic Packaging Holding Company	439,215

4,700	Packaging Corp. of America	434,421

8,600	WestRock Company	461,992
	Total Containers & Packaging	1,335,628

	Diversified Telecommunication Services – 1.8%

2,200	AT&T Inc.	91,938

17,800	CenturyLink Inc.	431,828

37,900	Windstream Holdings Inc.	283,113
	Total Diversified Telecommunication Services	806,879

	Electric Utilities – 0.4%

6,000	FirstEnergy Corp.	194,580

	Electronic Equipment, Instruments & Components – 1.2%

13,500	Jabil Circuit Inc.	344,385

10,600	Vishay Intertechnology Inc.	168,010
	Total Electronic Equipment, Instruments & Components	512,395

	Energy Equipment & Services – 0.3%

12,600	Atwood Oceanics Inc.	132,426

	Equity Real Estate Investment Trusts – 11.1%

3,600	American Tower Corporation, REIT	413,244

9,800	Apartment Investment & Management Company, Class A	455,994

22,600	Apple Hospitality REIT, Inc.	443,864

5,500	Camden Property Trust	465,575

11,800	CoreCivic, Inc.	397,660

18,700	GGP, Inc.	464,882

10,000	Prologis Inc.	510,500

3,000	Simon Property Group, Inc.	553,200

62	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

3,800	SL Green Realty Corporation	$428,184

13,500	Tanger Factory Outlet Centers	457,245

3,300	Vornado Realty Trust	362,571
	Total Equity Real Estate Investment Trusts	4,952,919

	Food & Staples Retailing – 4.6%

7,600	CVS Health Corporation	612,408

9,600	Sysco Corporation	506,112

7,000	Walgreens Boots Alliance Inc.	604,660

4,600	Wal-Mart Stores, Inc.	326,278
	Total Food & Staples Retailing	2,049,458

	Food Products – 1.0%

7,200	Tyson Foods, Inc., Class A	450,432

	Health Care Providers & Services – 6.4%

4,300	Aetna Inc.	553,668

5,300	AmerisourceBergen Corporation	485,003

6,200	Cardinal Health, Inc.	504,494

3,600	McKesson HBOC Inc.	540,468

4,600	UnitedHealth Group Incorporated	760,748
	Total Health Care Providers & Services	2,844,381

	Hotels, Restaurants & Leisure – 4.7%

8,200	Brinker International Inc.	346,368

8,600	Dunkin Brands Group Inc.	473,086

1,600	International Game Technology PLC	43,200

9,400	Las Vegas Sands	497,730

19,600	The Wendy’s Company	273,224

7,500	YUM! Brands, Inc.	489,900
	Total Hotels, Restaurants & Leisure	2,123,508

	Household Durables – 0.9%

2,300	Whirlpool Corporation	410,757

	Independent Power & Renewable Electricity Producers – 0.9%

33,700	AES Corporation	388,224

	Industrial Conglomerates – 0.3%

4,700	General Electric Company	140,107

	Insurance – 0.5%

2,200	Prudential Financial, Inc.	243,188

	IT Services – 2.5%

13,200	Booz Allen Hamilton Holding	472,164

6,000	MasterCard, Inc.	662,760
	Total IT Services	1,134,924

NUVEEN	63

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Machinery – 3.0%

6,200	Ingersoll Rand Company Limited, Class A	$492,032

15,300	Joy Global Inc.	431,307

6,200	Oshkosh Truck Corporation	420,918
	Total Machinery	1,344,257

	Media – 5.6%

7,500	CBS Corporation, Class B	494,400

10,900	Cinemark Holdings Inc.	456,383

24,900	Gannett Company, Inc.	217,128

19,000	Interpublic Group of Companies, Inc.	457,900

8,600	John Wiley and Sons Inc., Class A	448,920

18,900	Regal Entertainment Group, Class A	407,862
	Total Media	2,482,593

	Metals & Mining – 2.5%

7,600	Nucor Corporation	475,532

2,200	Reliance Steel & Aluminum Company	186,230

12,100	Steel Dynamics Inc.	442,860
	Total Metals & Mining	1,104,622

	Mortgage Real Estate Investment Trusts – 2.1%

25,200	Chimera Investments Corporation	484,848

53,800	MFA Mortgage Investments, Inc.	431,476
	Total Mortgage Real Estate Investment Trusts	916,324

	Multiline Retail – 2.5%

7,800	Big Lots, Inc.	400,452

7,900	Kohl’s Corporation	336,698

6,700	Target Corporation	393,759
	Total Multiline Retail	1,130,909

	Oil, Gas & Consumable Fuels – 1.7%

2,700	Exxon Mobil Corporation	219,564

1,000	ONEOK, Inc.	54,050

17,500	Williams Companies Inc.	495,950
	Total Oil, Gas & Consumable Fuels	769,564

	Personal Products – 0.9%

7,800	Nu Skin Enterprises, Inc., Class A	386,412

	Pharmaceuticals – 0.5%

1,800	Johnson & Johnson	219,978

	Professional Services – 0.5%

2,400	Manpower Inc.	232,896

64	NUVEEN

Shares	Description (1)	Value

	Road & Rail – 0.2%

700	Norfolk Southern Corporation	$84,721

	Semiconductors & Semiconductor Equipment – 1.1%

9,000	QUALCOMM, Inc.	508,320

	Software – 3.1%

21,700	Microsoft Corporation	1,388,366

	Specialty Retail – 4.1%

8,100	Abercrombie & Fitch Co., Class A	96,876

9,600	Best Buy Co., Inc.	423,648

2,200	Foot Locker, Inc.	166,474

5,500	Home Depot, Inc.	797,005

5,000	Ross Stores, Inc.	342,900
	Total Specialty Retail	1,826,903

	Technology Hardware, Storage & Peripherals – 5.8%

14,200	Apple, Inc.	1,945,258

30,600	HP Inc.	531,522

15,700	Xerox Corporation	116,808
	Total Technology Hardware, Storage & Peripherals	2,593,588

	Transportation Infrastructure – 1.0%

6,000	Macquarie Infrastructure Corporation	461,640
	Total Long-Term Investments (cost $41,457,448)	44,624,981
	Other Assets Less Liabilities – 0.2%	92,674
	Net Assets – 100%	$44,717,655

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	65

Nuveen Growth Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 4.3%

6,445	Boeing Company	$1,161,582

7,982	Spirit AeroSystems Holdings Inc.	491,771

1,793	TransDigm Group Inc., (2)	455,781
	Total Aerospace & Defense	2,109,134

	Air Freight & Logistics – 1.0%

8,936	Expeditors International of Washington, Inc.	503,812

	Banks – 1.0%

5,562	JPMorgan Chase & Co.	504,028

	Beverages – 5.9%

12,952	Coca-Cola Company	543,466

6,429	Dr. Pepper Snapple Group	600,726

16,160	PepsiCo, Inc.	1,783,741
	Total Beverages	2,927,933

	Biotechnology – 6.7%

9,715	Amgen Inc.	1,714,989

3,561	Biogen Inc., (2)	1,027,705

7,703	Gilead Sciences, Inc.	542,907
	Total Biotechnology	3,285,601

	Communication Equipment – 1.0%

3,595	F5 Networks, Inc., (2)	515,056

	Construction & Engineering – 1.0%

3,251	Valmont Industries, Inc.	511,220

	Construction Materials – 1.3%

6,150	Eagle Materials Inc.	637,817

	Food & Staples Retailing – 4.0%

20,620	Sysco Corporation	1,087,086

10,209	Walgreens Boots Alliance Inc.	881,853
	Total Food & Staples Retailing	1,968,939

	Food Products – 1.9%

15,065	Tyson Foods, Inc., Class A	942,466

	Health Care Providers & Services – 14.4%

7,485	Aetna Inc.	963,769

8,808	AmerisourceBergen Corporation	806,020

66	NUVEEN

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

3,534	Anthem Inc.	$582,474

12,660	Cardinal Health, Inc.	1,030,144

15,572	Express Scripts, Holding Company, (2)	1,100,162

4,619	McKesson HBOC Inc.	693,450

11,469	UnitedHealth Group Incorporated	1,896,743
	Total Health Care Providers & Services	7,072,762

	Health Care Technology – 0.9%

10,179	Veeva Systems Inc., Class A Shares, (2)	444,721

	Hotels, Restaurants & Leisure – 5.8%

8,594	Brinker International Inc.	363,011

3,204	Dominos Pizza Inc.	608,151

7,431	McDonald’s Corporation	948,567

14,056	YUM! Brands, Inc.	918,138
	Total Hotels, Restaurants & Leisure	2,837,867

	Industrial Conglomerates – 1.0%

4,537	Carlisle Companies Inc.	468,672

	Insurance – 1.3%

4,916	Reinsurance Group of America Inc.	639,375

	Internet Software & Services – 3.7%

2,160	Alphabet Inc., Class A, (2)	1,825,049

	IT Services – 9.7%

12,617	Booz Allen Hamilton Holding	451,310

5,929	Henry Jack and Associates Inc.	555,962

17,845	MasterCard, Inc.	1,971,159

20,305	Visa Inc.	1,785,622
	Total IT Services	4,764,053

	Machinery – 2.2%

3,683	Parker Hannifin Corporation	570,276

6,286	Wabtec Corporation	503,634
	Total Machinery	1,073,910

	Media – 8.4%

13,521	Comcast Corporation, Class A	505,956

8,164	Discovery Communications Inc., Class A Shares, (2)	234,797

12,226	Omnicom Group, Inc.	1,040,433

6,604	Scripps Networks Interactive, Class A Shares	533,405

147,950	Sirius XM Holdings Inc.	753,066

6,368	Time Warner Inc.	625,401

4,197	Walt Disney Company	462,048
	Total Media	4,155,106

NUVEEN	67

Nuveen Growth Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Multiline Retail – 1.4%

11,309	Target Corporation	$664,630

	Semiconductors & Semiconductor Equipment – 2.0%

17,550	QUALCOMM, Inc.	991,224

	Software – 5.9%

16,969	Cadence Design Systems, Inc., (2)	524,342

4,543	Intuit, Inc.	569,874

19,702	Microsoft Corporation	1,260,534

7,460	Synopsys Inc., (2)	532,942
	Total Software	2,887,692

	Specialty Retail – 8.9%

16,071	Home Depot, Inc.	2,328,849

6,464	Lowe’s Companies, Inc.	480,728

17,610	Ross Stores, Inc.	1,207,694

14,252	Urban Outfitters, Inc., (2)	370,980
	Total Specialty Retail	4,388,251

	Technology Hardware, Storage & Peripherals – 5.0%

18,111	Apple, Inc.	2,481,022

	Tobacco – 0.9%

6,154	Altria Group, Inc.	461,058
	Total Long-Term Investments (cost $39,867,862)	49,061,398
	Other Assets Less Liabilities – 0.4%	213,675
	Net Assets – 100%	$49,275,073

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

68	NUVEEN

Nuveen Large Cap Core Plus Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 130.0%

	COMMON STOCKS – 130.0%

	Aerospace & Defense – 2.9%

7,000	Boeing Company	$1,261,610

18,000	Spirit AeroSystems Holdings Inc.	1,108,980
	Total Aerospace & Defense	2,370,590

	Airlines – 4.1%

10,000	Copa Holdings SA	1,064,900

22,900	Delta Air Lines, Inc.	1,143,397

16,000	United Continental Holdings Inc., (2)	1,185,440
	Total Airlines	3,393,737

	Auto Components – 2.6%

8,000	Lear Corporation	1,135,920

11,000	Visteon Corporation, (2)	1,019,370
	Total Auto Components	2,155,290

	Automobiles – 3.2%

104,000	Ford Motor Company	1,303,120

36,000	General Motors Company	1,326,240
	Total Automobiles	2,629,360

	Banks – 5.9%

93,000	Bank of America Corporation	2,295,240

5,000	JPMorgan Chase & Co.	453,100

1,000	PNC Financial Services Group, Inc.	127,230

13,000	Popular Inc.	572,780

76,000	Regions Financial Corporation	1,160,520

4,000	Wells Fargo & Company	231,520
	Total Banks	4,840,390

	Biotechnology – 7.7%

10,000	Amgen Inc.	1,765,300

5,000	Biogen Inc., (2)	1,443,000

13,000	Celgene Corporation, (2)	1,605,630

22,000	Gilead Sciences, Inc.	1,550,560
	Total Biotechnology	6,364,490

	Building Products – 1.3%

18,800	Owens Corning	1,099,612

	Capital Markets – 7.2%

27,000	Bank New York Mellon	1,272,780

6,000	Goldman Sachs Group, Inc.	1,488,360

NUVEEN	69

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

17,000	Morgan Stanley	$776,390

15,000	Raymond James Financial Inc.	1,178,400

9,300	S&P Global, Inc.	1,204,071
	Total Capital Markets	5,920,001

	Chemicals – 0.4%

6,000	Cabot Corporation	347,880

	Commercial Services & Supplies – 1.0%

51,200	R.R. Donnelley & Sons Company	858,624

	Communications Equipment – 3.6%

56,000	Cisco Systems, Inc.	1,914,080

7,300	F5 Networks, Inc., (2)	1,045,871
	Total Communications Equipment	2,959,951

	Construction & Engineering – 2.5%

30,000	Chicago Bridge & Iron Company N.V.	1,007,100

18,000	Jacobs Engineering Group, Inc.	1,015,380
	Total Construction & Engineering	2,022,480

	Construction Materials – 1.4%

11,000	Eagle Materials Inc.	1,140,810

	Consumer Finance – 0.1%

1,000	Capital One Financial Corporation	93,860

	Containers & Packaging – 1.5%

2,000	Berry Plastics Corporation, (2)	100,660

20,400	WestRock Company	1,095,888
	Total Containers & Packaging	1,196,548

	Diversified Financial Services – 0.6%

3,000	Berkshire Hathaway Inc., Class B, (2)	514,260

	Diversified Telecommunication Services – 2.4%

5,000	AT&T Inc.	208,950

42,000	CenturyLink Inc.	1,018,920

95,000	Windstream Holdings Inc.	709,650
	Total Diversified Telecommunication Services	1,937,520

	Electrical Equipment – 1.3%

14,000	Regal-Beloit Corporation	1,042,300

	Electronic Equipment, Instruments & Components – 3.8%

15,000	Arrow Electronics, Inc., (2)	1,083,000

41,500	Jabil Circuit Inc.	1,058,665

61,000	Vishay Intertechnology Inc.	966,850
	Total Electronic Equipment, Instruments & Components	3,108,515

70	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services – 1.9%

47,900	Rowan Companies Inc.	$867,948

50,000	Transocean Inc.	691,000
	Total Energy Equipment & Services	1,558,948

	Food & Staples Retailing – 5.4%

3,000	CVS Health Corporation	241,740

23,000	Sysco Corporation	1,212,560

17,000	Walgreens Boots Alliance Inc.	1,468,460

22,000	Wal-Mart Stores, Inc.	1,560,460
	Total Food & Staples Retailing	4,483,220

	Food Products – 1.4%

19,000	Tyson Foods, Inc., Class A	1,188,640

	Health Care Providers & Services – 9.2%

10,000	Aetna Inc.	1,287,600

13,000	AmerisourceBergen Corporation	1,189,630

16,000	Cardinal Health, Inc.	1,301,920

18,000	Express Scripts, Holding Company, (2)	1,271,700

9,000	McKesson HBOC Inc.	1,351,170

8,000	Wellcare Health Plans Inc., (2)	1,129,600
	Total Health Care Providers & Services	7,531,620

	Health Care Technology – 1.2%

22,700	Veeva Systems Inc., Class A Shares, (2)	991,763

	Hotels, Restaurants & Leisure – 5.4%

6,200	Dominos Pizza Inc.	1,176,822

19,600	Dunkin Brands Group Inc.	1,078,196

19,000	Hyatt Hotels Corporation, Class A, (2)	975,460

18,000	YUM! Brands, Inc.	1,175,760
	Total Hotels, Restaurants & Leisure	4,406,238

	Industrial Conglomerates – 0.4%

11,400	General Electric Company	339,834

	Insurance – 0.4%

2,800	Prudential Financial, Inc.	309,512

	Internet and Direct Marketing Retail – 0.5%

500	Amazon.com, Inc., (2)	422,520

	Internet Software & Services – 1.8%

1,400	Alphabet Inc., Class A, (2)	1,182,902

2,300	Facebook Inc., Class A Shares, (2)	311,742
	Total Internet Software & Services	1,494,644

NUVEEN	71

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	IT Services – 3.2%

31,000	Booz Allen Hamilton Holding	$1,108,870

14,000	MasterCard, Inc.	1,546,440
	Total IT Services	2,655,310

	Machinery – 2.8%

15,000	Ingersoll Rand Company Limited, Class A	1,190,400

17,000	Oshkosh Truck Corporation	1,154,130
	Total Machinery	2,344,530

	Media – 4.5%

18,000	CBS Corporation, Class B	1,186,560

39,000	Discovery Communications Inc., Class A Shares, (2)	1,121,640

59,000	Gannett Company, Inc.	514,480

2,100	Omnicom Group, Inc.	178,710

32,900	Regal Entertainment Group, Class A	709,982
	Total Media	3,711,372

	Metals & Mining – 2.2%

5,000	Nucor Corporation	312,850

5,000	Reliance Steel & Aluminum Company	423,250

29,000	Steel Dynamics Inc.	1,061,400
	Total Metals & Mining	1,797,500

	Mortgage Real Estate Investment Trusts – 0.5%

20,100	Chimera Investments Corporation	386,724

	Multiline Retail – 3.6%

17,500	Big Lots, Inc.	898,450

23,000	Kohl’s Corporation	980,260

19,000	Target Corporation	1,116,630
	Total Multiline Retail	2,995,340

	Oil, Gas & Consumable Fuels – 0.6%

6,000	Exxon Mobil Corporation	487,920

	Personal Products – 0.7%

12,000	Nu Skin Enterprises, Inc., Class A	594,480

	Pharmaceuticals – 0.7%

4,400	Johnson & Johnson	537,724

	Professional Services – 1.3%

11,000	Manpower Inc.	1,067,440

	Real Estate Management & Development – 1.4%

32,000	CBRE Group Inc., (2)	1,139,840

	Road & Rail – 0.4%

3,000	Norfolk Southern Corporation	363,090

72	NUVEEN

Shares	Description (1)	Value

	Software – 5.6%

12,000	Citrix Systems, (2)	$947,400

14,000	Electronic Arts Inc., (2)	1,211,000

20,000	Microsoft Corporation	1,279,600

13,000	VMware Inc., (2)	1,168,570
	Total Software	4,606,570

	Specialty Retail – 9.0%

25,000	Best Buy Co., Inc.	1,103,250

13,000	Burlington Store Inc., (2)	1,157,130

46,000	Gap, Inc.	1,141,720

12,000	Home Depot, Inc.	1,738,920

10,200	Ross Stores, Inc.	699,516

86,000	Staples, Inc.	773,140

32,000	Urban Outfitters, Inc., (2)	832,960
	Total Specialty Retail	7,446,636

	Technology Hardware, Storage & Peripherals – 8.5%

34,000	Apple, Inc.	4,657,660

70,000	HP Inc.	1,215,900

23,000	NCR Corporation, (2)	1,105,610
	Total Technology Hardware, Storage & Peripherals	6,979,170

	Trading Companies & Distributors – 1.2%

14,000	WESCO International Inc., (2)	973,000

	Wireless Telecommunication Services – 2.7%

117,000	Sprint Corporation, (2)	1,030,770

19,000	T-Mobile US Inc., (2)	1,188,070
	Total Wireless Telecommunication Services	2,218,840
	Total Long-Term Investments (cost $94,447,911)	107,028,643

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (30.2)% (3)

	Automobiles – (0.3)%

(1,000)	Tesla Motors Inc., (2)	$(249,990)

	Beverages – (1.6)%

(5,300)	Brown-Forman Corporation	(258,428)

(6,000)	Coca-Cola Company	(251,760)

(1,500)	Constellation Brands, Inc., Class A	(238,215)

(2,500)	Molson Coors Brewing Company, Class B	(250,975)

(5,700)	Monster Beverage Corporation, (2)	(236,208)
	Total Beverages	(1,235,586)

NUVEEN	73

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Biotechnology – (0.2)%

(1,400)	Intercept Pharmaceuticals Incorporated, (2)	$(178,626)

	Building Products – (0.5)%

(4,100)	Armstrong World Industries Inc., (2)	(188,600)

(5,801)	Johnson Controls International PLC	(243,294)
	Total Building Products	(431,894)

	Capital Markets – (0.3)%

(100)	Affiliated Managers Group Inc.	(16,793)

(8,100)	Artisan Partners Asset Management Inc.	(230,445)
	Total Capital Markets	(247,238)

	Chemicals – (1.6)%

(3,900)	Dow Chemical Company	(242,814)

(3,000)	E.I. Du Pont de Nemours and Company	(235,620)

(1,000)	Ecolab Inc.	(123,970)

(2,400)	PPG Industries, Inc.	(245,832)

(2,100)	Praxair, Inc.	(249,291)

(3,400)	WR Grace & Company	(240,856)
	Total Chemicals	(1,338,383)

	Commercial Services & Supplies – (0.3)%

(6,500)	Rollins Inc.	(237,640)

	Consumer Finance – (0.2)%

(9,200)	OneMain Holdings Inc., (2)	(257,784)

	Containers & Packaging – (0.3)%

(3,100)	Ball Corporation	(227,943)

	Diversified Telecommunication Services – (0.3)%

(4,900)	Verizon Communications Inc.	(243,187)

	Electric Utilities – (1.3)%

(6,000)	Alliant Energy Corporation	(236,880)

(100)	Duke Energy Corporation	(8,255)

(600)	NextEra Energy Inc.	(78,600)

(4,000)	PG&E Corporation	(267,000)

(6,700)	PPL Corporation	(247,096)

(5,100)	Southern Company	(259,182)
	Total Electric Utilities	(1,097,013)

	Electrical Equipment – (0.2)%

(900)	Acuity Brands Inc.	(190,170)

	Electronic Equipment, Instruments & Components – (0.6)%

(3,600)	Amphenol Corporation, Class A	(249,156)

(7,700)	National Instruments Corporation	(248,248)
	Total Electronic Equipment, Instruments & Components	(497,404)

74	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services – (0.9)%

(4,700)	Halliburton Company	$(251,262)

(2,800)	Schlumberger Limited	(225,008)

(44,400)	Weatherford International PLC, (2)	(251,304)
	Total Energy Equipment & Services	(727,574)

	Equity Real Estate Investment Trusts – (0.5)%

(2,700)	Ventas Inc.	(175,635)

(7,600)	Weyerhaeuser Company	(256,272)
	Total Equity Real Estate Investment Trusts	(431,907)

	Food Products – (1.5)%

(6,700)	Hormel Foods Corporation	(236,175)

(3,300)	Kellogg Company	(244,431)

(2,400)	McCormick & Company, Incorporated	(236,208)

(5,800)	Mondelez International Inc.	(254,736)

(3,000)	Treehouse Foods Inc., (2)	(255,240)
	Total Food Products	(1,226,790)

	Gas Utilities – (0.3)%

(3,100)	Atmos Energy Corporation	(242,699)

	Health Care Equipment & Supplies – (1.4)%

(4,200)	DENTSPLY SIRONA Inc.	(266,784)

(2,700)	DexCom, Inc., (2)	(211,032)

(2,500)	Edwards Lifesciences Corporation, (2)	(235,100)

(300)	Intuitive Surgical, Inc., (2)	(221,100)

(1,900)	Stryker Corporation	(244,264)
	Total Health Care Equipment & Supplies	(1,178,280)

	Hotels, Restaurants & Leisure – (0.6)%

(600)	Chipotle Mexican Grill, (2)	(251,244)

(500)	Starbucks Corporation	(28,435)

(1,900)	Wynn Resorts Ltd	(182,685)
	Total Hotels, Restaurants & Leisure	(462,364)

	Household Durables – (1.0)%

(5,300)	Lennar Corporation, Class A	(258,587)

(1,200)	Mohawk Industries Inc., (2)	(271,632)

(5,200)	Newell Brands Inc.	(254,956)
	Total Household Durables	(785,175)

	Household Products – (0.9)%

(1,800)	Clorox Company	(246,258)

(3,600)	Colgate-Palmolive Company	(262,728)

(2,700)	Procter & Gamble Company	(245,889)
	Total Household Products	(754,875)

NUVEEN	75

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – (0.3)%

(1,200)	3M Co.	$(223,620)

(400)	Honeywell International Inc.	(49,800)
	Total Industrial Conglomerates	(273,420)

	Insurance – (0.9)%

(1,800)	Ace Limited	(248,706)

(1,900)	Erie Indemnity Company	(225,359)

(3,600)	Mercury General Corporation	(211,068)

(1,200)	MetLife, Inc.	(62,928)
	Total Insurance	(748,061)

	Internet and Direct Marketing Retail – (0.9)%

(300)	Amazon.com, Inc., (2)	(253,512)

(5,700)	Liberty Ventures, (2)	(250,002)

(1,600)	NetFlix.com Inc., (2)	(227,408)
	Total Internet and Direct Marketing Retail	(730,922)

	Internet Software & Services – (0.3)%

(19,100)	Pandora Media, Inc., (2)	(236,458)

	IT Services – (0.3)%

(3,200)	Global Payments Inc.	(255,008)

	Leisure Products – (0.3)%

(9,600)	Mattel, Inc.	(247,008)

	Life Sciences Tools & Services – (0.3)%

(1,200)	Illumina Inc., (2)	(200,880)

	Machinery – (0.3)%

(4,100)	Pentair Limited	(238,046)

	Media – (0.3)%

(800)	Charter Communications, Inc., Class A, (2)	(258,448)

	Metals & Mining – (0.4)%

(3,000)	Compass Minerals International, Inc.	(227,400)

(2,100)	Southern Copper Corporation	(76,986)
	Total Metals & Mining	(304,386)

	Multi-Utilities – (0.9)%

(3,100)	Consolidated Edison, Inc.	(238,824)

(3,400)	Dominion Resources, Inc.	(263,976)

(2,300)	Sempra Energy	(253,667)
	Total Multi-Utilities	(756,467)

	Oil, Gas & Consumable Fuels – (3.8)%

(4,700)	Apache Corporation	(247,173)

(9,700)	Cabot Oil & Gas Corporation	(212,430)

76	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(4,700)	Cheniere Energy Inc., (2)	$(225,835)

(24,700)	Chesapeake Energy Corporation	(134,615)

(1,500)	Cimarex Energy Company	(188,580)

(700)	Concho Resources Inc., (2)	(92,715)

(5,600)	Devon Energy Corporation	(242,816)

(2,600)	EOG Resources, Inc.	(252,174)

(3,100)	Exxon Mobil Corporation	(252,092)

(8,000)	Golar LNG, Limited	(218,480)

(4,800)	Hess Corporation	(246,912)

(2,500)	Kosmos Energy Inc., (2)	(15,350)

(200)	Newfield Exploration Company, (2)	(7,292)

(3,800)	Occidental Petroleum Corporation	(249,090)

(3,200)	Phillips 66	(250,208)

(1,300)	Pioneer Natural Resources Company	(241,761)

(3,600)	WPX Energy Inc., (2)	(46,440)
	Total Oil, Gas & Consumable Fuels	(3,123,963)

	Personal Products – (0.6)%

(13,200)	Coty Inc., Class A	(247,896)

(3,000)	Estee Lauder Companies Inc., Class A	(248,550)
	Total Personal Products	(496,446)

	Pharmaceuticals – (0.8)%

(4,400)	Bristol-Myers Squibb Company	(249,524)

(100)	Johnson & Johnson	(12,221)

(6,100)	Mylan NV, (2)	(255,285)

(2,100)	Zoetis Incorporated	(111,951)
	Total Pharmaceuticals	(628,981)

	Semiconductors & Semiconductor Equipment – (0.6)%

(1,200)	Broadcom Limited	(253,116)

(1,300)	NVIDIA Corporation	(131,924)

(15,100)	SunPower Corporation, (2)	(132,276)
	Total Semiconductors & Semiconductor Equipment	(517,316)

	Software – (1.2)%

(22,100)	FireEye Inc., (2)	(248,846)

(200)	Guidewire Software Incorporated, (2)	(10,928)

(3,100)	Salesforce.com, Inc., (2)	(252,185)

(5,900)	SS&C Technologies Holdings Inc.	(206,618)

(200)	Tyler Technologies Inc., (2)	(30,330)

(500)	Ultimate Software Group, Inc., (2)	(96,695)

(2,000)	Workday Inc., Class A, (2)	(165,860)
	Total Software	(1,011,462)

NUVEEN	77

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail – (1.0)%

(1,100)	Advance Auto Parts, Inc.	$(172,271)

(300)	AutoZone, Inc., (2)	(220,965)

(2,800)	CarMax, Inc., (2)	(180,712)

(900)	O’Reilly Automotive Inc., (2)	(244,539)
	Total Specialty Retail	(818,487)

	Technology Hardware, Storage & Peripherals – (0.2)%

(8,300)	Stratasys, Inc., (2)	(164,091)

	Textiles, Apparel & Luxury Goods – (0.5)%

(4,300)	Nike, Inc., Class B	(245,788)

(6,500)	Under Armour, Inc., (2)	(134,030)
	Total Textiles, Apparel & Luxury Goods	(379,818)

	Thrifts & Mortgage Finance – (0.3)%

(14,900)	New York Community Bancorp Inc.	(227,672)

	Tobacco – (0.6)%

(2,400)	Philip Morris International	(262,440)

(3,800)	Reynolds American Inc.	(233,966)
	Total Tobacco	(496,406)

	Water Utilities – (0.6)%

(3,400)	American Water Works Company	(265,200)

(7,700)	Aqua America Inc.	(244,398)
	Total Water Utilities	(509,598)
	Total Common Stocks Sold Short (proceeds $24,900,678)	(24,865,866)
	Other Assets Less Liabilities – 0.2%	137,524
	Net Assets – 100%	$82,300,301

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $34,005,907 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

78	NUVEEN

Nuveen Equity Long/Short Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 148.2%

	COMMON STOCKS – 148.2%

	Aerospace & Defense – 2.8%

8,000	Boeing Company	$1,441,840

4,500	TransDigm Group Inc., (2)	1,143,900
	Total Aerospace & Defense	2,585,740

	Airlines – 2.2%

10,500	Copa Holdings SA, Class A	1,118,145

18,000	Delta Air Lines, Inc.	898,740
	Total Airlines	2,016,885

	Auto Components – 1.1%

7,400	Lear Corporation	1,050,726

	Banks – 9.3%

72,300	Bank of America Corporation	1,784,364

24,600	Citigroup Inc.	1,471,326

22,400	JPMorgan Chase & Co.	2,029,888

72,900	Regions Financial Corporation	1,113,183

19,800	SunTrust Banks, Inc.	1,177,902

26,100	Synovus Financial Corp.	1,101,942
	Total Banks	8,678,605

	Biotechnology – 7.9%

8,700	Amgen Inc.	1,535,811

4,500	Biogen Inc., (2)	1,298,700

11,500	Celgene Corporation, (2)	1,420,365

13,900	Gilead Sciences Inc.	979,672

9,400	Incyte Pharmaceuticals Inc., (2)	1,251,140

18,000	Ionis Pharmaceuticals, Inc., (2)	895,860
	Total Biotechnology	7,381,548

	Building Products – 1.2%

19,500	Owens Corning	1,140,555

	Capital Markets – 3.7%

27,000	E*Trade Group Inc., (2)	931,770

28,400	Morgan Stanley	1,297,028

9,000	Raymond James Financial Inc.	707,040

6,700	State Street Corporation	534,057
	Total Capital Markets	3,469,895

NUVEEN	79

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 4.8%

19,300	Cabot Corporation	$1,119,014

12,100	Celanese Corporation, Series A	1,078,957

13,800	Eastman Chemical Company	1,107,450

50,700	Huntsman Corporation	1,145,820
	Total Chemicals	4,451,241

	Communications Equipment – 4.1%

48,300	Cisco Systems, Inc.	1,650,894

27,500	CommScope Holding Company Inc., (2)	1,046,375

7,800	F5 Networks, Inc., (2)	1,117,506
	Total Communications Equipment	3,814,775

	Construction & Engineering – 2.2%

28,800	Chicago Bridge & Iron Company N.V.	966,816

19,100	Jacobs Engineering Group, Inc.	1,077,431
	Total Construction & Engineering	2,044,247

	Construction Materials – 1.2%

10,900	Eagle Materials Inc.	1,130,439

	Consumer Finance – 1.0%

24,700	Synchrony Financial	895,128

	Containers & Packaging – 3.7%

84,800	Graphic Packaging Holding Company	1,132,080

12,000	Packaging Corp. of America	1,109,160

21,600	WestRock Company	1,160,352
	Total Containers & Packaging	3,401,592

	Diversified Telecommunication Services – 2.2%

39,600	AT&T Inc.	1,654,884

17,700	CenturyLink Inc.	429,402
	Total Diversified Telecommunication Services	2,084,286

	Electric Utilities – 1.9%

11,800	Entergy Corporation	904,588

24,700	FirstEnergy Corp.	801,021
	Total Electric Utilities	1,705,609

	Electrical Equipment – 1.2%

14,800	Regal-Beloit Corporation	1,101,860

	Energy Equipment & Services – 2.4%

14,000	Dril Quip Inc., (2)	858,900

77,500	Ensco PLC	754,850

35,800	Rowan Companies Inc., Class A	648,696
	Total Energy Equipment & Services	2,262,446

80	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 4.0%

10,400	American Tower Corporation	$1,193,816

37,200	Host Hotels & Resorts Inc.	669,228

13,700	Prologis Inc.	699,385

3,900	SL Green Realty Corporation	439,452

22,000	Tanger Factory Outlet Centers	745,140
	Total Equity Real Estate Investment Trusts	3,747,021

	Food & Staples Retailing – 6.0%

16,700	CVS Health Corporation	1,345,686

22,200	Sysco Corporation	1,170,384

15,200	Walgreens Boots Alliance Inc.	1,312,976

8,900	Wal-Mart Stores, Inc.	631,277

37,200	Whole Foods Market, Inc.	1,140,924
	Total Food & Staples Retailing	5,601,247

	Food Products – 3.4%

28,300	ConAgra Foods, Inc.	1,166,243

6,000	JM Smucker Company	850,380

18,800	Tyson Foods, Inc., Class A	1,176,128
	Total Food Products	3,192,751

	Health Care Equipment & Supplies – 1.3%

28,600	Hologic Inc., (2)	1,160,588

	Health Care Providers & Services – 8.9%

9,300	Aetna Inc.	1,197,468

8,000	AmerisourceBergen Corporation	732,080

7,600	Anthem Inc.	1,252,632

17,500	Express Scripts, Holding Company, (2)	1,236,375

13,700	HCA Holdings Inc., (2)	1,195,188

7,800	McKesson HBOC Inc.	1,171,014

2,200	UnitedHealth Group Incorporated	363,836

8,000	Wellcare Health Plans Inc., (2)	1,129,600
	Total Health Care Providers & Services	8,278,193

	Health Care Technology – 1.2%

25,500	Veeva Systems Inc., Class A, (2)	1,114,095

	Hotels, Restaurants & Leisure – 5.8%

15,400	Darden Restaurants, Inc.	1,150,072

5,700	Dominos Pizza Inc.	1,081,917

20,200	Dunkin Brands Group Inc.	1,111,202

19,100	Hyatt Hotels Corporation, Class A, (2)	980,594

16,500	YUM! Brands, Inc.	1,077,780
	Total Hotels, Restaurants & Leisure	5,401,565

NUVEEN	81

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.2%

94,200	AES Corporation	$1,085,184

	Insurance – 4.2%

3,400	Everest Reinsurance Group Ltd	799,476

21,000	First American Corporation	820,470

10,600	Prudential Financial, Inc.	1,171,724

22,600	Unum Group	1,103,558
	Total Insurance	3,895,228

	Internet Software & Services – 1.0%

28,000	Yelp Incorporated, (2)	943,600

	IT Services – 2.9%

4,900	Alliance Data Systems Corporation	1,190,602

13,100	MasterCard, Inc.	1,447,026
	Total IT Services	2,637,628

	Machinery – 7.1%

29,900	Allision Transmission Holdings Inc.	1,075,802

15,400	Crane Company	1,113,266

14,200	Ingersoll Rand Company Limited, Class A	1,126,912

15,300	Oshkosh Truck Corporation	1,038,717

7,500	Parker Hannifin Corporation	1,161,300

24,400	Timken Company	1,078,480
	Total Machinery	6,594,477

	Media – 6.7%

17,800	CBS Corporation, Class B	1,173,376

38,600	Discovery Communications inc., Class A, (2)	1,110,136

24,000	Lions Gate Entertainment Corporation, (2)	642,480

38,200	Live Nation Inc., (2)	1,085,262

48,800	Regal Entertainment Group, Class A	1,053,104

226,800	Sirius XM Holdings Inc.	1,154,412
	Total Media	6,218,770

	Metals & Mining – 2.3%

12,500	Reliance Steel & Aluminum Company	1,058,125

29,200	Steel Dynamics Inc.	1,068,720
	Total Metals & Mining	2,126,845

	Multiline Retail – 1.4%

18,100	Kohl’s Corporation	771,422

9,000	Target Corporation	528,930
	Total Multiline Retail	1,300,352

	Oil, Gas & Consumable Fuels – 3.1%

22,500	PBF Energy Inc.	551,025

82	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

6,200	Tesoro Corporation	$528,178

16,500	Valero Energy Corporation	1,121,175

61,700	Whiting Petroleum Corporation, (2)	669,445
	Total Oil, Gas & Consumable Fuels	2,869,823

	Personal Products – 0.8%

15,700	Nu Skin Enterprises, Inc., Class A	777,778

	Pharmaceuticals – 1.5%

5,500	Allergan PLC	1,346,510

	Professional Services – 1.2%

11,200	Manpower Inc.	1,086,848

	Real Estate Management & Development – 0.5%

16,000	Realogy Holdings Corporation	443,200

	Road & Rail – 1.3%

9,700	Norfolk Southern Corporation	1,173,991

	Semiconductors & Semiconductor Equipment – 2.3%

9,300	Lam Research Corporation	1,102,422

37,600	Teradyne Inc.	1,069,344
	Total Semiconductors & Semiconductor Equipment	2,171,766

	Software – 7.4%

14,300	Citrix Systems, (2)	1,128,985

38,600	Microsoft Corporation	2,469,628

12,800	Red Hat, Inc., (2)	1,059,968

15,900	Synopsys Inc., (2)	1,135,896

12,500	VMware Inc., (2)	1,123,625
	Total Software	6,918,102

	Specialty Retail – 6.7%

19,500	Best Buy Co., Inc.	860,535

13,000	Burlington Store Inc., (2)	1,157,130

29,200	Gap, Inc.	724,744

11,200	Home Depot, Inc.	1,622,992

17,300	Ross Stores, Inc.	1,186,434

25,500	Urban Outfitters, Inc., (2)	663,765
	Total Specialty Retail	6,215,600

	Technology Hardware, Storage & Peripherals – 5.9%

23,300	Apple, Inc.	3,191,867

67,600	HP Inc.	1,174,212

23,300	NCR Corporation, (2)	1,120,031
	Total Technology Hardware, Storage & Peripherals	5,486,110

NUVEEN	83

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 1.2%

12,400	PVH Corporation			$1,135,840

	Trading Companies & Distributors – 3.6%

26,600	HD Suplly Holdings Inc., (2)			1,143,800

9,300	United Rentals Inc., (2)			1,190,679

15,000	WESCO International Inc., (2)			1,042,500
	Total Trading Companies & Distributors			3,376,979

	Wireless Telecommunication Services – 2.4%

118,000	Sprint Corporation, (2)			1,039,580

18,800	T-Mobile US Inc., (2)			1,175,564
	Total Wireless Telecommunication Services			2,215,144
	Total Long-Term Investments (cost $118,081,708)			137,730,812

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

	REPURCHASE AGREEMENTS – 0.4%

$341	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17 repurchase price $340,950, collateralized by $305,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $352,561	0.030%	3/01/17	$340,949
	Total Short-Term Investments (cost $340,949)			340,949
	Total Investments (cost $118,422,657) – 148.6%			138,071,761

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (79.5)% (3)

	Aerospace & Defense – (0.6)%

(5,900)	Orbital ATK, Inc.			$(545,278)

	Automobiles – (0.8)%

(2,900)	Tesla Motors Inc., (2)			(724,971)

	Banks – (0.8)%

(12,400)	Commerce Bancshares Inc.			(731,848)

	Beverages – (2.4)%

(15,300)	Brown-Forman Corporation, Class B			(746,028)

(7,500)	Molson Coors Brewing Company, Class B			(752,925)

(16,600)	Monster Beverage Corporation, (2)			(687,904)
	Total Beverages			(2,186,857)

	Biotechnology – (1.6)%

(5,800)	Intercept Pharmaceuticals Incorporated, (2)			(740,022)

(85,600)	Opko Health Inc., (2)			(718,184)
	Total Biotechnology			(1,458,206)

84	NUVEEN

Shares	Description (1)	Value

	Building Products – (0.8)%

(16,000)	Armstrong World Industries Inc., (2)	$(736,000)

	Capital Markets – (2.0)%

(4,100)	Affiliated Managers Group Inc.	(688,513)

(25,000)	Artisan Partners Asset Management Inc., Class A	(711,250)

(13,800)	Interactive Brokers Group, Inc.	(506,598)
	Total Capital Markets	(1,906,361)

	Chemicals – (5.3)%

(23,600)	CF Industries Holdings, Inc.	(741,512)

(9,200)	E.I. Du Pont de Nemours and Company	(722,568)

(4,400)	International Flavors & Fragrances Inc.	(553,080)

(1,600)	NewMarket Corporation	(697,104)

(7,100)	PPG Industries, Inc.	(727,253)

(6,200)	Praxair, Inc.	(736,002)

(10,400)	WR Grace & Company	(736,736)
	Total Chemicals	(4,914,255)

	Commercial Services & Supplies – (0.7)%

(19,000)	Rollins Inc.	(694,640)

	Containers & Packaging – (0.8)%

(10,200)	Ball Corporation	(750,006)

	Distributors – (0.7)%

(20,400)	LKQ Corporation, (2)	(644,232)

	Diversified Telecommunication Services – (0.8)%

(15,200)	Verizon Communications Inc.	(754,376)

	Electric Utilities – (2.9)%

(19,400)	Alliant Energy Corporation	(765,912)

(11,500)	PG&E Corporation	(767,625)

(15,100)	Southern Company	(767,382)

(7,100)	Westar Energy Inc.	(383,258)
	Total Electric Utilities	(2,684,177)

	Electrical Equipment – (0.7)%

(3,300)	Acuity Brands Inc.	(697,290)

	Electronic Equipment, Instruments & Components – (0.6)%

(18,200)	National Instruments Corporation	(586,768)

	Energy Equipment & Services – (2.1)%

(13,900)	Halliburton Company	(743,094)

(7,500)	Schlumberger Limited	(602,700)

(103,000)	Weatherford International PLC, (2)	(582,980)
	Total Energy Equipment & Services	(1,928,774)

NUVEEN	85

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – (3.6)%

(18,500)	Kimco Realty Corporation	$(448,625)

(15,300)	National Retail Properties, Inc.	(692,172)

(7,600)	Realty Income Corporation	(465,728)

(6,300)	Regency Centers Corporation	(443,205)

(8,800)	Ventas Inc.	(572,440)

(21,800)	Weyerhaeuser Company	(735,096)
	Total Equity Real Estate Investment Trusts	(3,357,266)

	Food & Staples Retailing – (0.8)%

(6,300)	Casey’s General Stores, Inc.	(721,854)

	Food Products – (3.5)%

(21,400)	Hormel Foods Corporation	(754,350)

(7,400)	Kellogg Company	(548,118)

(7,200)	McCormick & Company, Incorporated	(708,624)

(11,500)	Mondelez International Inc.	(505,080)

(8,700)	Treehouse Foods Inc., (2)	(740,196)
	Total Food Products	(3,256,368)

	Gas Utilities – (0.8)%

(9,600)	Atmos Energy Corporation	(751,584)

	Health Care Equipment & Supplies – (3.1)%

(12,200)	DENTSPLY SIRONA Inc.	(774,944)

(7,900)	DexCom, Inc., (2)	(617,464)

(7,900)	Edwards Lifesciences Corp., (2)	(742,916)

(8,700)	West Pharmaceutical Services Inc.	(717,489)
	Total Health Care Equipment & Supplies	(2,852,813)

	Hotels, Restaurants & Leisure – (0.8)%

(900)	Chipotle Mexican Grill, (2)	(376,866)

(4,000)	Wynn Resorts Ltd	(384,600)
	Total Hotels, Restaurants & Leisure	(761,466)

	Household Durables – (1.2)%

(1,800)	Mohawk Industries Inc., (2)	(407,448)

(14,900)	Newell Brands Inc.	(730,547)
	Total Household Durables	(1,137,995)

	Household Products – (1.4)%

(5,400)	Clorox Company	(738,774)

(7,500)	Colgate-Palmolive Company	(547,350)
	Total Household Products	(1,286,124)

	Insurance – (3.0)%

(5,400)	Ace Limited	(746,118)

86	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

(6,200)	Erie Indemnity Company	$(735,382)

(12,800)	Mercury General Corporation	(750,464)

(10,200)	MetLife, Inc.	(534,888)
	Total Insurance	(2,766,852)

	Internet & Catalog Retail – (2.3)%

(34,100)	Liberty Interactive Corporation, Class A, (2)	(643,808)

(17,000)	Liberty Ventures, (2)	(745,620)

(17,500)	TripAdvisor Inc., (2)	(725,725)
	Total Internet & Catalog Retail	(2,115,153)

	Internet Software & Services – (1.4)%

(50,100)	Pandora Media, Inc., (2)	(620,238)

(20,800)	Zillow Group, Inc., (2)	(705,952)
	Total Internet Software & Services	(1,326,190)

	IT Services – (0.8)%

(9,400)	Global Payments Inc.	(749,086)

	Leisure Products – (0.8)%

(28,800)	Mattel, Inc.	(741,024)

	Life Sciences Tools & Services – (1.4)%

(2,800)	Bio-Rad Laboratories Inc., (2)	(544,992)

(30,100)	Bruker Biosciences Corporation	(726,915)
	Total Life Sciences Tools & Services	(1,271,907)

	Machinery – (0.8)%

(12,600)	Pentair Limited	(731,556)

	Media – (0.8)%

(2,200)	Charter Communications, Inc., Class A, (2)	(710,732)

	Metals & Mining – (0.8)%

(9,700)	Compass Minerals International, Inc.	(735,260)

	Multi-Utilities – (1.6)%

(9,200)	Consolidated Edison, Inc.	(708,768)

(9,800)	Dominion Resources, Inc.	(760,872)
	Total Multi-Utilities	(1,469,640)

	Oil, Gas & Consumable Fuels – (6.9)%

(14,600)	Cheniere Energy Inc., (2)	(701,530)

(4,800)	Cimarex Energy Company	(603,456)

(14,200)	Devon Energy Corporation	(615,712)

(6,300)	EOG Resources, Inc.	(611,037)

(4,600)	Exxon Mobil Corporation	(374,072)

(12,300)	Golar LNG, Limited	(335,913)

NUVEEN	87

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(12,800)	Hess Corporation	$(658,432)

(93,100)	Kosmos Energy Inc., (2)	(571,634)

(9,800)	Occidental Petroleum Corporation	(642,390)

(6,500)	Phillips 66	(508,235)

(16,800)	Range Resources Corporation	(464,016)

(28,800)	WPX Energy Inc., (2)	(371,520)
	Total Oil, Gas & Consumable Fuels	(6,457,947)

	Personal Products – (1.4)%

(39,300)	Coty Inc., Class A	(738,054)

(7,100)	Estee Lauder Companies Inc., Class A	(588,235)
	Total Personal Products	(1,326,289)

	Pharmaceuticals – (1.4)%

(9,900)	Bristol-Myers Squibb Company	(561,429)

(17,200)	Mylan NV, (2)	(719,820)
	Total Pharmaceuticals	(1,281,249)

	Professional Services – (0.8)%

(5,700)	Equifax Inc.	(747,327)

	Semiconductors & Semiconductor Equipment – (1.1)%

(2,400)	Broadcom Limited	(506,232)

(15,000)	First Solar Inc., (2)	(542,850)
	Total Semiconductors & Semiconductor Equipment	(1,049,082)

	Software – (5.0)%

(64,500)	FireEye Inc., (2)	(726,270)

(8,300)	Guidewire Software Incorporated, (2)	(453,512)

(8,200)	Salesforce.com, Inc., (2)	(667,070)

(22,000)	SS&C Technologies Holdings Inc.	(770,440)

(4,900)	Tyler Technologies Inc., (2)	(743,085)

(3,200)	Ultimate Software Group, Inc., (2)	(618,848)

(8,400)	Workday Inc., Class A, (2)	(696,612)
	Total Software	(4,675,837)

	Specialty Retail – (3.2)%

(4,700)	Advance Auto Parts, Inc.	(736,067)

(11,300)	CarMax, Inc., (2)	(729,302)

(8,100)	Tiffany & Co.	(744,147)

(10,400)	Tractor Supply Company	(737,464)
	Total Specialty Retail	(2,946,980)

	Textiles, Apparel & Luxury Goods – (3.3)%

(19,200)	Coach, Inc.	(731,328)

(35,000)	Hanesbrands Inc.	(700,350)

88	NUVEEN

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

(8,800)	Lululemon Athletica Inc., (2)	$(574,288)

(28,000)	Skechers USA Inc., (2)	(718,760)

(18,900)	Under Armour, Inc., (2)	(389,718)
	Total Textiles, Apparel & Luxury Goods	(3,114,444)

	Thrifts & Mortgage Finance – (0.8)%

(47,700)	New York Community Bancorp Inc.	(728,856)

	Tobacco – (0.6)%

(5,300)	Philip Morris International	(579,555)

	Trading Companies & Distributors – (0.8)%

(14,500)	Fastenal Company	(725,435)

	Water Utilities – (1.7)%

(9,900)	American Water Works Company	(772,200)

(24,300)	Aqua America Inc.	(771,282)
	Total Water Utilities	(1,543,482)
	Total Common Stocks Sold Short (proceeds $71,347,167)	(73,863,392)
	Other Assets Less Liabilities – 30.9%	28,726,972
	Net Assets – 100%	$92,935,341

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $68,288,723 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	89

Nuveen Equity Market Neutral Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 3.1%

3,600	Boeing Company	$648,828

10,400	Spirit AeroSystems Holdings Inc.	640,744

2,400	TransDigm Group Inc., (2)	610,080
	Total Aerospace & Defense	1,899,652

	Airlines – 3.0%

6,100	Copa Holdings SA	649,589

11,200	Delta Air Lines, Inc.	559,216

8,900	United Continental Holdings Inc., (2)	659,401
	Total Airlines	1,868,206

	Auto Components – 2.0%

4,500	Lear Corporation	638,955

6,400	Visteon Corporation, (2)	593,088
	Total Auto Components	1,232,043

	Automobiles – 2.9%

46,100	Ford Motor Company	577,633

17,000	General Motors Company	626,280

10,300	Harley-Davidson, Inc.	580,714
	Total Automobiles	1,784,627

	Banks – 1.8%

26,300	Bank of America Corporation	649,084

10,700	Zions Bancorporation	480,430
	Total Banks	1,129,514

	Biotechnology – 4.4%

3,700	Amgen Inc.	653,161

2,400	Biogen Inc., (2)	692,640

5,500	Celgene Corporation, (2)	679,305

9,700	Gilead Sciences, Inc.	683,656
	Total Biotechnology	2,708,762

	Building Products – 1.0%

10,400	Owens Corning	608,296

	Capital Markets – 5.6%

12,600	Bank New York Mellon	593,964

7,800	E*Trade Group Inc., (2)	269,178

2,700	Goldman Sachs Group, Inc.	669,762

90	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

13,600	Morgan Stanley	$621,112

8,400	Raymond James Financial Inc.	659,904

4,900	S&P Global, Inc.	634,403
	Total Capital Markets	3,448,323

	Chemicals – 1.0%

10,600	Cabot Corporation	614,588

	Commercial Services & Supplies – 0.9%

33,400	R.R. Donnelley & Sons Company	560,118

	Communications Equipment – 2.0%

17,000	Cisco Systems, Inc.	581,060

4,700	F5 Networks, Inc., (2)	673,369
	Total Communications Equipment	1,254,429

	Construction & Engineering – 1.8%

16,500	Chicago Bridge & Iron Company N.V.	553,905

10,100	Jacobs Engineering Group, Inc.	569,741
	Total Construction & Engineering	1,123,646

	Construction Materials – 1.0%

6,100	Eagle Materials Inc.	632,631

	Containers & Packaging – 3.0%

13,100	Berry Plastics Corporation, (2)	659,323

6,100	Packaging Corp. of America	563,823

12,000	WestRock Company	644,640
	Total Containers & Packaging	1,867,786

	Diversified Telecommunication Services – 1.3%

22,800	CenturyLink Inc.	553,128

32,300	Windstream Holdings Inc.	241,281
	Total Diversified Telecommunication Services	794,409

	Electrical Equipment – 0.9%

7,400	Regal-Beloit Corporation	550,930

	Electronic Equipment, Instruments & Components – 2.8%

8,100	Arrow Electronics, Inc., (2)	584,820

24,800	Jabil Circuit Inc.	632,648

34,300	Vishay Intertechnology Inc.	543,655
	Total Electronic Equipment, Instruments & Components	1,761,123

	Energy Equipment & Services – 2.5%

9,000	Dril Quip Inc., (2)	552,150

28,500	Rowan Companies Inc.	516,420

36,300	Transocean Inc.	501,666
	Total Energy Equipment & Services	1,570,236

NUVEEN	91

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 0.9%

15,800	Tanger Factory Outlet Centers	$535,146

	Food & Staples Retailing – 3.0%

12,000	Sysco Corporation	632,640

7,800	Walgreens Boots Alliance Inc.	673,764

7,600	Wal-Mart Stores, Inc.	539,068
	Total Food & Staples Retailing	1,845,472

	Food Products – 0.8%

7,500	Tyson Foods, Inc., Class A	469,200

	Health Care Providers & Services – 5.1%

4,300	Aetna Inc.	553,668

1,800	AmerisourceBergen Corporation	164,718

7,900	Cardinal Health, Inc.	642,823

8,600	Express Scripts, Holding Company, (2)	607,590

3,900	McKesson HBOC Inc.	585,507

4,300	Wellcare Health Plans Inc., (2)	607,160
	Total Health Care Providers & Services	3,161,466

	Health Care Technology – 1.0%

13,900	Veeva Systems Inc., Class A Shares, (2)	607,291

	Hotels, Restaurants & Leisure – 5.8%

8,800	Brinker International Inc.	371,712

3,700	Dominos Pizza Inc.	702,297

12,300	Dunkin Brands Group Inc.	676,623

12,300	Hyatt Hotels Corporation, Class A, (2)	631,482

20,900	International Game Technology PLC	564,300

9,600	YUM! Brands, Inc.	627,072
	Total Hotels, Restaurants & Leisure	3,573,486

	Household Durables – 1.9%

13,300	Tempur Sealy International, Inc., (2)	614,327

3,100	Whirlpool Corporation	553,629
	Total Household Durables	1,167,956

	Household Products – 0.5%

2,200	Spectrum Brands Inc.	298,584

	IT Services – 2.0%

19,000	Booz Allen Hamilton Holding	679,630

5,300	MasterCard, Inc.	585,438
	Total IT Services	1,265,068

	Machinery – 3.8%

7,200	Ingersoll Rand Company Limited, Class A	571,392

92	NUVEEN

Shares	Description (1)	Value

	Machinery (continued)

18,800	Joy Global Inc.	$529,972

9,500	Oshkosh Truck Corporation	644,955

20,100	Terex Corporation	627,924
	Total Machinery	2,374,243

	Media – 6.0%

9,500	CBS Corporation, Class B	626,240

23,000	Discovery Communications Inc., Class A Shares, (2)	661,480

49,800	Gannett Company, Inc.	434,256

9,700	John Wiley and Sons Inc., Class A	506,340

16,100	Liberty Sirius Group, Class-A Shares, (2)	633,213

25,800	Regal Entertainment Group, Class A	556,764

3,300	Scripps Networks Interactive, Class A Shares	266,541
	Total Media	3,684,834

	Metals & Mining – 1.0%

17,000	Steel Dynamics Inc.	622,200

	Mortgage Real Estate Investment Trusts – 1.0%

33,000	Chimera Investments Corporation	634,920

	Multiline Retail – 2.7%

9,300	Big Lots, Inc.	477,462

5,000	Dillard’s, Inc., Class A	272,600

11,600	Kohl’s Corporation	494,392

7,500	Target Corporation	440,775
	Total Multiline Retail	1,685,229

	Oil, Gas & Consumable Fuels – 2.4%

7,200	Tesoro Corporation	613,368

35,100	Whiting Petroleum Corporation, (2)	380,835

14,200	World Fuel Services Corporation	513,614
	Total Oil, Gas & Consumable Fuels	1,507,817

	Personal Products – 0.7%

9,300	Nu Skin Enterprises, Inc., Class A	460,722

	Professional Services – 1.0%

6,200	Manpower Inc.	601,648

	Real Estate Management & Development – 2.0%

18,400	CBRE Group Inc., (2)	655,408

21,500	Realogy Holdings Corporation	595,550
	Total Real Estate Management & Development	1,250,958

	Road & Rail – 0.1%

2,400	Avis Budget Group Inc., (2)	82,992

NUVEEN	93

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)			Value

	Software – 3.6%

13,400	Cadence Design Systems, Inc., (2)			$414,060

6,200	Citrix Systems, (2)			489,490

9,000	Synopsys Inc., (2)			642,960

7,500	VMware Inc., (2)			674,175
	Total Software			2,220,685

	Specialty Retail – 6.0%

14,500	Best Buy Co., Inc.			639,885

7,800	Burlington Store Inc., (2)			694,278

25,400	Gap, Inc.			630,428

4,200	Home Depot, Inc.			608,622

68,900	Staples, Inc.			619,411

19,100	Urban Outfitters, Inc., (2)			497,173
	Total Specialty Retail			3,689,797

	Technology Hardware, Storage & Peripherals – 3.2%

4,800	Apple, Inc.			657,552

38,100	HP Inc.			661,797

13,200	NCR Corporation, (2)			634,524
	Total Technology Hardware, Storage & Peripherals			1,953,873

	Trading Companies & Distributors – 0.9%

8,400	WESCO International Inc., (2)			583,800

	Wireless Telecommunication Services – 2.8%

65,900	Sprint Corporation, (2)			580,579

18,900	Telephone and Data Systems Inc.			510,867

10,700	T-Mobile US Inc., (2)			669,071
	Total Wireless Telecommunication Services			1,760,517
	Total Long-Term Investments (cost $54,207,699)			61,447,223

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$876	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17, repurchase price $875,760, collateralized by $800,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $897,509	0.030%	3/01/17	$875,759
	Total Short-Term Investments (cost $875,759)			875,759
	Total Investments (cost $55,083,458) – 100.7%			62,322,982

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (91.9)% (3)

	Aerospace & Defense – (0.9)%

(5,900)	Orbital ATK, Inc.			$(545,278)

94	NUVEEN

Shares	Description (1)	Value

	Automobiles – (0.9)%

(2,300)	Tesla Motors Inc., (2)	$(574,977)

	Beverages – (3.6)%

(12,900)	Brown-Forman Corporation	(629,004)

(11,300)	Coca-Cola Company	(474,148)

(6,100)	Molson Coors Brewing Company, Class B	(612,379)

(12,500)	Monster Beverage Corporation, (2)	(518,000)
	Total Beverages	(2,233,531)

	Biotechnology – (1.3)%

(3,100)	Intercept Pharmaceuticals Incorporated, (2)	(395,529)

(45,100)	Opko Health Inc., (2)	(378,389)
	Total Biotechnology	(773,918)

	Building Products – (1.0)%

(13,100)	Armstrong World Industries Inc., (2)	(602,600)

	Capital Markets – (1.9)%

(3,600)	Affiliated Managers Group Inc.	(604,548)

(19,400)	Artisan Partners Asset Management Inc.	(551,930)
	Total Capital Markets	(1,156,478)

	Chemicals – (6.6)%

(17,600)	CF Industries Holdings, Inc.	(552,992)

(1,900)	Dow Chemical Company	(118,294)

(6,800)	E.I. Du Pont de Nemours and Company	(534,072)

(4,200)	International Flavors & Fragrances Inc.	(527,940)

(1,300)	NewMarket Corporation	(566,397)

(5,800)	PPG Industries, Inc.	(594,094)

(5,100)	Praxair, Inc.	(605,421)

(8,400)	WR Grace & Company	(595,056)
	Total Chemicals	(4,094,266)

	Commercial Services & Supplies – (1.0)%

(16,600)	Rollins Inc.	(606,896)

	Consumer Finance – (1.0)%

(22,200)	OneMain Holdings Inc., (2)	(622,044)

	Containers & Packaging – (0.9)%

(8,000)	Ball Corporation	(588,240)

	Electric Utilities – (4.7)%

(14,800)	Alliant Energy Corporation	(584,304)

(7,600)	Duke Energy Corporation	(627,380)

(8,900)	PG&E Corporation	(594,075)

(12,200)	Southern Company	(620,004)

NUVEEN	95

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Electric Utilities (continued)

(9,000)	Westar Energy Inc.	$(485,820)
	Total Electric Utilities	(2,911,583)

	Electrical Equipment – (0.9)%

(2,700)	Acuity Brands Inc.	(570,510)

	Electronic Equipment, Instruments & Components – (1.0)%

(18,300)	National Instruments Corporation	(589,992)

	Energy Equipment & Services – (2.7)%

(10,200)	Halliburton Company	(545,292)

(6,600)	Schlumberger Limited	(530,376)

(105,200)	Weatherford International PLC, (2)	(595,432)
	Total Energy Equipment & Services	(1,671,100)

	Equity Real Estate Investment Trusts – (2.8)%

(24,500)	Kimco Realty Corporation	(594,125)

(9,000)	Ventas Inc.	(585,450)

(16,300)	Weyerhaeuser Company	(549,636)
	Total Equity Real Estate Investment Trusts	(1,729,211)

	Food & Staples Retailing – (0.9)%

(5,000)	Casey’s General Stores, Inc.	(572,900)

	Food Products – (3.0)%

(17,000)	Hormel Foods Corporation	(599,250)

(1,300)	Kellogg Company	(96,291)

(5,900)	McCormick & Company, Incorporated	(580,678)

(6,900)	Treehouse Foods Inc., (2)	(587,052)
	Total Food Products	(1,863,271)

	Gas Utilities – (1.0)%

(7,700)	Atmos Energy Corporation	(602,833)

	Health Care Equipment & Supplies – (3.6)%

(10,300)	DENTSPLY SIRONA Inc.	(654,256)

(6,600)	DexCom, Inc., (2)	(515,856)

(5,900)	Edwards Lifesciences Corporation, (2)	(554,836)

(6,400)	West Pharmaceutical Services Inc.	(527,808)
	Total Health Care Equipment & Supplies	(2,252,756)

	Hotels, Restaurants & Leisure – (1.9)%

(1,400)	Chipotle Mexican Grill, (2)	(586,236)

(6,000)	Wynn Resorts Ltd	(576,900)
	Total Hotels, Restaurants & Leisure	(1,163,136)

	Household Durables – (3.0)%

(13,000)	Lennar Corporation, Class A	(634,270)

96	NUVEEN

Shares	Description (1)	Value

	Household Durables (continued)

(2,800)	Mohawk Industries Inc., (2)	$(633,808)

(12,600)	Newell Brands Inc.	(617,778)
	Total Household Durables	(1,885,856)

	Household Products – (2.1)%

(4,300)	Clorox Company	(588,283)

(8,200)	Colgate-Palmolive Company	(598,436)

(1,100)	Procter & Gamble Company	(100,177)
	Total Household Products	(1,286,896)

	Insurance – (2.7)%

(4,300)	Ace Limited	(594,131)

(4,900)	Erie Indemnity Company	(581,189)

(8,900)	Mercury General Corporation	(521,807)
	Total Insurance	(1,697,127)

	Internet and Direct Marketing Retail – (2.7)%

(4,700)	Liberty Interactive Corporation, Class A Shares, (2)	(88,736)

(13,500)	Liberty Ventures, (2)	(592,110)

(3,700)	NetFlix.com Inc., (2)	(525,881)

(10,900)	TripAdvisor Inc., (2)	(452,023)
	Total Internet and Direct Marketing Retail	(1,658,750)

	Internet Software & Services – (0.9)%

(42,700)	Pandora Media, Inc., (2)	(528,626)

	IT Services – (0.9)%

(7,200)	Global Payments Inc.	(573,768)

	Leisure Products – (1.0)%

(23,200)	Mattel, Inc.	(596,936)

	Life Sciences Tools & Services – (2.2)%

(3,000)	Bio-Rad Laboratories Inc., (2)	(583,920)

(25,000)	Bruker Biosciences Corporation	(603,750)

(2,800)	Perkinelmer Inc.	(151,928)
	Total Life Sciences Tools & Services	(1,339,598)

	Machinery – (0.9)%

(10,100)	Pentair Limited	(586,406)

	Media – (0.9)%

(1,800)	Charter Communications, Inc., Class A, (2)	(581,508)

	Metals & Mining – (0.9)%

(7,800)	Compass Minerals International, Inc.	(591,240)

NUVEEN	97

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities – (1.0)%

(8,200)	Dominion Resources, Inc.	$(636,648)

	Oil, Gas & Consumable Fuels – (7.5)%

(11,100)	Cheniere Energy Inc., (2)	(533,355)

(3,800)	Cimarex Energy Company	(477,736)

(10,900)	Devon Energy Corporation	(472,624)

(5,100)	EOG Resources, Inc.	(494,649)

(6,900)	Exxon Mobil Corporation	(561,108)

(7,900)	Golar LNG, Limited	(215,749)

(11,200)	Hess Corporation	(576,128)

(6,900)	Occidental Petroleum Corporation	(452,295)

(800)	Phillips 66	(62,552)

(2,400)	Pioneer Natural Resources Company	(446,328)

(4,200)	Range Resources Corporation	(116,004)

(20,000)	WPX Energy Inc., (2)	(258,000)
	Total Oil, Gas & Consumable Fuels	(4,666,528)

	Personal Products – (1.7)%

(32,100)	Coty Inc., Class A	(602,838)

(6,000)	Edgewell Personal Care Co.	(443,040)
	Total Personal Products	(1,045,878)

	Pharmaceuticals – (1.3)%

(3,100)	Bristol-Myers Squibb Company	(175,801)

(15,100)	Mylan NV, (2)	(631,935)
	Total Pharmaceuticals	(807,736)

	Professional Services – (0.9)%

(4,100)	Equifax Inc.	(537,551)

	Textiles, Apparel & Luxury Goods – (4.1)%

(15,200)	Coach, Inc.	(578,968)

(28,500)	Hanesbrands Inc.	(570,285)

(7,900)	Lululemon Athletica Inc., (2)	(515,554)

(21,900)	Skechers USA Inc., (2)	(562,173)

(15,200)	Under Armour, Inc., (2)	(313,424)
	Total Textiles, Apparel & Luxury Goods	(2,540,404)

	Semiconductors & Semiconductor Equipment – (1.6)%

(2,700)	Broadcom Limited	(569,511)

(46,100)	SunPower Corporation, (2)	(403,836)
	Total Semiconductors & Semiconductor Equipment	(973,347)

	Software – (4.5)%

(44,000)	FireEye Inc., (2)	(495,440)

98	NUVEEN

Shares	Description (1)	Value

	Software (continued)

(7,200)	Salesforce.com, Inc., (2)	$(585,720)

(14,900)	SS&C Technologies Holdings Inc.	(521,798)

(1,000)	Tyler Technologies Inc., (2)	(151,650)

(2,300)	Ultimate Software Group, Inc., (2)	(444,797)

(6,900)	Workday Inc., Class A, (2)	(572,217)
	Total Software	(2,771,622)

	Specialty Retail – (3.4)%

(3,100)	Advance Auto Parts, Inc.	(485,491)

(8,300)	CarMax, Inc., (2)	(535,682)

(6,100)	Tiffany & Co.	(560,407)

(7,200)	Tractor Supply Company	(510,552)
	Total Specialty Retail	(2,092,132)

	Technology Hardware, Storage & Peripherals – (0.3)%

(10,300)	Stratasys, Inc., (2)	(203,631)

	Thrifts & Mortgage Finance – (1.0)%

(39,100)	New York Community Bancorp Inc.	(597,448)

	Tobacco – (1.8)%

(5,400)	Philip Morris International	(590,490)

(9,000)	Reynolds American Inc.	(554,130)
	Total Tobacco	(1,144,620)

	Trading Companies & Distributors – (0.9)%

(11,000)	Fastenal Company	(550,330)

	Water Utilities – (2.1)%

(8,200)	American Water Works Company	(639,600)

(19,900)	Aqua America Inc.	(631,626)
	Total Water Utilities	(1,271,226)
	Total Common Stocks Sold Short (proceeds $56,979,956)	(56,891,332)
	Other Assets Less Liabilities – 91.2%	56,487,996
	Net Assets – 100%	$61,919,646

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $10,971,601 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	99

Statement of

Assets and Liabilities	February 28, 2017 (Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Assets
Long-term investments, at value ($385,124,019, $309,205,962, $68,189,918, $81,966,935 and $41,457,448, respectively)	$440,963,780	$344,555,540	$76,581,195	$87,475,000	$44,624,981
Short-term investments, at value (cost approximates value)	1,380,985	—	—	—	—
Cash	—	—	43,476	—	—
Cash collateral at brokers(1)	—	—	—	—	—
Receivable for:
Dividends	665,920	418,367	110,407	189,202	84,373
Investments sold	1,611,604	5,860,194	489,889	1,919,085	1,478,401
Shares sold	912,762	2,535,161	185,050	118,896	161,911
Other assets	119,451	15,592	14,207	13,522	12,246
Total assets	445,654,502	353,384,854	77,424,224	89,715,705	46,361,912
Liabilities
Cash overdraft	—	1,541	—	1,082,723	208,516
Common stocks sold short, at value (proceeds $ —, $ —, $ —, $ — and $ —, respectively)	—	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—	—
Investments purchased	2,361,710	7,239,420	407,658	—	1,293,484
Shares redeemed	296,580	547,761	72,066	156,820	78,836
Accrued expenses:
Management fees	216,009	160,492	38,135	44,136	16,941
Trustees fees	100,501	2,953	780	1,058	457
12b-1 distribution and service fees	71,720	55,362	10,431	24,308	9,879
Other	144,091	107,175	41,198	65,645	36,144
Total liabilities	3,190,611	8,114,704	570,268	1,374,690	1,644,257
Net assets	$442,463,891	$345,270,150	$76,853,956	$88,341,015	$44,717,655
Class A Shares
Net assets	$265,252,755	$65,520,573	$15,552,110	$37,240,530	$26,519,706
Shares outstanding	10,277,709	2,170,614	545,284	1,310,962	1,006,381
Net asset value (“NAV”) per share	$25.81	$30.19	$28.52	$28.41	$26.35
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.38	$32.03	$30.26	$30.14	$27.96
Class C Shares
Net assets	$28,268,610	$57,454,545	$9,902,231	$22,236,874	$6,558,887
Shares outstanding	1,142,816	1,925,544	352,148	794,224	249,442
NAV and offering price per share	$24.74	$29.84	$28.12	$28.00	$26.29
Class R3 Shares
Net assets	$226,859	$—	$—	$—	$—
Shares outstanding	8,726	—	—	—	—
NAV and offering price per share	$26.00	$—	$—	$—	$—
Class R6 Shares
Net assets	$18,477,501	$17,425,547	$29,390	$28,174	$—
Shares outstanding	712,056	576,771	1,030	991	—
NAV and offering price per share	$25.95	$30.21	$28.53	$28.42	$—
Class I Shares
Net assets	$130,238,166	$204,869,485	$51,370,225	$28,835,437	$11,639,062
Shares outstanding	5,018,029	6,782,707	1,800,271	1,014,460	441,616
NAV and offering price per share	$25.95	$30.20	$28.53	$28.42	$26.36
Net assets consist of:
Capital paid-in	$382,291,197	$304,128,092	$67,998,892	$88,544,152	$42,573,821
Undistributed (Over-distribution of) net investment income	2,171,249	816,032	141,322	363,928	132,182
Accumulated net realized gain (loss)	2,161,684	4,976,448	322,465	(6,075,130)	(1,155,881)
Net unrealized appreciation (depreciation)	55,839,761	35,349,578	8,391,277	5,508,065	3,167,533
Net assets	$442,463,891	$345,270,150	$76,853,956	$88,341,015	$44,717,655
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01
(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

100	NUVEEN

	Growth	Large Cap Core Plus	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $39,867,862, $94,447,911, $118,081,708 and $54,207,699, respectively)	$49,061,398	$107,028,643	$137,730,812	$61,447,223
Short-term investments, at value (cost approximates value)	—	—	340,949	875,759
Cash	61,492	—	—	520
Cash collateral at brokers(1)	—	173,051	29,360,336	56,490,748
Receivable for:
Dividends	78,526	137,964	154,153	64,094
Investments sold	554,843	1,779,680	2,358,985	1,915,800
Shares sold	296,897	431,098	862,340	165,616
Other assets	26,185	11,599	13,830	11,817
Total assets	50,079,341	109,562,035	170,821,405	120,971,577
Liabilities
Cash overdraft	—	39,746	—	—
Common stocks sold short, at value (proceeds $ —, $24,900,678, $71,347,167 and $56,979,956, respectively)	—	24,865,866	73,863,392	56,891,332
Payable for:
Dividends on common stocks sold short	—	37,320	101,502	76,610
Investments purchased	563,772	2,057,594	3,609,351	1,888,709
Shares redeemed	167,989	132,207	141,948	91,741
Accrued expenses:
Management fees	16,074	64,703	78,112	57,448
Trustees fees	517	819	960	699
12b-1 distribution and service fees	7,549	13,231	11,562	3,458
Other	48,367	50,248	79,237	41,934
Total liabilities	804,268	27,261,734	77,886,064	59,051,931
Net assets	$49,275,073	$82,300,301	$92,935,341	$61,919,646
Class A Shares
Net assets	$8,897,555	$16,490,398	$28,604,979	$9,438,805
Shares outstanding	325,585	568,672	770,899	412,593
Net asset value (“NAV”) per share	$27.33	$29.00	$37.11	$22.88
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$29.00	$30.77	$39.37	$24.28
Class C Shares
Net assets	$7,615,483	$13,076,177	$8,085,376	$2,111,994
Shares outstanding	304,705	459,891	233,323	94,929
NAV and offering price per share	$24.99	$28.43	$34.65	$22.25
Class R3 Shares
Net assets	$234,441	$—	$—	$—
Shares outstanding	8,651	—	—	—
NAV and offering price per share	$27.10	$—	$—	$—
Class R6 Shares
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
NAV and offering price per share	$—	$—	$—	$—
Class I Shares
Net assets	$32,527,594	$52,733,726	$56,244,986	$50,368,847
Shares outstanding	1,169,443	1,813,815	1,483,881	2,181,007
NAV and offering price per share	$27.81	$29.07	$37.90	$23.09
Net assets consist of:
Capital paid-in	$39,609,322	$71,516,688	$82,519,879	$56,603,004
Undistributed (Over-distribution of) net investment income	86,111	(80,038)	(443,818)	(907,895)
Accumulated net realized gain (loss)	386,104	(1,751,893)	(6,273,599)	(1,103,611)
Net unrealized appreciation (depreciation)	9,193,536	12,615,544	17,132,879	7,328,148
Net assets	$49,275,073	$82,300,301	$92,935,341	$61,919,646
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	101

Statement of

Operations	Six Months Ended February 28, 2017 (Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Investment Income (net of foreign tax withheld of $6,662, $3,818, $ —, $ — and $240, respectively)	$4,235,017	$2,214,805	$474,215	$887,561	$582,229
Expenses
Management fees	1,317,248	917,283	227,645	319,127	138,233
12b-1 service fees – Class A Shares	310,694	66,760	17,093	46,196	29,772
12b-1 distribution and service fees – Class C Shares	138,964	251,090	47,160	113,704	30,410
12b-1 distribution and service fees – Class R3 Shares	503	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	—	—
Prime broker expenses	—	—	—	—	—
Shareholder servicing agent fees	146,424	98,000	21,629	51,088	19,377
Custodian fees	33,799	25,143	17,387	15,498	14,676
Trustees fees	6,254	4,219	1,124	1,487	681
Professional fees	28,018	21,713	11,490	12,758	10,026
Shareholder reporting expenses	29,067	25,001	7,084	13,979	6,432
Federal and state registration fees	34,374	32,938	23,419	25,176	20,529
Other	9,408	8,376	4,084	7,321	3,161
Total expenses before fee waiver/expense reimbursement	2,054,753	1,450,523	378,115	606,334	273,297
Fee waiver/expense reimbursement	—	(66,825)	(47,884)	(74,528)	(51,484)
Net expenses	2,054,753	1,383,698	330,231	531,806	221,813
Net investment income (loss)	2,180,264	831,107	143,984	355,755	360,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,381,437	13,155,256	2,924,486	4,064,925	916,329
Common stocks sold short	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	31,184,715	19,869,461	4,646,858	5,108,457	1,902,622
Common stocks sold short	—	—	—	—	—
Net realized and unrealized gain (loss)	55,566,152	33,024,717	7,571,344	9,173,382	2,818,951
Net increase (decrease) in net assets from operations	$57,746,416	$33,855,824	$7,715,328	$9,529,137	$3,179,367

See accompanying notes to financial statements.

102	NUVEEN

	Growth	Large Cap Core Plus	Equity Long/ Short	Equity Market Neutral
Investment Income (net of foreign tax withheld of $ —, $1,491, $1,051 and $859, respectively)	$429,921	$759,566	$966,818	$468,064
Expenses
Management fees	156,974	429,221	519,964	362,496
12b-1 service fees – Class A Shares	11,663	19,418	32,907	11,491
12b-1 distribution and service fees – Class C Shares	37,765	64,423	40,408	10,459
12b-1 distribution and service fees – Class R3 Shares	520	—	—	—
Dividends expense on common stocks sold short	—	177,954	493,951	400,923
Prime broker expenses	—	125,560	281,705	74,414
Shareholder servicing agent fees	20,183	30,221	37,089	27,097
Custodian fees	19,863	20,080	24,945	22,016
Trustees fees	823	1,157	1,312	929
Professional fees	10,856	15,672	19,907	14,958
Shareholder reporting expenses	8,094	7,419	9,660	9,157
Federal and state registration fees	28,409	20,845	26,182	23,590
Other	3,304	3,883	4,193	3,101
Total expenses before fee waiver/expense reimbursement	298,454	915,853	1,492,223	960,631
Fee waiver/expense reimbursement	(64,913)	(80,319)	(81,587)	(71,788)
Net expenses	233,541	835,534	1,410,636	888,843
Net investment income (loss)	196,380	(75,968)	(443,818)	(420,779)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,316,342	5,325,087	3,230,048	4,322,876
Common stocks sold short	—	541,220	(1,727,564)	(1,017,580)
Change in net unrealized appreciation (depreciation) of:
Investments	2,025,775	5,508,889	10,917,493	2,021,724
Common stocks sold short	—	(1,615,871)	(1,247,079)	(1,970,067)
Net realized and unrealized gain (loss)	3,342,117	9,759,325	11,172,898	3,356,953
Net increase (decrease) in net assets from operations	$3,538,497	$9,683,357	$10,729,080	$2,936,174

See accompanying notes to financial statements.

NUVEEN	103

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Value		Large Cap Core
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$2,180,264	$5,623,653	$831,107	$2,086,270
Net realized gain (loss) from:
Investments	24,381,437	(16,502,247)	13,155,256	(7,790,494)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	31,184,715	34,105,291	19,869,461	24,896,330
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	57,746,416	23,226,697	33,855,824	19,192,106
Distributions to Shareholders
From net investment income:
Class A Shares	(3,372,897)	(2,740,858)	(398,834)	(260,913)
Class C Shares	(187,205)	(71,281)	(5,707)	—
Class R3 Shares	(2,313)	(890)	—	—
Class R6 Shares	(284,602)	—	(161,497)	—
Class I Shares	(1,833,151)	(1,620,342)	(1,489,785)	(1,231,787)
From accumulated net realized gains:
Class A Shares	—	(20,742,963)	—	(665,871)
Class C Shares	—	(2,587,341)	—	(672,892)
Class R3 Shares	—	(9,113)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(9,303,235)	—	(2,305,540)
Decrease in net assets from distributions to shareholders	(5,680,168)	(37,076,023)	(2,055,823)	(5,137,003)
Fund Share Transactions
Proceeds from sale of shares	41,503,840	86,707,395	98,036,911	127,029,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,687,499	30,907,897	1,383,035	3,409,488
	46,191,339	117,615,292	99,419,946	130,439,482
Cost of shares redeemed	(43,840,371)	(118,146,019)	(40,737,865)	(119,614,261)
Net increase (decrease) in net assets from Fund share transactions	2,350,968	(530,727)	58,682,081	10,825,221
Net increase (decrease) in net assets	54,417,216	(14,380,053)	90,482,082	24,880,324
Net assets at the beginning of period	388,046,675	402,426,728	254,788,068	229,907,744
Net assets at the end of period	$442,463,891	$388,046,675	$345,270,150	$254,788,068
Undistributed (Over-distribution of) net investment income at the end of period	$2,171,249	$5,671,153	$816,032	$2,040,748

See accompanying notes to financial statements.

104	NUVEEN

	Large Cap Growth		Concentrated Core
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$143,984	$548,701	$355,755	$1,682,746
Net realized gain (loss) from:
Investments	2,924,486	(2,230,884)	4,064,925	(9,502,447)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	4,646,858	5,392,701	5,108,457	7,516,739
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	7,715,328	3,710,518	9,529,137	(302,962)
Distributions to Shareholders
From net investment income:
Class A Shares	(99,157)	(118,046)	(725,221)	(277,738)
Class C Shares	(1,768)	—	(290,490)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(273)	—	(616)	—
Class I Shares	(428,157)	(356,988)	(656,400)	(321,714)
From accumulated net realized gains:
Class A Shares	—	(1,116,072)	—	(2,022,709)
Class C Shares	—	(307,807)	—	(986,428)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(1,947,469)	—	(1,737,972)
Decrease in net assets from distributions to shareholders	(529,355)	(3,846,382)	(1,672,727)	(5,346,561)
Fund Share Transactions
Proceeds from sale of shares	14,601,346	21,067,275	10,490,773	48,288,208
Proceeds from shares issued to shareholders due to reinvestment of distributions	286,513	2,458,730	1,607,664	5,221,924
	14,887,859	23,526,005	12,098,437	53,510,132
Cost of shares redeemed	(16,190,027)	(49,961,218)	(29,514,212)	(82,303,357)
Net increase (decrease) in net assets from Fund share transactions	(1,302,168)	(26,435,213)	(17,415,775)	(28,793,225)
Net increase (decrease) in net assets	5,883,805	(26,571,077)	(9,559,365)	(34,442,748)
Net assets at the beginning of period	70,970,151	97,541,228	97,900,380	132,343,128
Net assets at the end of period	$76,853,956	$70,970,151	$88,341,015	$97,900,380
Undistributed (Over-distribution of) net investment income at the end of period	$141,322	$526,693	$363,928	$1,680,900

See accompanying notes to financial statements.

NUVEEN	105

Statement of Changes in Net Assets (Unaudited) (continued)

	Core Dividend		Growth
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$360,416	$877,022	$196,380	$366,187
Net realized gain (loss) from:
Investments	916,329	(1,642,767)	1,316,342	3,404,490
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,902,622	2,982,908	2,025,775	222,719
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	3,179,367	2,217,163	3,538,497	3,993,396
Distributions to Shareholders
From net investment income:
Class A Shares	(281,417)	(356,463)	(70,534)	(63,860)
Class C Shares	(49,788)	(51,911)	—	—
Class R3 Shares	—	—	(1,096)	(272)
Class R6 Shares	—	—	—	—
Class I Shares	(159,494)	(270,064)	(287,642)	(282,789)
From accumulated net realized gains:
Class A Shares	—	(327,317)	(679,602)	(1,030,621)
Class C Shares	—	(92,004)	(597,527)	(1,133,943)
Class R3 Shares	—	—	(15,869)	(8,899)
Class R6 Shares	—	—	—	—
Class I Shares	—	(249,825)	(2,112,073)	(3,506,692)
Decrease in net assets from distributions to shareholders	(490,699)	(1,347,584)	(3,764,343)	(6,027,076)
Fund Share Transactions
Proceeds from sale of shares	8,621,000	14,499,430	9,339,918	17,693,817
Proceeds from shares issued to shareholders due to reinvestment of distributions	472,199	1,285,090	3,272,236	5,202,800
	9,093,199	15,784,520	12,612,154	22,896,617
Cost of shares redeemed	(9,625,230)	(18,679,064)	(12,879,840)	(18,331,029)
Net increase (decrease) in net assets from Fund share transactions	(532,031)	(2,894,544)	(267,686)	4,565,588
Net increase (decrease) in net assets	2,156,637	(2,024,965)	(493,532)	2,531,908
Net assets at the beginning of period	42,561,018	44,585,983	49,768,605	47,236,697
Net assets at the end of period	$44,717,655	$42,561,018	$49,275,073	$49,768,605
Undistributed (Over-distribution of) net investment income at the end of period	$132,182	$262,465	$86,111	$249,003

See accompanying notes to financial statements.

106	NUVEEN

	Large Cap Core Plus		Equity Long/Short
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(75,968)	$346,696	$(443,818)	$(306,966)
Net realized gain (loss) from:
Investments	5,325,087	(7,800,867)	3,230,048	(7,304,871)
Common stocks sold short	541,220	1,681,368	(1,727,564)	250,912
Change in net unrealized appreciation (depreciation) of:
Investments	5,508,889	11,120,958	10,917,493	11,139,145
Common stocks sold short	(1,615,871)	(1,501,603)	(1,247,079)	(6,801,971)
Net increase (decrease) in net assets from operations	9,683,357	3,846,552	10,729,080	(3,023,751)
Distributions to Shareholders
From net investment income:
Class A Shares	(65,243)	(60,075)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(301,140)	(414,863)	—	—
From accumulated net realized gains:
Class A Shares	—	(575,207)	—	—
Class C Shares	—	(545,365)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(2,280,779)	—	—
Decrease in net assets from distributions to shareholders	(366,383)	(3,876,289)	—	—
Fund Share Transactions
Proceeds from sale of shares	12,582,809	15,149,957	17,351,481	69,074,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	269,078	3,342,688	—	—
	12,851,887	18,492,645	17,351,481	69,074,879
Cost of shares redeemed	(11,186,396)	(55,037,614)	(18,296,877)	(69,365,741)
Net increase (decrease) in net assets from Fund share transactions	1,665,491	(36,544,969)	(945,396)	(290,862)
Net increase (decrease) in net assets	10,982,465	(36,574,706)	9,783,684	(3,314,613)
Net assets at the beginning of period	71,317,836	107,892,542	83,151,657	86,466,270
Net assets at the end of period	$82,300,301	$71,317,836	$92,935,341	$83,151,657
Undistributed (Over-distribution of) net investment income at the end of period	$(80,038)	$362,313	$(443,818)	$—

See accompanying notes to financial statements.

NUVEEN	107

Statement of Changes in Net Assets (Unaudited) (continued)

	Equity Market Neutral
	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(420,779)	$(733,731)
Net realized gain (loss) from:
Investments	4,322,876	(1,493,893)
Common stocks sold short	(1,017,580)	(1,036,386)
Change in net unrealized appreciation (depreciation) of:
Investments	2,021,724	6,658,507
Common stocks sold short	(1,970,067)	(1,891,741)
Net increase (decrease) in net assets from operations	2,936,174	1,502,756
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	—	(157,697)
Class C Shares	—	(34,980)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(732,355)
Decrease in net assets from distributions to shareholders	—	(925,032)
Fund Share Transactions
Proceeds from sale of shares	13,262,289	44,449,171
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	735,316
	13,262,289	45,184,487
Cost of shares redeemed	(15,667,610)	(30,342,847)
Net increase (decrease) in net assets from Fund share transactions	(2,405,321)	14,841,640
Net increase (decrease) in net assets	530,853	15,419,364
Net assets at the beginning of period	61,388,793	45,969,429
Net assets at the end of period	$61,919,646	$61,388,793
Undistributed (Over-distribution of) net investment income at the end of period	$(907,895)	$(487,116)

See accompanying notes to financial statements.

108	NUVEEN

Statement of

Cash Flows	Six Months Ended February 28, 2017 (Unaudited)

	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$9,683,357	$10,729,080	$2,936,174
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,727,445)	(95,426,806)	(43,613,064)
Purchases of securities sold short	(15,282,559)	(54,723,144)	(45,328,412)
Proceeds from sales	62,858,083	101,466,413	55,336,644
Proceeds from sales of securities sold short	17,900,029	63,203,750	44,848,812
Proceeds from (Purchase of) short-term investments, net	361,540	2,413,656	2,042,897
(Increase) Decrease in:
Cash collateral at brokers	(173,051)	(14,497,097)	(9,558,221)
Receivable for dividends	38,735	79,139	70,153
Receivable for investments sold	(1,250,279)	118,583	(1,332,752)
Other assets	11,741	14,394	14,243
Increase (Decrease) in:
Cash collateral due to brokers	(225,618)	—	—
Payable for dividends on common stock sold short	6,609	20,590	(2,129)
Payable for investments purchased	1,713,937	(168,546)	437,906
Accrued management fees	8,477	(883)	(5,441)
Accrued Trustees fees	533	577	411
Accrued 12b-1 distribution and service fees	(1,516)	(1,056)	(372)
Accrued other expenses	(11,920)	(4,893)	(11,217)
Net realized (gain) loss from:
Investments	(5,325,087)	(3,230,048)	(4,322,876)
Common stocks sold short	(541,220)	1,727,564	1,017,580
Change in net unrealized (appreciation) depreciation of:
Investments	(5,508,889)	(10,917,493)	(2,021,724)
Common stocks sold short	1,615,871	1,247,079	1,970,067
Net cash provided by (used in) operating activities	(848,672)	2,050,859	2,478,159
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(10,485)	—	—
Cash distributions paid to shareholders	(97,305)	—	—
Proceeds from sale of shares	12,174,246	16,704,135	13,129,565
Cost of shares redeemed	(11,238,754)	(18,754,994)	(15,607,724)
Net cash provided by (used in) financing activities	848,672	(2,050,859)	(2,478,679)
Net Increase (Decrease) in Cash	—	—	520
Cash at the beginning of period	—	—	—
Cash at the end of period	$—	$—	$520

	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of share distributions	$269,078	$—	$—

See accompanying notes to financial statements.

NUVEEN	109

Financial

Highlights (Unaudited)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2017(g)	$22.73	$0.12		$3.29	$3.41	$(0.33)	$—	$(0.33)	$25.81
2016	23.58	0.32		0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
2012	20.25	0.26		(0.24)	0.02	(0.24)	—	(0.24)	20.03
Class C (8/96)
Year Ended 8/31:
2017(g)	21.72	0.03		3.15	3.18	(0.16)	—	(0.16)	24.74
2016	22.60	0.15		0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
2012	19.61	0.11		(0.22)	(0.11)	(0.09)	—	(0.09)	19.41
Class R3 (8/08)
Year Ended 8/31:
2017(g)	22.87	0.10		3.30	3.40	(0.27)	—	(0.27)	26.00
2016	23.71	0.28		0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
2012	20.34	0.22		(0.23)	(0.01)	(0.19)	—	(0.19)	20.14
Class R6 (6/16)
2017(g)	22.88	0.16		3.32	3.48	(0.41)	—	(0.41)	25.95
2016(f)	21.66	0.06		1.16	1.22	—	—	—	22.88
Class I (8/96)
Year Ended 8/31:
2017(g)	22.88	0.16		3.29	3.45	(0.38)	—	(0.38)	25.95
2016	23.73	0.37		0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
2012	20.34	0.31		(0.24)	0.07	(0.29)	—	(0.29)	20.12

110	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.05%	$265,253	1.04	%*	1.04	%*	1.04	%*	1.04	%*	71%
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
0.19	258,324	1.16		1.33		1.16		1.33		99

14.65	28,269	1.79	*	0.28	*	1.79	*	0.28	*	71
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153
(0.51)	16,644	1.91		0.58		1.91		0.58		99

14.93	227	1.29	*	0.79	*	1.29	*	0.79	*	71
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
0.04	76	1.41		1.14		1.41		1.14		99

15.27	18,478	0.73	*	1.35	*	0.73	*	1.35	*	71
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

15.17	130,238	0.79	*	1.29	*	0.79	*	1.29	*	71
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153
0.45	24,546	0.91		1.59		0.91		1.59		99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	111

Financial Highlights (Unaudited) (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$27.03	$0.08	$3.28	$3.36	$(0.20)	$—	$(0.20)	$30.19
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2017(g)	26.64	(0.03)	3.23	3.20	— **	—	— **	29.84
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class R6 (6/16)
2017(g)	27.08	0.12	3.29	3.41	(0.28)	—	(0.28)	30.21
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2017(g)	27.08	0.11	3.27	3.38	(0.26)	—	(0.26)	30.20
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50

112	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

12.46%	$65,521	1.06	%*	0.51	%*	1.01	%*	0.56	%*	56%
7.66	47,518	1.11		0.84		1.11		0.85		132
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

12.02	57,455	1.81	*	(0.23	)*	1.76	*	(0.19	)*	56
6.86	47,805	1.86		0.09		1.85		0.10		132
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

12.63	17,426	0.74	*	0.84	*	0.69	*	0.89	*	56
6.36	18,489	0.74	*	1.05	*	0.69	*	1.10	*	132

12.55	204,869	0.81	*	0.77	*	0.76	*	0.81	*	56
7.93	140,976	0.86		1.09		0.86		1.10		132
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	113

Financial Highlights (Unaudited) (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$25.69	$0.05	$2.97	$3.02	$(0.19)	$—	$(0.19)	$28.52
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2017(g)	25.25	(0.05)	2.92	2.87	— *	—	— *	28.12
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— *	0.56	0.56	—	—	—	20.56
Class R6 (6/16)
2017(g)	25.73	0.09	2.98	3.07	(0.27)	—	(0.27)	28.53
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2017(g)	25.73	0.08	2.97	3.05	(0.25)	—	(0.25)	28.53
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

114	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.80%	$15,552	1.16	%**	0.21	%**	1.02	%**	0.35	%**	64%
5.57	13,654	1.22		0.47		1.15		0.53		117
0.00	31,442	1.24		0.49		1.16		0.56		118
30.45	10,734	1.35		0.53		1.17		0.72		145
2.95	1,017	1.49	**	0.92	**	1.15	**	1.25	**	48

11.39	9,902	1.91	**	(0.54	)**	1.77	**	(0.44	)**	64
4.77	9,344	1.98		(0.30)		1.89		(0.22)		117
(0.74)	7,621	1.99		(0.29)		1.91		(0.22)		118
29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	**	(0.60	)**	1.91	**	(0.02	)**	48

11.97	29	0.86	**	0.51	**	0.72	**	0.66	**	64
6.02	27	0.85	**	0.65	**	0.70	**	0.81	**	117

11.96	51,370	0.91	**	0.47	**	0.77	**	0.61	**	64
5.80	47,945	0.97		0.71		0.89		0.79		117
0.28	58,478	0.99		0.72		0.91		0.79		118
30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	**	0.22	**	0.92	**	0.86	**	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	115

Financial Highlights (Unaudited) (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$25.97	$0.12		$2.86	$2.98	$(0.54)	$—	$(0.54)	$28.41
2016	26.89	0.39		(0.22)	0.17	(0.13)	(0.96)	(1.09)	25.97
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2017(g)	25.51	0.02		2.81	2.83	(0.34)	—	(0.34)	28.00
2016	26.50	0.18		(0.21)	(0.03)	—	(0.96)	(0.96)	25.51
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class R6 (6/16)
2017(g)	26.02	0.17		2.85	3.03	(0.62)	—	(0.62)	28.42
2016(f)	25.22	0.07		0.73	0.80	—	—	—	26.02
Class I (6/13)
2017(g)	26.02	0.15		2.85	3.00	(0.60)	—	(0.60)	28.42
2016	26.94	0.46		(0.22)	0.24	(0.20)	(0.96)	(1.16)	26.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

116	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.59%	$37,241	1.24	%**	0.72	%**	1.08	%**	0.89	%**	59%
0.62	41,053	1.32		1.38		1.20		1.50		103
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

11.18	22,237	2.00	**	(0.02	)**	1.83	**	0.15	**	59
(0.13)	24,531	2.07		0.60		1.94		0.72		103
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

11.75	28	0.88	**	1.10	**	0.72	**	1.26	**	59
3.17	26	0.89	**	1.48	**	0.73	**	1.64	**	103

11.68	28,835	1.00	**	0.99	**	0.83	**	1.16	**	59
0.88	32,291	1.06		1.65		0.95		1.77		103
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	117

Financial Highlights (Unaudited) (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(f)	$24.71	$0.22	$1.71	$1.93	$(0.29)	$—	$(0.29)	$26.35
2016	24.13	0.49	0.84	1.33	(0.38)	(0.37)	(0.75)	24.71
2015	25.90	0.45	(1.15)	(0.70)	(0.42)	(0.65)	(1.07)	24.13
2014	20.32	0.48	5.65	6.13	(0.42)	(0.13)	(0.55)	25.90
2013(d)	20.00	0.08	0.24	0.32	—	—	—	20.32
Class C (6/13)
2017(f)	24.65	0.13	1.71	1.84	(0.20)	—	(0.20)	26.29
2016	24.08	0.31	0.83	1.14	(0.20)	(0.37)	(0.57)	24.65
2015	25.85	0.26	(1.15)	(0.89)	(0.23)	(0.65)	(0.88)	24.08
2014	20.28	0.29	5.66	5.95	(0.25)	(0.13)	(0.38)	25.85
2013(d)	20.00	0.04	0.24	0.28	—	—	—	20.28
Class I (6/13)
2017(f)	24.71	0.25	1.72	1.97	(0.32)	—	(0.32)	26.36
2016	24.14	0.55	0.83	1.38	(0.44)	(0.37)	(0.81)	24.71
2015	25.91	0.51	(1.14)	(0.63)	(0.49)	(0.65)	(1.14)	24.14
2014	20.32	0.54	5.65	6.19	(0.47)	(0.13)	(0.60)	25.91
2013(d)	20.00	0.07	0.25	0.32	—	—	—	20.32

118	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.90%	$26,520	1.27	%*	1.52	%*	1.02	%*	1.76	%*	85%
5.68	23,978	1.33		1.89		1.14		2.08		127
(2.82)	20,601	1.37		1.54		1.16		1.75		174
30.48	8,261	1.76		1.40		1.17		1.99		117
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

7.52	6,559	2.02	*	0.77	*	1.77	*	1.02	*	85
4.86	5,978	2.08		1.13		1.89		1.32		127
(3.55)	5,950	2.12		0.80		1.91		1.01		174
29.55	2,151	2.54		0.59		1.92		1.21		117
1.40	111	6.52	*	(3.70	)*	1.92	*	0.90	*	29

8.08	11,639	1.02	*	1.76	*	0.77	*	2.01	*	85
5.91	12,605	1.08		2.13		0.89		2.31		127
(2.57)	18,035	1.12		1.79		0.91		2.00		174
30.85	6,571	1.58		1.63		0.92		2.29		117
1.60	1,044	7.50	*	(4.86	)*	0.92	*	1.72	*	29
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	119

Financial Highlights (Unaudited) (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2017(f)	$27.52	$0.10	$1.90	$2.00	$(0.19)	$(2.00)	$(2.19)	$27.33
2016	28.79	0.20	2.17	2.37	(0.18)	(3.46)	(3.64)	27.52
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
2012	20.23	(0.02)	0.88	0.86	—	—	—	21.09
Class C (3/06)
Year Ended 8/31:
2017(f)	25.25	— **	1.74	1.74	—	(2.00)	(2.00)	24.99
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(0.16)	0.84	0.68	—	—	—	20.14
Class R3 (3/09)
Year Ended 8/31:
2017(f)	27.27	0.07	1.89	1.96	(0.13)	(2.00)	(2.13)	27.10
2016	28.56	0.14	2.13	2.27	(0.10)	(3.46)	(3.56)	27.27
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(0.07)	0.89	0.82	—	—	—	21.06
Class I (3/06)
Year Ended 8/31:
2017(f)	28.01	0.14	1.93	2.07	(0.27)	(2.00)	(2.27)	27.81
2016	29.25	0.28	2.20	2.48	(0.26)	(3.46)	(3.72)	28.01
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92
2012	20.40	0.05	0.88	0.93	(0.04)	—	(0.04)	21.29

120	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.62%	$8,898	1.30	%*	0.49%*	1.02	%*	0.76%*	27
8.78	9,758	1.31		0.62	1.18		0.75	59
3.40	8,792	1.24		0.38	1.21		0.41	65
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67
4.25	12,947	1.31		(0.18)	1.23		(0.09)	72

7.21	7,615	2.05	*	(0.25)*	1.77	*	0.03 *	27
7.95	7,987	2.06		(0.14)	1.93		(0.01)	59
2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67
3.49	1,799	2.07		(0.91)	1.98		(0.82)	72

7.50	234	1.55	*	0.26 *	1.27	*	0.54 *	27
8.48	193	1.56		0.38	1.41		0.53	59
3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67
4.05	110	1.53		(0.42)	1.48		(0.37)	72

7.72	32,528	1.05	*	0.78 *	0.77	*	1.05 *	27
9.05	31,830	1.06		0.87	0.93		1.00	59
3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
4.59	13,301	1.07		0.14	0.98		0.23	72
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
(f)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	121

Financial Highlights (Unaudited) (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$25.56	$(0.03)	$3.58	$3.55	$(0.11)	$—	$(0.11)	$29.00
2016	25.02	0.09	1.38	1.47	(0.09)	(0.84)	(0.93)	25.56
2015	26.53	0.09	(0.59)	(0.50)	—	(1.01)	(1.01)	25.02
2014	20.53	0.04	6.32	6.36	(0.02)	(0.34)	(0.36)	26.53
2013(e)	20.00	0.03	0.50	0.53	—	—	—	20.53
Class C (6/13)
2017(g)	25.05	(0.13)	3.51	3.38	—	—	—	28.43
2016	24.64	(0.09)	1.34	1.25	—	(0.84)	(0.84)	25.05
2015	26.33	(0.12)	(0.56)	(0.68)	—	(1.01)	(1.01)	24.64
2014	20.51	(0.13)	6.29	6.16	—	(0.34)	(0.34)	26.33
2013(e)	20.00	(0.03)	0.54	0.51	—	—	—	20.51
Class I (6/13)
2017(g)	25.65	— **	3.59	3.59	(0.17)	—	(0.17)	29.07
2016	25.11	0.15	1.38	1.53	(0.15)	(0.84)	(0.99)	25.65
2015	26.59	0.16	(0.60)	(0.44)	(0.03)	(1.01)	(1.04)	25.11
2014	20.55	0.11	6.32	6.43	(0.05)	(0.34)	(0.39)	26.59
2013(e)	20.00	0.02	0.53	0.55	—	—	—	20.55

122	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

13.91%	$16,490	2.50	%*	(0.44	)%*	2.28	%*	(0.22	)%*	68%
6.00	15,053	2.51		0.14		2.29		0.36		143
(1.99)	17,191	2.42		0.12		2.22		0.33		153
31.18	7,108	2.55		(0.10)		2.28		0.17		152
2.70	456	2.38	*	0.26	*	1.99	*	0.65	*	41

13.49	13,076	3.25	*	(1.20	)*	3.03	*	(0.98	)*	68
5.18	13,345	3.25		(0.60)		3.04		(0.39)		143
(2.70)	15,962	3.18		(0.67)		2.97		(0.46)		153
30.21	3,182	3.28		(0.77)		3.03		(0.52)		152
2.60	51	3.31	*	(1.33	)*	2.66	*	(0.67	)*	41

14.04	52,734	2.25	*	(0.20	)*	2.03	*	0.02	*	68
6.25	42,919	2.24		0.40		2.03		0.61		143
(1.76)	74,740	2.18		0.38		1.97		0.59		153
31.51	39,257	2.33		0.17		2.06		0.44		152
2.80	18,090	2.33	*	(0.30	)*	1.66	*	0.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2017(g)	0.48	%*	0.48	%*	0.48	%*	0.34	%*	0.34	%*	0.34	%*
2016	0.45		0.45		0.45		0.37		0.37		0.36
2015	0.44		0.44		0.45		0.31		0.31		0.31
2014	0.48		0.47		0.48		0.34		0.34		0.36
2013(e)	0.52	*	0.44	*	0.44	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	123

Financial Highlights (Unaudited) (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2017(h)	$32.61	$(0.20)	$4.70	$4.50	$—	$—	$—	$37.11
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(0.08)	0.93	0.85	—	(1.32)	(1.32)	26.81
Class C (12/08)
Year Ended 8/31:
2017(h)	30.57	(0.30)	4.38	4.08	—	—	—	34.65
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(0.27)	0.88	0.61	—	(1.32)	(1.32)	26.04
Class I (12/08)
Year Ended 8/31:
2017(h)	33.27	(0.16)	4.79	4.63	—	—	—	37.90
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(0.04)	0.97	0.93	—	(1.32)	(1.32)	27.06

124	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

13.80%	$28,605	3.69	%*	(1.34)%*	3.49	%*	(1.15)%*	78%
0.00	26,012	3.78		(0.53)	3.58		(0.33)	224
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292
3.75	54	7.26		(5.26)	2.31		(0.31)	67

13.35	8,085	4.43	*	(2.10)*	4.23	*	(1.90)*	78
(0.75)	8,236	4.53		(1.29)	4.34		(1.09)	224
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67

13.95	56,245	3.45	*	(1.10)*	3.25	*	(0.90)*	78
0.27	48,905	3.52		(0.37)	3.33		(0.18)	224
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292
4.03	1,224	7.69		(5.95)	1.92		(0.17)	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended 8/31:
2017(h)	1.20	%*	1.18	%*	1.20	%*	0.68	%*	0.69	%*	0.69	%*
2016	1.19		1.20		1.20		0.77		0.77		0.77
2015	1.17		1.19		1.17		0.74		0.74		0.75
2014	1.12		1.11		1.12		0.72		0.74		0.78
2013(g)	1.42	*	1.46	*	1.42	*	—		—		—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26		0.32		0.32
2012	0.70		0.70		0.58		0.13		0.13		0.13

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
(h)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	125

Financial Highlights (Unaudited) (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$21.64	$(0.18)	$1.42	$1.24	$—	$—	$—	$22.88
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2017(g)	21.13	(0.26)	1.38	1.12	—	—	—	22.25
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2017(g)	21.82	(0.16)	1.43	1.27	—	—	—	23.09
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

126	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

5.73%	$9,439	3.51	%*	(1.88)%*	3.26	%*	(1.63)%*	79%
2.86	9,289	3.29		(1.47)	3.10		(1.28)	187
0.86	8,972	3.49		(1.73)	3.24		(1.48)	173
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

5.30	2,112	4.27	*	(2.64)*	4.02	*	(2.39)*	79
2.14	2,109	4.06		(2.23)	3.87		(2.04)	187
0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

5.87	50,369	3.27	*	(1.64)*	3.02	*	(1.39)*	79
3.12	49,990	3.06		(1.23)	2.87		(1.04)	187
1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2017(g)	1.39	%*	1.39	%*	1.40	%*	0.26	%*	0.27	%*	0.26	%*
2016	1.03		1.04		1.04		0.46		0.46		0.46
2015	1.04		1.03		1.03		0.59		0.58		0.57
2014	1.09		1.06		1.02		0.55		0.59		0.70
2013(e)	1.23	*	1.04	*	0.95	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	127

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”) and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is February 28, 2017, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core, Large Cap Growth, Concentrated Core, Growth and Large Cap Core Plus is long-term capital appreciation. Core Dividend’s investment objective is total return comprised of income from dividend and long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

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Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually, except Core Dividend will pay income dividends quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

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Notes to Financial Statements (Unaudited) (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$440,963,780	$—	$—	$440,963,780
Short-Term Investments:
Repurchase Agreements	—	1,380,985	—	1,380,985
Total	$440,963,780	$1,380,985	$—	$442,344,765

Large Cap Core
Long-Term Investments*:
Common Stocks	$344,555,540	$—	$—	$344,555,540

Large Cap Growth
Long-Term Investments*:
Common Stocks	$76,581,195	$—	$—	$76,581,195

Concentrated Core
Long-Term Investments*:
Common Stocks	$87,475,000	$—	$—	$87,475,000

Core Dividend
Long-Term Investments*:
Common Stocks	$44,624,981	$—	$—	$44,624,981

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Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$49,061,398	$—	$—	$49,061,398

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$107,028,643	$—	$—	$107,028,643
Common Stocks Sold Short*	(24,865,866)	—	—	(24,865,866)
Total	$82,162,777	$—	$—	$82,162,777

Equity Long/Short
Long-Term Investments*:
Common Stocks	$137,730,812	$—	$—	$137,730,812
Short-Term Investments:
Repurchase Agreements	—	340,949	—	340,949
Common Stocks Sold Short*	(73,863,392)	—	—	(73,863,392)
Total	$63,867,420	$340,949	$—	$64,208,369

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$61,447,223	$—	$—	$61,447,223
Short-Term Investments:
Repurchase Agreements	—	875,759	—	875,759
Common Stocks Sold Short*	(56,891,332)	—	—	(56,891,332)
Total	$4,555,891	$875,759	$—	$5,431,650
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

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Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$1,380,985	$(1,380,985)	$—
Equity Long/Short	Fixed Income Clearing Corporation	340,949	(340,949)	—
Equity Market Neutral	Fixed Income Clearing Corporation	875,759	(875,759)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Large Cap Core Plus, Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker expenses” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

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Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	255,598	$6,330,525	377,823	$8,147,030
Class C	271,038	6,159,837	363,328	7,355,274
Class R3	711	17,847	3,814	77,759
Class R6[1]	—	—	—	—
Class R6[1] – exchanges	—	—	887,602	19,225,456
Class I	1,171,423	28,995,631	2,333,537	51,901,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	113,723	2,822,619	932,097	19,747,901
Class C	6,044	143,959	100,958	2,037,698
Class R3	27	649	—	—
Class R6[1]	11,411	284,602	—	—
Class I	57,542	1,435,670	427,534	9,122,298
	1,887,517	46,191,339	5,426,693	117,615,292
Shares redeemed:
Class A	(677,372)	(16,295,231)	(2,063,375)	(44,962,850)
Class C	(404,451)	(9,262,679)	(588,700)	(12,064,765)
Class R3	(143)	(3,655)	(5,475)	(125,290)
Class R6[1]	(163,406)	(3,955,000)	(23,551)	(535,000)
Class I	(579,179)	(14,323,806)	(1,860,418)	(41,232,658)
Class I – exchanges	—	—	(887,602)	(19,225,456)
	(1,824,551)	(43,840,371)	(5,429,121)	(118,146,019)
Net increase (decrease)	62,966	$2,350,968	(2,428)	$(530,727)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	776,349	$22,318,616	874,945	$22,427,866
Class C	364,773	10,390,846	733,218	18,441,802
Class R6[1]	—	—	—	—
Class R6[1] – exchange	—	—	693,764	17,663,242
Class I	2,266,100	65,327,449	2,743,914	68,497,084
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,703	337,508	30,741	787,826
Class C	151	4,302	19,378	488,712
Class R6[1]	5,598	161,497	—	—
Class I	30,493	879,728	83,078	2,132,950
	3,455,167	99,419,946	5,179,038	130,439,482
Shares redeemed:
Class A	(375,394)	(10,653,242)	(617,239)	(15,716,831)
Class C	(233,978)	(6,514,716)	(482,058)	(12,191,971)
Class R6[1]	(111,472)	(3,155,000)	(11,119)	(300,000)
Class I	(720,617)	(20,414,907)	(2,906,788)	(73,742,217)
Class I – exchanges	—	—	(693,764)	(17,663,242)
	(1,441,461)	(40,737,865)	(4,710,968)	(119,614,261)
Net increase (decrease)	2,013,706	$58,682,081	468,070	$10,825,221
[1]	Class R6 Shares were established on June 30, 2016.

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Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	149,428	$4,049,921	371,585	$9,236,977
Class C	52,478	1,378,127	152,413	3,758,706
Class R6[1]	—	—	1,030	25,000
Class I	339,361	9,173,298	322,367	8,046,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,303	89,302	43,627	1,081,231
Class C	46	1,237	7,408	180,759
Class R6[1]	—	—	—	—
Class I	7,248	195,974	48,184	1,196,740
	551,864	14,887,859	946,614	23,526,005
Shares redeemed:
Class A	(138,994)	(3,634,150)	(1,127,331)	(27,291,678)
Class C	(70,512)	(1,840,329)	(95,029)	(2,300,725)
Class R6[1]	—	—	—	—
Class I	(409,942)	(10,715,548)	(816,036)	(20,368,815)
	(619,448)	(16,190,027)	(2,038,396)	(49,961,218)
Net increase (decrease)	(67,584)	$(1,302,168)	(1,091,782)	$(26,435,213)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	148,266	$4,013,596	650,877	$16,913,790
Class C	43,801	1,149,769	323,796	8,235,687
Class R6[1]	—	—	991	25,000
Class I	199,624	5,327,408	895,274	23,113,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,411	682,019	85,190	2,233,298
Class C	10,935	289,673	37,758	972,267
Class R6[1]	—	—	—	—
Class I	23,686	635,972	76,728	2,016,359
	451,723	12,098,437	2,070,614	53,510,132
Shares redeemed:
Class A	(443,426)	(11,666,733)	(1,193,481)	(30,535,390)
Class C	(222,041)	(5,801,687)	(327,620)	(8,191,879)
Class R6[1]	—	—	—	—
Class I	(450,024)	(12,045,792)	(1,696,550)	(43,576,088)
	(1,115,491)	(29,514,212)	(3,217,651)	(82,303,357)
Net increase (decrease)	(663,768)	$(17,415,775)	(1,147,037)	$(28,793,225)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Core Dividend	Shares	Amount	Shares	Amount
Shares sold:
Class A	212,775	$5,393,792	420,316	$9,864,308
Class C	28,785	728,347	55,389	1,294,388
Class I	100,522	2,498,861	139,855	3,340,734
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,288	280,488	28,864	681,004
Class C	1,852	45,960	5,653	132,925
Class I	5,870	145,751	19,995	471,161
	361,092	9,093,199	670,072	15,784,520
Shares redeemed:
Class A	(188,246)	(4,690,779)	(332,307)	(7,849,628)
Class C	(23,674)	(590,182)	(65,660)	(1,534,854)
Class I	(174,899)	(4,344,269)	(396,962)	(9,294,582)
	(386,819)	(9,625,230)	(794,929)	(18,679,064)
Net increase (decrease)	(25,727)	$(532,031)	(124,857)	$(2,894,544)
[1]	Class R6 Shares were established on June 30, 2016.

134	NUVEEN

	Six Months Ended 2/28/17		Year Ended 8/31/16
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,956	$1,128,911	153,974	$4,114,434
Class C	36,663	905,865	49,421	1,227,124
Class R3	1,669	44,724	5,211	132,605
Class I	266,954	7,260,418	444,006	12,219,654
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,688	624,963	35,019	928,930
Class C	18,208	437,348	31,633	768,666
Class R3	81	2,108	—	—
Class I	82,119	2,207,817	129,712	3,505,204
	471,338	12,612,154	848,976	22,896,617
Shares redeemed:
Class A	(94,667)	(2,525,412)	(139,751)	(3,758,259)
Class C	(66,501)	(1,641,248)	(107,125)	(2,661,310)
Class R3	(190)	(5,069)	(395)	(10,413)
Class I	(316,172)	(8,708,111)	(436,505)	(11,901,047)
	(477,530)	(12,879,840)	(683,776)	(18,331,029)
Net increase (decrease)	(6,192)	$(267,686)	165,200	$4,565,588

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Core Plus	Shares	Amount	Shares	Amount
Shares sold:
Class A	70,005	$1,893,931	171,341	$4,231,830
Class C	42,597	1,152,103	93,888	2,274,931
Class I	344,735	9,536,775	346,932	8,643,196
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,354	65,243	25,675	635,281
Class C	—	—	22,462	545,366
Class I	7,337	203,835	87,025	2,162,041
	467,028	12,851,887	747,323	18,492,645
Shares redeemed:
Class A	(92,694)	(2,512,289)	(295,039)	(7,280,436)
Class C	(115,413)	(3,023,370)	(231,412)	(5,579,613)
Class I	(211,544)	(5,650,737)	(1,737,013)	(42,177,565)
	(419,651)	(11,186,396)	(2,263,464)	(55,037,614)
Net increase (decrease)	47,377	$1,665,491	(1,516,141)	$(36,544,969)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	121,049	$4,225,031	450,916	$14,805,918
Class C	24,351	796,925	94,814	2,956,282
Class I	339,019	12,329,525	1,526,191	51,312,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	484,419	17,351,481	2,071,921	69,074,879
Shares redeemed:
Class A	(147,875)	(5,061,793)	(414,391)	(13,332,301)
Class C	(60,468)	(1,963,166)	(87,969)	(2,627,278)
Class I	(325,184)	(11,271,918)	(1,670,119)	(53,406,162)
	(533,527)	(18,296,877)	(2,172,479)	(69,365,741)
Net increase (decrease)	(49,108)	$(945,396)	(100,558)	$(290,862)

NUVEEN	135

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	106,143	$2,442,269	365,952	$7,998,762
Class C	13,706	300,271	48,437	1,037,987
Class I	453,113	10,519,749	1,621,262	35,412,422
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	7,168	157,697
Class C	—	—	1,543	33,306
Class I	—	—	24,585	544,313
	572,962	13,262,289	2,068,947	45,184,487
Shares redeemed:
Class A	(122,774)	(2,742,044)	(363,432)	(7,897,928)
Class C	(18,619)	(414,477)	(37,336)	(795,804)
Class I	(562,972)	(12,511,089)	(989,940)	(21,649,115)
	(704,365)	(15,667,610)	(1,390,708)	(30,342,847)
Net increase (decrease)	(131,403)	$(2,405,321)	678,239	$14,841,640

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Purchases	$290,760,970	$217,482,665	$44,745,516	$53,359,679	$36,077,091
Sales	292,213,689	160,567,664	46,501,460	73,062,246	36,822,215

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Purchases	$12,999,944	$82,010,004	$150,149,950	$88,941,476
Sales	16,919,984	80,758,112	164,670,163	100,185,456

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short, where applicable), as determined on a federal income tax basis, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Cost of investments	$388,927,393	$310,638,362	$68,547,545	$84,800,142	$41,769,168
Gross unrealized:
Appreciation	$72,077,859	$42,542,616	$11,319,981	$8,788,992	$4,919,090
Depreciation	(18,660,487)	(8,625,438)	(3,286,331)	(6,114,134)	(2,063,277)
Net unrealized appreciation (depreciation) of investments	$53,417,372	$33,917,178	$8,033,650	$2,674,858	$2,855,813

136	NUVEEN

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Cost of investments	$40,099,134	$95,019,621	$118,783,011	$55,670,639
Gross unrealized:
Appreciation	$9,734,278	$14,922,436	$21,262,553	$8,540,170
Depreciation	(772,014)	(2,913,414)	(1,973,803)	(1,887,827)
Net unrealized appreciation (depreciation) of investments	$8,962,264	$12,009,022	$19,288,750	$6,652,343

Permanent differences, primarily due to investments in short sales, investments in partnerships, distribution reallocations, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2016, the Funds’ last tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Capital paid-in	$—	$1	$—	$—	$—
Undistributed (Over-distribution of) net investment income	88,818	(42,536)	(22,101)	(1,412)	6,079
Accumulated net realized gain (loss)	(88,818)	42,535	22,101	1,412	(6,079)

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Capital paid-in	$409,634	$1	$(424,847)	$(540,027)
Undistributed (Over-distribution of) net investment income	—	16,201	487,453	551,362
Accumulated net realized gain (loss)	(409,634)	(16,202)	(62,606)	(11,335)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2016, the Funds’ last tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Undistributed net ordinary income[1]	$5,671,153	$2,040,748	$526,693	$1,680,900	$262,465
Undistributed net long-term capital gains	—	—	—	—	—

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$596,954	$362,314	$—	$—
Undistributed net long-term capital gains	2,358,154	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Distributions from net ordinary income[1]	$13,655,881	$3,892,356	$2,090,622	$4,511,419	$1,200,822
Distributions from net long-term capital gains	23,420,142	1,244,647	1,755,760	835,142	146,762

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$976,991	$1,463,354	$—	$—
Distributions from net long-term capital gains	5,050,085	2,412,935	—	925,032
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2016, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Capital losses to be carried forward – not subject to expiration	$19,797,364	$6,746,408	$2,244,394	$7,306,848	$1,760,490

	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Capital losses to be carried forward – not subjective to expiration	$6,474,311	$6,907,409	$2,717,889

NUVEEN	137

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Equity Market Neutral
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	487,116
[2]	Capital losses incurred from November 1, 2015 through August 31, 2016, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through August 31, 2016, and/or specified losses incurred from November 1, 2015 through August 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%
For the next $125 million	0.4875	0.4875	0.4875	0.5375	0.4875
For the next $250 million	0.4750	0.4750	0.4750	0.5250	0.4750
For the next $500 million	0.4625	0.4625	0.4625	0.5125	0.4625
For the next $1 billion	0.4500	0.4500	0.4500	0.5000	0.4500
For net assets over $2 billion	0.4250	0.4250	0.4250	0.4750	0.4250

Average Daily Net Assets	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	1.0000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.9875	1.0875	1.0875
For the next $250 million	0.4750	0.9750	1.0750	1.0750
For the next $500 million	0.4625	0.9625	1.0625	1.0625
For the next $1 billion	0.4500	0.9500	1.0500	1.0500
For net assets over $2 billion	0.4250	0.9250	1.0250	1.0250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2017, the complex-level fee for each Fund was 0.1617%.

138	NUVEEN

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and changes on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	N/A	N/A	1.20%
Large Cap Core	0.80%	December 31, 2018	N/A
Large Cap Growth	0.81	December 31, 2018	N/A
Concentrated Core	0.86	December 31, 2018	N/A
Core Dividend	0.81	December 31, 2018	N/A
Growth	0.81	December 31, 2018	1.40
Large Cap Core Plus	1.25	December 31, 2018	N/A
Equity Long/Short	1.40	December 31, 2018	N/A
Equity Market Neutral	1.40	December 31, 2018	N/A

N/A – Not applicable.

Other Transactions with affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Sales charges collected	$53,337	$96,543	$13,794	$21,667	$39,316
Paid to financial intermediaries	46,807	85,171	12,204	19,179	34,595

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Sales charges collected		$4,166	$9,769	$40,064	$7,174
Paid to financial intermediaries		3,661	8,561	35,398	6,377

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Commission advances	$36,056	$76,970	$12,125	$12,137	$4,172

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Commission advances		$3,315	$3,409	$5,776	$2,147

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
12b-1 fees retained	$21,017	$66,685	$10,229	$23,213	$3,808

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
12b-1 fees retained		$3,405	$5,794	$7,304	$2,028

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	139

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
CDSC retained	$1,596	$2,463	$929	$3,037	$390

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
CDSC retained		$492	$1,706	$1,898	$85

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Growth	Concentrated Core	Core Dividend	Growth
Class A Shares	—	—	—	2,013	—
Class C Shares	—	—	—	2,015	—
Class R3 Shares	2,126	N/A	N/A	N/A	2,125
Class R6 Shares	—	1,030	991	N/A	N/A
Class I Shares	—	—	—	36,228	—

N/A – Fund does not offer share class.

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Large Cap Value	Concentrated Core	Core Dividend
Outstanding balance at December 31, 2016	$726,940	$1,091,131	$141,746

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the funds utilized this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

140	NUVEEN

10. Subsequent Events

Fund Reorganizations

On April 13, 2017, the Funds’ Board of Trustees approved the reorganizations of Core Dividend, Large Cap Core Plus and Nuveen Large Cap Growth Opportunities Fund into Large Cap Value, Large Cap Core and Large Cap Growth, respectively. In order for the reorganizations to occur, they must be approved by the shareholders of Core Dividend, Large Cap Core Plus and Nuveen Large Cap Growth Opportunities Fund.

Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission to issue Class T Shares, which are not yet available for public offering.

NUVEEN	141

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

142	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Active Extension Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Active Extension Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

NUVEEN	143

Glossary of Terms Used in this Report (continued)

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

144	NUVEEN

Notes

NUVEEN	145

Notes

146	NUVEEN

Notes

NUVEEN	147

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

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To learn more about how the products and services of Nuveen
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provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a
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a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NLCES-0217D        138536

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JUNE 29, 2017

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN LARGE CAP VALUE FUND

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN CORE DIVIDEND FUND

333 West Wacker Dr. Chicago, Illinois 60606 Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated [•], 2017 for use in connection with the special meeting of shareholders of Nuveen Core Dividend Fund (the “Target Fund”), a series of Nuveen Investment Trust (the “Trust”), to be held on September 11, 2017 at [•] p.m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). At the Special Meeting, shareholders of the Target Fund will be asked to approve the reorganization (the “Reorganization”) of the Target Fund into Nuveen Large Cap Value Fund (the “Acquiring Fund”), also a series of the Trust, as described in the Proxy Statement/Prospectus. The Target Fund and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Trust at the address shown above or by calling (800) 257-8787.

Further information about the Funds is contained in each Fund’s Statement of Additional Information. Each Fund’s Statement of Additional Information, dated March 31, 2017 (as filed March 31, 2017) (File Nos. 333-03715 and 811-07619), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to each Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition of the Acquiring Fund as if the Reorganization had been consummated on February 28, 2017 and the results of operations of the Acquiring Fund as if the Reorganization had taken place on the first day of the 12 month period ended February 28, 2017.

The audited financial statements and related independent registered public accounting firm’s report for each Fund are contained in each Fund’s Annual Report for the fiscal year ended August 31, 2016 (as filed November 4, 2016) (File No. 811-07619), and the unaudited financial statements for each Fund are contained in each Fund’s Semi-Annual Report for the six-month period ended February 28, 2017 (as filed May 5, 2017) (File No. 811-07619), each of which is incorporated herein by reference only insofar as it relates to each Fund. No other parts of each Fund’s Annual Report or Semi-Annual Report are incorporated by reference herein.

The date of this SAI is [•], 2017.

Pro Forma Financial Information

Appendix A

Pro Forma Financial Statements for the Reorganization of Nuveen Core Dividend Fund (the “Target Fund”) into Nuveen Large Cap Value Fund (the “Acquiring Fund”)

The unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Core Dividend Fund (the “Target Fund”) into the Nuveen Large Cap Value Fund (the “Acquiring Fund”), each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Reorganization”). The Reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the pro rata distribution of shares of the Acquiring Fund to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund”) as of February 28, 2017. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from March 1, 2016 through February 28, 2017.

Pro Forma Portfolio of Investments (Unaudited)

February 28, 2017

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
			LONG-TERM INVESTMENTS 99.7%
			COMMON STOCKS - 99.7%
			Aerospace & Defense - 2.0%
3,900	-	3,900	Boeing Company	$702,897	$-		$702,897
-	21,000	21,000	Huntington Ingalls Industries Inc.	-	4,588,500		4,588,500
900	74,000	74,900	Spirit AeroSystems Holdings Inc.	55,449	4,559,140		4,614,589

			Total Aerospace & Defense	758,346	9,147,640		9,905,986

			Airlines - 3.4%
4,200	44,000	48,200	Copa Holdings SA	447,258	4,685,560		5,132,818
9,800	96,000	105,800	Delta Air Lines, Inc.	489,314	4,793,280		5,282,594
9,000	-	9,000	Southwest Airlines Co.	520,200	-		520,200
-	74,000	74,000	United Continental Holdings Inc., (2)	-	5,482,660		5,482,660

			Total Airlines	1,456,772	14,961,500		16,418,272

			Auto Components - 1.0%
600	32,000	32,600	Lear Corporation	85,194	4,543,680		4,628,874

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
			Automobiles - 2.9%
42,800	505,000	547,800	Ford Motor Company	$536,284	$6,327,650		$6,863,934
15,000	176,000	191,000	General Motors Company	552,600	6,483,840		7,036,440

			Total Automobiles	1,088,884	12,811,490		13,900,374

			Banks - 12.2%
2,200	588,000	590,200	Bank of America Corporation	54,296	14,511,840		14,566,136
-	115,000	115,000	Citigroup Inc.	-	6,878,150		6,878,150
2,300	190,000	192,300	JP Morgan Chase & Co.	208,426	17,217,800		17,426,226
-	55,000	55,000	PNC Financial Services Group, Inc.	-	6,997,650		6,997,650
-	104,000	104,000	Popular Inc.	-	4,582,240		4,582,240
-	151,000	151,000	Regions Financial Corporation	-	2,305,770		2,305,770
-	94,000	94,000	SunTrust Banks, Inc.	-	5,592,060		5,592,060
1,500	26,000	27,500	Wells Fargo & Company	86,820	1,504,880		1,591,700

			Total Banks	349,542	59,590,390		59,939,932

			Biotechnology - 1.3%
10,500	-	10,500	AbbVie Inc.	649,320	-		649,320
4,100	23,000	27,100	Amgen Inc.	723,773	4,060,190		4,783,963
9,300	-	9,300	Gilead Sciences, Inc.	655,464	-		655,464

			Total Biotechnology	2,028,557	4,060,190		6,088,747

			Building Products - 1.0%
5,600	80,000	85,600	Owens Corning	327,544	4,679,200		5,006,744

			Capital Markets - 7.3%
11,500	134,000	145,500	Bank New York Mellon	542,110	6,316,760		6,858,870
2,600	33,000	35,600	Goldman Sachs Group, Inc.	644,956	8,185,980		8,830,936
11,600	-	11,600	LPL Investments Holdings Inc.	458,664	-		458,664
-	1,000	1,000	Moody’s Corporation	-	111,370		111,370
12,400	156,000	168,400	Morgan Stanley	566,308	7,124,520		7,690,828
1,700	-	-	Northern Trust Corporation, (3)	148,495	-		148,495
5,900	63,000	68,900	Raymond James Financial Inc.	463,504	4,949,280		5,412,784
4,000	-	4,000	S&P Global, Inc.	517,880	-		517,880
-	69,000	69,000	State Street Corporation	-	5,499,990		5,499,990
5,600	-	-	T. Rowe Price Group Inc., (3)	398,776	-		398,776
200	-	200	TD Ameritrade Holding Corporation	7,820	-		7,820

			Total Capital Markets	3,748,513	32,187,900		35,936,413

			Chemicals - 1.0%
7,500	75,000	82,500	Cabot Corporation	434,850	4,348,500		4,783,350

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
500	-	-	Scotts Miracle Gro Company, (3)	$45,315	$-		$45,315

			Total Chemicals	480,165	4,348,500		4,828,665

			Commercial Services & Supplies - 1.4%
-	197,000	197,000	Pitney Bowes Inc.	-	2,687,080		2,687,080
18,500	239,000	257,500	R.R. Donnelley & Sons Company	310,245	4,008,030		4,318,275

			Total Commercial Services & Supplies	310,245	6,695,110		7,005,355

			Communications Equipment - 2.5%
24,000	327,000	351,000	Cisco Systems, Inc.	820,320	11,176,860		11,997,180

			Construction & Engineering 1.8%
-	127,000	127,000	Chicago Bridge & Iron Company N.V.	-	4,263,390		4,263,390
-	79,000	79,000	Jacobs Engineering Group, Inc.	-	4,456,390		4,456,390

			Total Construction & Engineering	-	8,719,780		8,719,780

			Consumer Finance - 2.2%
-	67,000	67,000	Capital One Financial Corporation	-	6,288,620		6,288,620
-	60,000	60,000	Discover Financial Services	-	4,268,400		4,268,400

			Total Consumer Finance	-	10,557,020		10,557,020

			Containers & Packaging - 1.4%
32,900	-	-	Graphic Packaging Holding Company, (3)	439,215	-		439,215
-	8,000	8,000	International Paper Company	-	421,600		421,600
4,700	-	-	Packaging Corp. of America, (3)	434,421	-		434,421
8,600	95,000	103,600	WestRock Company	461,992	5,103,400		5,565,392

			Total Containers & Packaging	1,335,628	5,525,000		6,860,628

			Diversified Financial Services - 0.7%
-	21,000	21,000	Berkshire Hathaway Inc., Class B, (2)	-	3,599,820		3,599,820

			Diversified Telecommunication Services - 2.3%
2,200	38,000	40,200	AT&T Inc.	91,938	1,588,020		1,679,958
17,800	187,000	204,800	CenturyLink Inc.	431,828	4,536,620		4,968,448
-	208,000	208,000	Intelsat SA, (2)	-	1,035,840		1,035,840
37,900	404,000	441,900	Windstream Holdings Inc.	283,113	3,017,880		3,300,993

			Total Diversified Telecommunication Services	806,879	10,178,360		10,985,239

			Electric Utilities - 0.0%
6,000	-	-	FirstEnergy Corp., (3)	194,580	-		194,580

			Electrical Equipment - 1.0%
-	63,000	63,000	Regal-Beloit Corporation	-	4,690,350		4,690,350

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
			Electronic Equipment, Instruments & Components - 1.9%
-	64,000	64,000	Arrow Electronics, Inc., (2)	$-	$4,620,800		$4,620,800
13,500	170,000	183,500	Jabil Circuit Inc.	344,385	4,336,700		4,681,085
10,600	-	10,600	Vishay Intertechnology Inc.	168,010	-		168,010

			Total Electronic Equipment, Instruments & Components	512,395	8,957,500		9,469,895

			Energy Equipment & Services - 2.2%
12,600	174,000	186,600	Atwood Oceanics Inc.	132,426	1,828,740		1,961,166
-	214,000	214,000	Rowan Companies Inc.	-	3,877,680		3,877,680
-	522,000	522,000	Seadrill Limited	-	913,500		913,500
-	282,000	282,000	Transocean Inc.	-	3,897,240		3,897,240

			Total Energy Equipment & Services	132,426	10,517,160		10,649,586

			Equity Real Estate Investment Trusts - 1.0%
3,600	-	-	American Tower Corporation, REIT, (3)	413,244	-		413,244
9,800	-	-	Apartment Investment & Management Company, Class A, (3)	455,994	-		455,994
22,600	-	-	Apple Hospitality REIT, Inc., (3)	443,864	-		443,864
5,500	-	-	Camden Property Trust, (3)	465,575	-		465,575
11,800	-	-	CoreCivic, Inc., (3)	397,660	-		397,660
18,700	-	-	GGP, Inc., (3)	464,882	-		464,882
10,000	-	10,000	Prologis Inc.	510,500	-		510,500
3,000	-	3,000	Simon Property Group, Inc.	553,200	-		553,200
3,800	-	-	SL Green Realty Corporation, (3)	428,184	-		428,184
13,500	-	-	Tanger Factory Outlet Centers, (3)	457,245	-		457,245
3,300	-	-	Vornado Realty Trust, (3)	362,571	-		362,571

			Total Equity Real Estate Investment Trusts	4,952,919	-		4,952,919

			Food & Staples Retailing - 4.6%
7,600	57,000	64,600	CVS Health Corporation	612,408	4,593,060		5,205,468
9,600	-	9,600	Sysco Corporation	506,112	-		506,112
7,000	79,000	86,000	Walgreens Boots Alliance Inc.	604,660	6,824,020		7,428,680
4,600	123,000	127,600	Wal-Mart Stores, Inc.	326,278	8,724,390		9,050,668

			Total Food & Staples Retailing	2,049,458	20,141,470		22,190,928

			Food Products - 1.1%
7,200	78,000	85,200	Tyson Foods, Inc., Class A	450,432	4,879,680		5,330,112

			Health Care Providers & Services - 5.8%
4,300	45,000	49,300	Aetna Inc.	553,668	5,794,200		6,347,868
5,300	-	5,300	AmerisourceBergen Corporation	485,003	-		485,003
-	35,000	35,000	Anthem Inc.	-	5,768,700		5,768,700

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
6,200	57,000	63,200	Cardinal Health, Inc.	$504,494	$4,638,090		$5,142,584
-	67,000	67,000	Express Scripts, Holding Company, (2)	-	4,733,550		4,733,550
3,600	-	3,600	McKesson HBOC Inc.	540,468	-		540,468
4,600	-	4,600	UnitedHealth Group Incorporated	760,748	-		760,748
-	32,000	32,000	Wellcare Health Plans Inc., (2)	-	4,518,400		4,518,400

			Total Health Care Providers & Services	2,844,381	25,452,940		28,297,321

			Hotels, Restaurants & Leisure - 2.1%
8,200	-	-	Brinker International Inc., (3)	346,368	-		346,368
8,600	-	8,600	Dunkin Brands Group Inc.	473,086	-		473,086
-	82,000	82,000	Hyatt Hotels Corporation, Class A, (2)	-	4,209,880		4,209,880
1,600	147,000	148,600	International Game Technology PLC	43,200	3,969,000		4,012,200
9,400	-	9,400	Las Vegas Sands	497,730	-		497,730
19,600	-	19,600	The Wendy’s Company	273,224	-		273,224
7,500	-	7,500	YUM! Brands, Inc.	489,900	-		489,900

			Total Hotels, Restaurants & Leisure	2,123,508	8,178,880		10,302,388

			Household Durables - 0.1%
2,300	-	-	Whirlpool Corporation, (3)	410,757	-		410,757

			Independent Power & Renewable Electricity Producers - 0.2%
33,700	40,000	73,700	AES Corporation	388,224	460,800		849,024

			Industrial Conglomerates - 0.0%
4,700	-	-	General Electric Company, (3)	140,107	-		140,107

			Insurance - 1.7%
-	46,000	46,000	Assured Guaranty Limited	-	1,891,060		1,891,060
2,200	56,000	58,200	Prudential Financial, Inc.	243,188	6,190,240		6,433,428

			Total Insurance	243,188	8,081,300		8,324,488

			IT Services - 1.2%
13,200	125,000	138,200	Booz Allen Hamilton Holding	472,164	4,471,250		4,943,414
6,000	-	6,000	MasterCard, Inc.	662,760	-		662,760

			Total IT Services	1,134,924	4,471,250		5,606,174

			Machinery - 5.4%
-	80,000	80,000	Allision Transmission Holdings Inc.	-	2,878,400		2,878,400
-	34,000	34,000	Cummins Inc.	-	5,048,660		5,048,660
6,200	62,000	68,200	Ingersoll Rand Company Limited, Class A	492,032	4,920,320		5,412,352
15,300	138,000	153,300	Joy Global Inc.	431,307	3,890,220		4,321,527
6,200	57,000	63,200	Oshkosh Truck Corporation	420,918	3,869,730		4,290,648

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
-	97,000	97,000	Timken Company	$-	$4,287,400		$4,287,400

			Total Machinery	1,344,257	24,894,730		26,238,987

			Media - 1.9%
7,500	-	7,500	CBS Corporation, Class B	494,400	-		494,400
10,900	-	-	Cinemark Holdings Inc., (3)	456,383	-		456,383
-	163,000	163,000	Discovery Communications Inc., Class A Shares, (2)	-	4,687,880		4,687,880
24,900	252,000	276,900	Gannett Company, Inc.	217,128	2,197,440		2,414,568
19,000	-	-	Interpublic Group of Companies, Inc., (3)	457,900	-		457,900
8,600	-	8,600	John Wiley and Sons Inc., Class A	448,920	-		448,920
18,900	-	18,900	Regal Entertainment Group, Class A	407,862	-		407,862

			Total Media	2,482,593	6,885,320		9,367,913

			Metals & Mining - 3.1%
7,600	80,000	87,600	Nucor Corporation	475,532	5,005,600		5,481,132
2,200	52,000	54,200	Reliance Steel & Aluminum Company	186,230	4,401,800		4,588,030
12,100	123,000	135,100	Steel Dynamics Inc.	442,860	4,501,800		4,944,660

			Total Metals & Mining	1,104,622	13,909,200		15,013,822

			Mortgage Real Estate Investments Trusts - 1.7%
25,200	259,000	284,200	Chimera Investments Corporation	484,848	4,983,160		5,468,008
53,800	-	-	MFA Mortgage Investments, Inc., (3)	431,476	-		431,476
-	243,000	243,000	Two Harbors Investment Corporation	-	2,259,900		2,259,900

			Total Mortgage Real Estate Investments Trusts	916,324	7,243,060		8,159,384

			Multiline Retail - 2.9%
7,800	70,000	77,800	Big Lots, Inc.	400,452	3,593,800		3,994,252
7,900	99,000	106,900	Kohl’s Corporation	336,698	4,219,380		4,556,078
6,700	88,000	94,700	Target Corporation	393,759	5,171,760		5,565,519

			Total Multiline Retail	1,130,909	12,984,940		14,115,849

			Oil, Gas & Consumable Fuels - 1.1%
2,700	57,000	59,700	Exxon Mobil Corporation	219,564	4,635,240		4,854,804
1,000	-	1,000	ONEOK, Inc.	54,050	-		54,050
17,500	-	17,500	Williams Companies Inc.	495,950	-		495,950

			Total Oil, Gas & Consumable Fuels	769,564	4,635,240		5,404,804

			Personal Products - 0.7%
7,800	62,000	69,800	Nu Skin Enterprises, Inc., Class A	386,412	3,071,480		3,457,892

			Pharmaceuticals - 0.4%
1,800	16,000	17,800	Johnson & Johnson	219,978	1,955,360		2,175,338

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
			Professional Services - 1.0%
2,400	46,000	48,400	Manpower Inc.	$232,896	$4,463,840		$4,696,736

			Road & Rail - 0.2%
700	8,000	8,700	Norfolk Southern Corporation	84,721	968,240		1,052,961

			Semiconductors & Semiconductor Equipment - 1.1%
-	48,000	48,000	Intel Corporation	-	1,737,600		1,737,600
9,000	-	-	QUALCOMM, Inc., (3)	508,320	-		508,320
-	104,000	104,000	Teradyne Inc.	-	2,957,760		2,957,760

			Total Semiconductors & Semiconductor Equipment	508,320	4,695,360		5,203,680

			Software - 1.2%
21,700	-	21,700	Microsoft Corporation	1,388,366	-		1,388,366
-	51,000	51,000	VMware Inc., (2)	-	4,584,390		4,584,390

			Total Software	1,388,366	4,584,390		5,972,756

			Specialty Retail - 3.9%
8,100	-	-	Abercrombie & Fitch Co., Class A, (3)	96,876	-		96,876
9,600	111,000	120,600	Best Buy Co., Inc.	423,648	4,898,430		5,322,078
2,200	-	-	Foot Locker, Inc., (3)	166,474	-		166,474
-	198,000	198,000	Gap, Inc.	-	4,914,360		4,914,360
5,500	-	5,500	Home Depot, Inc.	797,005	-		797,005
5,000	-	5,000	Ross Stores, Inc.	342,900	-		342,900
-	465,000	465,000	Staples, Inc.	-	4,180,350		4,180,350
-	129,000	129,000	Urban Outfitters, Inc., (2)	-	3,357,870		3,357,870

			Total Specialty Retail	1,826,903	17,351,010		19,177,913

			Technology Hardware, Storage & Peripherals - 4.7%
14,200	51,000	51,000	Apple, Inc., (3)	1,945,258	6,986,490		8,931,748
30,600	320,000	350,600	HP Inc.	531,522	5,558,400		6,089,922
-	97,000	97,000	NCR Corporation, (2)	-	4,662,790		4,662,790
15,700	399,000	414,700	Xerox Corporation	116,808	2,968,560		3,085,368

			Total Technology Hardware, Storage & Peripherals	2,593,588	20,176,240		22,769,828

			Trading Companies & Distributors - 0.9%
-	65,000	65,000	WESCO International Inc., (2)	-	4,517,500		4,517,500

			Transportation Infrastructure - 0.1%
6,000	-	-	Macquarie Infrastructure Corporation, (3)	461,640	-		461,640

See accompanying Notes to Pro Forma Financial Statements

Shares				Value
Target Fund	Acquiring Fund	Pro Forma Acquiring Fund	Description (1)	Target Fund	Acquiring Fund	Pro Forma Adjustments	Pro Forma Acquiring Fund
			Wireless Telecommunication Services - 2.1%
-	538,000	538,000	Sprint Corporation, (2)	$-	$4,739,780		$4,739,780
-	17,000	17,000	Telephone and Data Systems Inc.	-	459,510		459,510
-	77,000	77,000	T-Mobile US Inc., (2)	-	4,814,810		4,814,810

			Total Wireless Telecommunication Services	-	10,014,100		10,014,100

			Total Long-Term Investments (cost $41,457,448, $385,124,019 and $426,581,467)	44,624,981	440,963,780		485,588,761

Principal Amount (000)						Value
Target Fund	Acquiring Fund	Pro Forma Combined Fund	Description (1)	Coupon	Maturity	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund
			Short-Term Investments - 0.3%
			Repurchase Agreements - 0.3%
$-	$1,381	$1,381	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17, repurchase price $1,380,986, collateralized by $1,260,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $1,413,576	0.030%	3/01/17	$-	$1,380,985			$1,380,985

			Total Short-Term Investments (cost $-, $1,380,985 and $1,380,985)			-	1,380,985			1,380,985

			Total Investments (cost $41,457,448, $386,505,004 and $427,962,452) - 100.0%			44,624,981	442,344,765			486,969,746

			Other Assets Less Liabilities - (0.0)%			92,674	119,126	(92,219	) (4)	119,581

			Net Assets - 100%			$44,717,655	$442,463,891	$(92,219)		$487,089,327

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of the Pro Forma Portfolio of Investments, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on the Pro Forma Combined Fund’s net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	It is currently anticipated that the security, or a portion of the security, may be disposed following the Reorganization. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization and will be at the discretion of Nuveen Asset Management, LLC (the Pro Forma Combined Fund’s sub-advisor).
(4)	The expenses associated with the proposed Reorganization are estimated to be approximately $180,000, approximately $5,000 of which is expected to be charged to the Target Fund and approximately $90,000 of which is expected to be charged to the Acquiring Fund, as further described in this Proxy Statement/Prospectus. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund. Furthermore, it is assumed that the Target Fund will be required to distribute its tax basis undistributed net investment income of $79,983 prior to the Reorganization. The Pro Forma Acquiring Fund also assumes that such distributions were reinvested in Target Fund shares using reinvestment rates of 99%, 94%, and 95% for Class A, Class C and Class I, respectively, resulting in a total cash distribution for the Target Fund of $2,219.
REIT	Real Estate Investment Trust

See accompanying Notes to Pro Forma Financial Statements

Pro Forma Statement of Assets and Liabilities

February 28, 2017 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Acquiring Fund
Assets
Long-term investments, at value (cost $41,457,448, $385,124,019 and $426,581,467, respectively)	$44,624,981	$440,963,780			$485,588,761
Short-term investments, at value (cost approximates value)	—	1,380,985			1,380,985
Receivable for:
Dividends	84,373	665,920			750,293
Investments sold	1,478,401	1,611,604			3,090,005
Shares sold	161,911	912,762			1,074,673
Other assets	12,246	119,451			131,697
Total assets	46,361,912	445,654,502	$—		492,016,414

Liabilities
Cash overdraft	208,516	—			208,516
Payable for:
Investments purchased	1,293,484	2,361,710			3,655,194
Shares redeemed	78,836	296,580			375,416
Dividends	—	—	2,219	(a)	2,219
Accrued expenses:
Management fees	16,941	216,009			232,950
Trustees fees	457	100,501			100,958
12b-1 distribution and service fees	9,879	71,720			81,599
Other	36,144	144,091			180,235
Reorganization costs	—	—	90,000	(a)	90,000
Total liabilities	1,644,257	3,190,611	92,219		4,927,087
Net assets	$44,717,655	$442,463,891	$(92,219)		$487,089,327

Class A Shares
Net assets	$26,519,706	$265,252,755	$(54,429	)(a)	$291,718,032
Shares outstanding	1,006,381	10,277,709	21,364	(b)	11,305,454
Net asset value (“NAV”) per share	$26.35	$25.81			$25.80
Offering price per share (NAV per share plus maximum sales charge of 5.75%, 5.75% and 5.75%, respectively of offering price)	$27.96	$27.38			$27.37

Class C Shares
Net assets	$6,558,887	$28,268,610	$(6,454	)(a)	$34,821,043
Shares outstanding	249,442	1,142,816	15,739	(b)	1,407,997
NAV and offering price per share	$26.29	$24.74			$24.73

See accompanying notes to pro forma financial statements.

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Acquiring Fund
Class R3 Shares
Net assets	$—	$226,859	$(46	)(a)	$226,813
Shares outstanding	—	8,726			8,726
NAV and offering price per share	$—	$26.00			$25.99

Class R6 Shares
Net assets	$—	$18,477,501	$(3,758	)(a)	$18,473,743
Shares outstanding	—	712,056			712,056
NAV and offering price per share	$—	$25.95			$25.94

Class I Shares
Net assets	$11,639,062	$130,238,166	$(27,532	)(a)	$141,849,696
Shares outstanding	441,616	5,018,029	6,876	(b)	5,466,521
NAV and offering price per share	$26.36	$25.95			$25.95

Net assets consist of:
Capital paid-in	$42,573,821	$382,291,197			$424,865,018
Undistributed (Over-distribution of) net investment income	132,182	2,171,249	$(92,219	)(a)	2,211,212
Accumulated net realized gain (loss)	(1,155,881)	2,161,684			1,005,803
Net unrealized appreciation (depreciation)	3,167,533	55,839,761			59,007,294
Net assets	$44,717,655	$442,463,891	$(92,219)		$487,089,327
Authorized shares – per class	Unlimited	Unlimited			Unlimited
Par value per share	$0.01	$0.01			$0.01

(a)	The expenses associated with the proposed Reorganization are estimated to be approximately $180,000, approximately $5,000 of which is expected to be charged to the Target Fund and approximately $90,000 of which is expected to be charged to the Acquiring Fund, as further described in this Proxy Statement/Prospectus. To the extent that a Fund’s expenses, including Reorganization expenses, would exceed the Fund’s current expense cap, Nuveen will absorb the portion of the Reorganization expenses necessary for each Fund to operate within its respective cap. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund, and therefore these are not reflected in the table above. Furthermore, the figures assume that the Target Fund will be required to distribute its tax basis undistributed net investment income of $79,983 prior to the Reorganization. The Pro Forma Acquiring Fund also assumes that such distributions were reinvested in Target Fund shares using reinvestment rates of 99%, 94%, and 95% for Class A, Class C and Class I, respectively, resulting in a total cash distribution for the Target Fund of $2,219.
(b)	Reflects the issuance by the Acquiring Fund of approximately 1,027,745 Class A shares, 265,181 Class C shares, and 448,492 Class I shares to Class A, Class C, and Class I shareholders, respectively, of the Target Fund in connection with the Reorganization.

See accompanying notes to pro forma financial statements.

Pro Forma Statement of Operations

12 Months Ended February 28, 2017 (Unaudited)

	Target Fund	Acquiring Fund	Pro Forma Adjustments		Pro Forma Acquiring Fund
Investment Income (net of foreign tax withheld of $897, $10,425 and $11,322, respectively)	$1,272,788	$8,528,164			$9,800,952
Expenses
Management fees	287,544	2,625,134	$(77,444	)(a)	2,835,234
12b-1 service fees – Class A Shares	59,418	610,364			669,782
12b-1 distribution and service fees – Class C Shares	61,002	277,476			338,478
12b-1 distribution and service fees – Class R3 Shares	—	937			937
Dividends expense on common stocks sold short	—	—			—
Prime broker expenses	—	—			—
Shareholder servicing agent fees	39,345	297,182			336,527
Custodian fees	29,004	62,754	(14,595	)(b)	77,163
Trustees fees	1,251	10,835			12,086
Professional fees	21,549	44,268	(15,997	)(b)	49,820
Shareholder reporting expenses	14,926	63,855	(17,343	)(b)	61,438
Federal and state registration fees	40,743	68,249	(4,478	)(b)	104,514
Other	8,268	25,337	(5,430	)(b)	28,175
Total expenses before fee waiver/expense reimbursement	563,050	4,086,391	(135,287)		4,514,154
Fee waiver/expense reimbursement	(94,973)	—	(117,894	)(c)	(212,867)
Net expenses	468,077	4,086,391	(253,181)		4,301,287
Net investment income (loss)	804,711	4,441,773	253,181		5,499,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,321,525	31,384,297			32,705,822
Change in net unrealized appreciation (depreciation) of investments	5,508,308	75,160,006			80,668,314
Net realized and unrealized gain (loss)	6,829,833	106,544,303	—		113,374,136
Net increase (decrease) in net assets from operations	$7,634,544	$110,986,076	$253,181		$118,873,801

(a)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Pro Forma Acquiring Fund’s average net assets. The savings amount presented is composed of $66,832 related to a decrease in the fund-level management fee rate applicable to the Target Fund and Acquiring Fund during the period, and $10,612 related to savings due to the Reorganization.
(b)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(c)	Reflects the increase in expense reimbursement payments the adviser would have made to the Pro Forma Acquiring Fund if the Reorganization had occurred on the first day of the 12-month period ended February 28, 2017. The increase in the expense reimbursement amount is composed of $20,153 related to changes in the expense reimbursement rates of the Target Fund during the period, and $97,741 related to the impact of the Reorganization.

See accompanying notes to pro forma financial statements.

Notes to Pro Forma Financial Statements (Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of the Nuveen Core Dividend Fund (the “Target Fund”) into the Nuveen Large Cap Value Fund (the “Acquiring Fund”) (the “Reorganization”). The Acquiring Fund and the Target Fund are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The unaudited pro forma financial information is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund as of February 28, 2017. The Pro Forma Portfolio of Investments and the Pro Forma Statement of Assets and Liabilities are presented for the Acquiring Fund, the Target Fund and the combination of the Acquiring Fund and the Target Fund (the “Pro Forma Acquiring Fund” or the “Fund”) as of February 28, 2017. The Pro Forma Statement of Operations is presented for the Acquiring Fund, the Target Fund and the Pro Forma Acquiring Fund for the period from March 1, 2016 through February 28, 2017 (the “Reporting Period”).

Under the terms of the Reorganization, Pro Forma Acquiring Fund will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. For financial reporting purposes, the historical cost basis of investment securities will be carried forward to the surviving fund to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund. The Reorganization will be accomplished by an acquisition of all the assets and the assumption of all the liabilities of the Target Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Target Fund’s shareholders in complete liquidation of the Target Fund.

Following the Reorganization, the Acquiring Fund will be the surviving fund. The surviving fund will have the portfolio management team, portfolio composition, strategies and investment objectives, policies and restrictions of the Acquiring Fund. No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

If the Reorganization had occurred as of February 28, 2017, the Target Fund would not have been required to dispose of any of its positions in order to comply with the Acquiring Fund’s investment policies and restrictions. However, due to the different investment styles of the portfolio management teams, it is estimated that approximately 25% of the Target Fund’s investment portfolio will be sold. It is anticipated that such sales will occur prior to the Reorganization. It is estimated that such portfolio repositioning would have resulted in realized gains of approximately $1.0 million (approximately $0.57 per share) and brokerage commissions or other transaction costs of approximately $11,000, based on average commission rates normally paid by the Acquiring Fund, if such sales occurred on February 28, 2017. Reorganization costs do not include any commissions or other transaction costs that would be incurred due to portfolio repositioning.

The total costs of the Reorganization are estimated to be $180,000. The Target Fund will be allocated $5,000 (0.01%) and the Acquiring Fund will be allocated $90,000 (0.02%) (percentage is based on average net assets for the twelve (12) months ended February 28, 2017) of estimated expenses incurred in connection with the Reorganization up to each fund’s expense cap. The allocation of the costs of the Reorganization is based on each Fund’s projected savings during the first year following the Reorganization. Based on current expense levels, it is anticipated that Nuveen will absorb all Reorganization expenses charged to the Target Fund. If the Reorganization is not approved or completed, Nuveen will pay all expenses associated with the Reorganization.

The accompanying pro forma financial statements and notes to the pro forma financial statements should be read in conjunction with the August 31, 2016 annual report and February 28, 2017 semiannual report of the Target Fund and the Acquiring Fund.

2. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Fund is a part of the Nuveen Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on May 6, 1996.

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The investment objective of the Fund is long-term capital appreciation.

The Acquiring Fund’s most recent prospectus provides further description of the investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Pro Forma Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees, except that sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Pro Forma Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

The Trust does not pay compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Trust has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

3. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee. The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Total
Long-Term Investments*:
Common Stocks	$485,588,761	$—	$485,588,761
Short-Term Investments:
Repurchase agreements	—	1,380,985	1,380,985
Total	$485,588,761	$1,380,985	$486,969,746

*	Refer to the Fund’s Pro Forma Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Pro Forma Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Pro Forma Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of February 28, 2017, the Fund had $879,290 of unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

6. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Net Assets
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For net assets over $2 billion	0.4250

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the

Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Fund through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses of the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Trust.

7. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016 (the only date utilized during the current fiscal period), the Fund borrowed $868,686 from the Unsecured Credit Line at an annualized rate of 2.02%.

Committed Line of Credit

The Fund and certain other funds managed by the Adviser (“Participating Funds”) have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Pro Forma Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

8. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

9. Subsequent Events

Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission to issue Class T Shares, which are not yet available for public offering.

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $2,500,000 deductible for operational failures and a $1,000,000 deductible for all other claims.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of the Registrant dated May 6, 1996.(1)

(1)(b)	Amended Establishment and Designation of Classes, dated January 26, 2017.(13)

(1)(c)	Amended Designation of Series, dated July, 2016.(14)

(2)	By-Laws of the Registrant, amended and restated as of November 18, 2009.(6)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014.(9)

(6)(b)	Amended Schedules A and B of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated June 30, 2016.(11)

(6)(c)	Renewal of Investment Management Agreement between the Registrant and Nuveen Fund Advisors, LLC, dated July 27, 2016.(12)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014.(9)

(6)(e)	Notice of Continuation of Investment Sub-Advisory Agreement between the Registrant and Nuveen Asset Management, LLC, dated July 28, 2016.(12)

(7)(a)	Distribution Agreement between the Registrant and John Nuveen & Co. Incorporated (f/k/a Nuveen Investments, LLC, n/k/a Nuveen Securities, LLC), dated August 1, 1998.(3)

(7)(b)	Dealer Manager Agreement, dated October 22, 1996.(2)

(7)(c)	Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement, dated June 23, 2004.(4)

(7)(d)	Form of Nuveen Funds Rule 22c-2 Agreement.(5)

(7)(e)	Renewal of Distribution Agreement between the Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 5, 2016.(12)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Registrant et al. and State Street Bank and Trust Company, dated July 15, 2015.(10)

(9)(b)	Appendix A to the Amended and Restated Master Custodian Agreement, dated October 19, 2016.(12)

(10)(a)	Plan of Distribution and Service Pursuant to Rule 12b-1, dated February 28, 2013.(8)

(10)(b)	Multiple Class Plan Adopted Pursuant to Rule 18f-3, as amended November 14, 2012.(8)

(11)	Opinion and Consent of Counsel is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., dated May 11, 2012.(7)

(13)(b)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of October 11, 2016.(12)

(14)	Consent of KPMG LLP is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy Card is filed herein and appears following the Proxy Statement/Prospectus constituting Part A of this Registration Statement.

(1)	Filed on May 14, 1996 as an exhibit to the Registrant’s initial Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(2)	Filed on December 16, 1996 as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(3)	Filed on September 28, 1998 as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(4)	Filed on June 29, 2005 as an exhibit to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(5)	Filed on October 31, 2006 as an exhibit to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(6)	Filed on October 28, 2010 as an exhibit to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

(7)	Filed on October 29, 2012 as an exhibit to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(8)	Filed on March 15, 2013 as an exhibit to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(9)	Filed on October 28, 2014 as an exhibit to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(10)	Filed on October 28, 2015 as an exhibit to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(11)	Filed on June 30, 2016 as an exhibit to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(12)	Filed on October 28, 2016 as an exhibit to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(13)	Filed on February 28, 2017 as an exhibit to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.
(14)	Filed on March 31, 2017 as an exhibit to Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-03715) and incorporated by reference herein.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that executed opinions of counsel supporting the tax matters discussed in the Proxy Statement/Prospectus will be filed with the Securities and Exchange Commission following the closing of the Reorganizations.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Chicago, the State of Illinois, on the 29th day of June, 2017.

NUVEEN INVESTMENT TRUST

By:	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy	Vice President and Controller		June 29, 2017
Stephen D. Foy	(principal financial and accounting officer)

/s/ Greg A. Bottjer	Chief Administrative Officer		June 29, 2017
Greg A. Bottjer	(principal executive officer)

William J. Schneider*	Chairman of the Board and Trustee	)
)
William Adams IV*	Trustee	)
)
Margo L. Cook*	Trustee	)
)
Jack B. Evans*	Trustee	)	By: /s/ Kathleen L. Prudhomme
		)	Kathleen L. Prudhomme
William C. Hunter*	Trustee	)	Attorney-in-Fact
		)	June 29, 2017
David J. Kundert*	Trustee	)
)
Albin F. Moschner*	Trustee	)
)
John K. Nelson*	Trustee	)
)
Judith M. Stockdale*	Trustee	)
)
Carole E. Stone*	Trustee	)
)
Terence J. Toth*	Trustee	)
)
Margaret L. Wolff*	Trustee	)

*	An original power of attorney authorizing, among others, Mark Czarniecki, Kevin J. McCarthy, Kathleen L. Prudhomme, Christopher M. Rohrbacher, Mark L. Winget, Gifford R. Zimmerman and Eric F. Fess, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as Exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinion and Consent of Counsel.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters discussed in the Proxy Statement/Prospectus.

(14)	Consent of KPMG LLP.

(16)	Powers of Attorney.